UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest even reported):
                                November 21, 1997



                            THE LEATHER FACTORY, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                       1-12368                    75-2543540
(State or other jurisdiction of    (Commission File             (IRS Employer
     incorporation)                   Number)               (Identification No.)






                            3847 East Loop 820 South
                             Fort Worth, Texas 76119
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (817) 496-4414

ITEM 5.  Other Events.

General

     On November 21, 1997, The Leather Factory, Inc. and subsidiaries (the "Company") entered into a Loan and Security Agreement with FINOVA Capital Corporation ("FINOVA"), pursuant to which FINOVA agreed to provide a credit facility of up to $9,136,000 in senior debt (the "Senior Debt Facility"). The Senior Debt Facility has a two year term and is secured by all of the assets of the Company as well as a pledge of 3,000,000 shares of the Company's common stock, par value $.0024 ("Common Stock"), collectively owned by two of the Company's executive officers.

     The Company also obtained $1,000,000 in subordinated debt pursuant the terms and conditions of a Promissory Note, by and between the Company and The Schlinger Foundation (the "Subordinated Debenture"). The Subordinated Debenture also has a two year term and is partially secured by a pledge of 2,666,666 shares of the Company's Common Stock owned by another executive officer.

     Proceeds of the closing of the Senior Debt Facility in the amount of $6,417,563, together with the $1,000,000 of proceeds from the Subordinated Debenture, were used to pay all amounts due and owing by the Company pursuant to the Second Restated Loan Agreement, as amended, by and between the Company and NationsBank of Texas, N.A. ("NationsBank"). The Company's revolving line of credit and term loan facility with NationsBank in the principal amounts of $5,125,000 and $2,200,000, respectively, were satisfied in their entirety. The Company used the remaining proceeds to pay certain closing and financing costs. The principal terms and conditions of the Senior Debt Facility and the Subordinated Debenture are described herein below.

Terms of Senior Debt

     Loan Amounts. The Senior Debt Facility consists of a revolving line of credit ("Revolving Credit Loan"), a term loan in the principal amount of $400,000 ("Term Loan A"), a term loan in the principal sum of $236,000 ("Term Loan B"), and a term loan in the principal amount of $1,500,000 ("Term Loan C").

                               Page 2 of 10 Pages

Key provisions of these loans are summarized in the table below and in the following text:


                                     Principal Balance
                            -------------------------------------
                                   At                 At             Annual Rate        Principal
         Facility                Closing           02/03/98         of Interest(1)      Payments(2)       Maturity

Revolving Credit Loan(3)         $4,281,563        $4,213,303        Prime + 1%(4)       At Maturity        12-01-99

Term Loan A                        $400,000          $386,667        Prime +3/4%         $6,667/mo(5)       12-01-99

Term Loan B                        $236,000              -0-(6)      Prime +3/4%         $2,810/mo(7)        12-01-99

Term Loan C                      $1,500,000        $1,450,000        Prime + 3%         $25,000/mo(8)(9)    12-01-99
                                  ---------         ---------

Total                            $6,417,563       $6,049,970(10)
                                  =========        ===========


(1) All accrued interest is payable monthly in arrears. Interest is computed based on the prime rate announced from time to time by Citibank, N.A.

(2) None of the Revolving Credit Loan, the Term Loan A or the Term Loan C may be prepaid in part. In the event any or all of these loans are prepaid in full prior to November 21, 1999, a termination fee equal to 3% of the amount prepaid would be incurred and paid to FINOVA as part of the prepayment.

(3) Total borrowings under the Revolving Credit Loan cannot exceed the lesser of: (i) $7,000,000 less any Loan Reserves and the aggregate undrawn face amount of all letters of credit issued by the Company and (ii) the sum of: (a) a certain percentage of trade accounts receivable as reduced by the aggregate undrawn face amount of all letters of credit; plus (b) an amount not to exceed the lesser of a certain percentage of inventory or $4,500,000; less (c) any Loan Reserves. Loan Reserves are defined as "such amounts as FINOVA may from time to time establish and revise in good faith reducing the amount of the Revolving Credit Loans or letters of credit which would otherwise be available to the Company." The amount of the Loan Reserves set by FINOVA as of the date of closing through February 3, 1998 were $108,081 and related to certain landlord waivers that the Company has yet to secure. Since the date of closing, the total available credit line (including amounts already advanced) under the Revolving Credit Loan have ranged from $4,268,000 to $4,561,000.

(4) Upon payment of a $90,000 facility fee to FINOVA and the payment of a $168,000 brokerage fee to First Capital Advisors and the satisfaction of other financial tests, the interest rate on the Revolving Credit Loan shall decrease to Prime + 0.5%. The brokerage fee to First Capital Advisors is being paid in 12 equal monthly installments that began on November 21, 1997.

(5) Monthly principal payments began January 1, 1998. A balloon principal payment of $246,667 is due at maturity.

(6) This loan was prepaid in full on December 15, 1997 from net proceeds of $250,000 received by the Company from the sale of real property in Tampa, Florida. No termination or prepayment charge was incurred.

(7) A balloon principal payment of $171,381 was payable at maturity. This note has been prepaid. See Note 6.

(8) Monthly principal payments began January 1, 1998. A balloon principal payment of $925,000 is payable at maturity.

(9) In addition, FINOVA has the option of requiring 50% of the excess of actual Operating Cash Flow above Total Contractual Debt Service (as such terms are defined) as shown on the Company's annual audited financial statements to be applied to pay principal installments due on the Term Loan C in inverse order of maturity.

(10)On December 31, 1997, the total principal amount outstanding on the Revolving Credit Loan was $4,030,519, $400,000 on the Term Loan A, and $1,500,000 on the Term Loan C.

                               Page 3 of 10 Pages

     Fees. In addition to interest, the Company will pay to FINOVA a $1,500 monthly collateral monitoring fee, letter of credit issuance fees, an annual renewal fee of 0.125% of the total facility renewed, and a 0.375% unused line fee on the Revolving Credit Loan. The Company has also incurred a facility fee of $90,000 due to the closing of the Senior Debt Facility, of which the Company has paid $37,500 as of the date of this filing. The remaining balance will be paid in monthly installments over the next nine months.

     Covenants. The terms of the Senior Debt Facility also contain certain covenants, such as requiring the Company to: (i) maintain certain financial ratios, beginning January 1, 1998; (ii) provide FINOVA with timely information and reports; (iii) file all tax returns; (iv) notify FINOVA of the making of any capital expenditures materially affecting the Company's business; and (v) notify FINOVA of any labor dispute. The Company's financial maintenance covenants include duties to maintain (a) Earnings Before Interest, Taxes, Depreciation and Amortization (as defined) of at least $900,000 for the first six months of each year, and $1,050,000 for the second six months of that year, (b) a Senior Debt Service Coverage Ratio (as defined) for the year to date period in 1998 and for the trailing 12-month period in 1999 ending on March 31, June 30, September 30 and December 31 equal to or in excess of 1.35, and (c) a Total Debt Service Coverage Ratio (as defined) for the same year to date or trailing 12-month periods of at least 1.10. Other covenants prohibit the Company from incurring indebtedness except as permitted by the terms of the Senior Debt Facility, from declaring or paying cash dividends upon any of its stock and from entering into any new business or making material changes in any of the Company's business objectives, purposes or operations.

     Letters of Credit. The Senior Debt Facility provides that the Company may request FINOVA, in its discretion, to arrange for up to $1.0 million in letters of credit to be issued for the benefit of the Company. The aggregate outstanding amount of these letters of credit reduces the line of credit available under the Revolving Credit Loan. On February 3, 1998, the Company had outstanding letters of credit of $130,277.

     Pledge Agreement; Events of Default. Mr. Ronald C. Morgan, the Company's Executive Vice President, Chief Operating Officer and Director, and Ms. Robin L. Morgan, the Company's Vice President Administration, Assistant Secretary and Director (collectively the "Pledgors"), entered into a Pledge Agreement with FINOVA, whereby they pledged 3,000,000 shares of the Company's Common Stock ("Pledged Common Stock") to secure the obligations of the Company and the Pledgors relative to the Senior Debt Facility. The Pledgors presently own 3,109,300 shares of the Common Stock. Unless an event of default occurs pursuant to the terms of the Senior Debt Facility ("Event of Default"), the Pledgors shall be entitled to exercise all voting powers in all company matters.

     Events of Default include any one or more of several events, including, but not limited to: (i) the failure by the Company to pay when due and payable any portion of the amounts to be paid pursuant to the terms of the Senior Debt Facility; (ii) any material adverse change that occurs in the Company's business, assets, operations, prospects or condition, financial or otherwise; and (iii) any representation or warranty made or deemed to be made by the

                               Page 4 of 10 Pages

Company in any document or report made or delivered to FINOVA that proves to have been misleading in any material respect. In the Event of Default, FINOVA may cause the Pledged Common Stock to be registered, exercise all voting powers pertaining to the Pledged Common Stock, receive all dividends on the Pledged Common Stock, and subject to any applicable state or federal securities laws, sell or assign, any or all of the Pledged Common Stock. The Pledge Agreement terminates upon the payment and performance in full of the Company's and Pledgors' obligations as provided by the Senior Debt Facility.

     Other Collateral. The Company and FINOVA also entered into a Patent Security Agreement, a Trademark Security Agreement, and a Copyright Security Agreement (collectively, the "Other Security Agreements"). The Other Security Agreements created security interests on the Company's patents, trademarks and copyrights securing payment of the Senior Debt Facility. Upon the payment and performance in full of the Company's obligations under the Senior Debt Facility, the liens and security interests shall be released.

Terms of Subordinated Debenture

     Payment Terms. The Subordinated Debenture, in the aggregate principal amount of $1,000,000, bears interest at 13% per year. The interest is payable monthly on the outstanding balance of the Subordinated Debenture until maturity on December 1, 1999. At the maturity of the Subordinated Debenture, the entire principal amount of $1,000,000, subject to the conversion rights of Schlinger noted herein below, shall be due and payable in full. The interest payments are subject to the terms and conditions of the Subordination Agreement discussed below, which is also an integral part of the Subordinated Debenture. The discussion relative to the principal terms and conditions of the Subordination Agreement is incorporated by reference into this summary of the terms and conditions of the Subordinated Debenture.

     Conversion Rights. At any time before the maturity date of the Subordinated Debenture, Schlinger may, at its option, satisfy 50% or $500,000 of the principal amount of the Subordinated Debenture by converting into shares of the Company's Common Stock at the current market price ("Current Market Price"). Current Market Price is defined by the Subordinated Debenture as the average daily closing price for thirty (30) trading days prior to November 21, 1997. The Current Market Price is $0.7240, and accordingly, Schlinger may receive up to 690,608 shares of the Company's Common Stock upon the exercise of its option to convert up to $500,000 of principal amount of said Subordinated Debenture.

     Pledge and Security Agreement. Mr. J. Wray Thompson, Sr., the Company's Chairman of the Board of Directors, President and Chief Executive Officer, entered into a Pledge and Security Agreement with Schlinger, whereby he pledged 2,666,666 shares of the Common Stock of the Company ("Schlinger Common Stock") to partially secure the obligation of the Company pursuant to the Subordinated Debenture. According to the Pledge and Security Agreement, Mr. Thompson cannot, without the written consent of Schlinger, sell, contract to sell, lease, encumber, or dispose of the Schlinger Common Stock, or any portion thereof,


                               Page 5 of 10 Pages
until the Pledge and Security Agreement and the Subordinated Debenture have been satisfied. In the event that Schlinger exercises its conversion rights as described hereinabove, Schlinger agrees to release a pro rata portion, not to exceed fifty percent (50%), of the Schlinger Common Stock.

     The Pledge and Security Agreement as well as the Subordinated Debenture contain similar provisions involving an Event of Default as the Senior Debt Facility. On the occurrence of an Event of Default, Schlinger may declare all obligations secured immediately due and payable and may proceed to enforce payment of the same and exercise any and all rights and remedies either at law or in equity possessed by Schlinger.

     Other. In connection with the issuance of the Subordinated Debenture, the Company paid a finder's fee to an unrelated individual in the amount of $50,000 plus warrants to acquire up to 100,000 shares of Common Stock at 75% of the Current Market Price.

Subordination Agreement.

     The Company, FINOVA and Schlinger entered into a Subordination Agreement (the "Agreement") in connection with the Senior Debt Facility and the Subordinated Debenture in order to establish the priority of the repayment of the Company's debt and other matters. The significant provisions of the Agreement are summarized below. Under the Agreement, Schlinger agrees to postpone and subordinate its right to payment of all of the amount of the Subordinated Debenture until full and final payment has been made of all of the Senior Debt Facility and FINOVA's obligation to make loans or other advances under the Senior Debt Facility has been terminated. In addition, pursuant to the terms of the Agreement, any mortgage, deed of trust, pledge, lien, security interest, claims, or rights ("Secured Claims") of any kind that Schlinger may acquire against the Company shall be subordinate to all Secured Claims held by FINOVA pursuant to the Senior Debt Facility.

     The Agreement contains certain covenants on the part of the Company and/or Schlinger such as: (i) the Company cannot, directly or indirectly, grant a security interest in, pledge, assign or transfer any properties of the Company, to secure or satisfy all or any part of the Subordinated Debenture; (ii) Schlinger is prohibited from demanding or accepting any of the Company's collateral held or to be held by FINOVA; and (iii) Schlinger agrees not to transfer or assign any of the Subordinated Debenture to any person, except upon the prior written consent of FINOVA and subject to the condition that such transferee or assignee shall have agreed in writing to be bound by the terms of the Agreement.

     Pursuant to the terms of the Agreement, the Company is authorized to render the monthly payments of interest provided by the Subordinated Debenture so long as: (i) no Event of Default has occurred according to the terms of the Senior Debt Facility; (ii) the Company has complied with certain financial ratios as required by the Senior Debt Facility, taking into account the interest payment to be made; and (iii) the Company will have availability for future advances under the Revolving Credit Loan of at least $350,000, after giving effect to the interest payment in question. In the event of dissolution, winding up, liquidation or reorganization of the Company, the Senior Debt Facility must be paid in full before Schlinger is entitled to receive any payment of principal or interest attributable to the Subordinated Debenture.

                               Page 6 of 10 Pages

ITEM 7.  Financial Statements and Exhibits.

                  (a)  Financial Statements

                         None

                  (b)  Pro Forma Financial Information

                         None

                  (c)  Exhibits

                         A list of exhibits required to be filed as part of this
report is set forth in  the Exhibit  Index,  which  immediately   precedes  such
exhibits, and is incorporated herein by reference.

















                               Page 7 of 10 Pages

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE LEATHER FACTORY, INC.


                                          BY: /s/ Anthony C. Morton
                                          --------------------------------------
                                                  Anthony c. Morton
                                           Chief Financial Officer and Treasurer



Date: February 6, 1998














                               Page 8 of 10 Pages

    THE LEATHER FACTORY, INC. AND SUBSIDIARIES
                   EXHIBIT INDEX


    Exhibit Number                     Description

       4.1 Loan and Security Agreement dated November 21, 1997, by and between The Leather Factory, Inc., a Delaware corporation, The Leather Factory, Inc., a Texas corporation, The Leather Factory, Inc., an Arizona corporation, Hi-Line Leather & Manufacturing Company, a California corporation, Roberts, Cushman & Company, Inc., a New York corporation, and FINOVA Capital Corporation.

       4.2 Revolving Note (Revolving Credit Loan) dated November 21, 1997, in the principal amount of $7,000,000, payable to the order of FINOVA Capital Corporation, which matures December 1, 1999.

       4.3 Term Loan A Note (Term Loan A) dated November 21, 1997, in the principal amount of $400,000, payable to the order of FINOVA Capital Corporation, which matures December 1, 1999.

       4.4 Term Loan B Note (Term Loan B) dated November 21, 1997, in the principal amount of $236,000, payable to the order of FINOVA Capital Corporation, which matures December 1, 1999.

       4.5 Term Loan C Note (Term Loan C) dated November 21, 1997, in the principal amount of $1,500,000, payable to the order of FINOVA Capital Corporation, which matures December 1, 1999.

       4.6 Subordination Agreement dated November 21, 1997, by and between FINOVA Capital Corporation, The Schlinger Foundation, The Leather Factory, Inc., a Delaware corporation, The Leather Factory, Inc., a Texas corporation, The Leather Factory, Inc., an Arizona corporation, Hi-Line Leather & Manufacturing Company, a California corporation, and Roberts, Cushman & Company, Inc., a New York corporation.


                               Page 9 of 10 Pages

       4.7 Pledge Agreement dated November 21, 1997, by and between Ronald C. Morgan and Robin L. Morgan and FINOVA Capital Corporation.

       4.8 Patent Security Agreement dated November 21, 1997, by and between The Leather Factory, Inc., a Delaware corporation, The Leather Factory, Inc., a Texas corporation, The Leather Factory, Inc., an Arizona corporation, Hi-Line Leather & Manufacturing Company, a California corporation, Roberts, Cushman & Company, Inc., a New York corporation, and FINOVA Capital Corporation.

       4.9 Trademark Security Agreement dated November 21, 1997, by and between The Leather Factory, Inc., a Delaware corporation, The Leather Factory, Inc., a Texas corporation, The Leather Factory, Inc., an Arizona corporation, Hi-Line Leather & Manufacturing Company, a California corporation, Roberts, Cushman & Company, Inc., a New York corporation, and FINOVA Capital Corporation.

      4.10 Copyright Security Agreement dated November 21, 1997, by and between The Leather Factory, Inc., a Delaware corporation, The Leather Factory, Inc., a Texas corporation, The Leather Factory, Inc., an Arizona corporation, Hi-Line Leather & Manufacturing Company, a California corporation, Roberts, Cushman & Company, Inc., a New York corporation, and FINOVA Capital Corporation.

      4.11 Promissory Note (Subordinated Debenture) dated November 14, 1997, in the principal amount of $1,000,000, payable to the order of The Schlinger Foundation, which matures December 1, 1999.

      4.12 Pledge and Security Agreement dated November 14, 1997, by and between The Schlinger Foundation and J. Wray Thompson, Sr.


                              Page 10 of 10 Pages

                                   EXHIBIT 4.1

[GRAPHIC OMITTED]



                           LOAN AND SECURITY AGREEMENT


               THE LEATHER FACTORY, INC., a Delaware corporation,
                 THE LEATHER FACTORY, INC., a Texas corporation,
               THE LEATHER FACTORY, INC., an Arizona corporation,
     HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, and
            ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation
                            3847 EAST LOOP 820 SOUTH
                             FORT WORTH, TEXAS 76119
                            Telecopy: (817) 496-9806




                             $9,136,000 Credit Limit


                                November 21, 1997



================================================================================

                                CORPORATE FINANCE

================================================================================

                                TABLE OF CONTENTS

1. DEFINITIONS................................................................1
1.1 DEFINED TERMS.............................................................1
1.2 OTHER TERMS...............................................................7

2. LOANS; INTEREST  RATE AND OTHER CHARGES....................................7
2.1 TOTAL FACILITY............................................................7
2.2 LOANS.....................................................................7
2.3 OVERLINES; OVERADVANCES...................................................7
2.4 LETTERS OF CREDIT.........................................................7
2.5 LOAN ACCOUNT..............................................................8
2.6 INTEREST; FEES............................................................8
2.7 DEFAULT INTEREST RATE.....................................................8
2.8 EXAMINATION FEE...........................................................8
2.9 EXCESS INTEREST...........................................................8
2.10 PRINCIPAL PAYMENTS; PROCEEDS OF COLLATERAL...............................9
2.11 APPLICATION OF COLLATERAL...............................................11
2.12 APPLICATION OF PAYMENTS.................................................11
2.13 NOTIFICATION OF CLOSING.................................................11

3. SECURITY..................................................................11
3.1 SECURITY INTEREST IN THE COLLATERAL......................................11
3.2 PERFECTION AND PROTECTION OF SECURITY INTEREST...........................12
3.3 PRESERVATION OF COLLATERAL...............................................12
3.4 INSURANCE................................................................12
3.5 COLLATERAL REPORTING; INVENTORY..........................................12
3.6 RECEIVABLES..............................................................13
3.7 EQUIPMENT................................................................13
3.8 OTHER LIENS; NO DISPOSITION OF COLLATERAL................................13
3.9 COLLATERAL SECURITY......................................................14

4. CONDITIONS OF CLOSING.....................................................14
4.1 INITIAL ADVANCE..........................................................14
4.2 SUBSEQUENT ADVANCES......................................................16

5. REPRESENTATIONS AND WARRANTIES............................................17
5.1 DUE ORGANIZATION.........................................................17
5.2 OTHER NAMES..............................................................17
5.3 DUE AUTHORIZATION........................................................17
5.4 BINDING OBLIGATION.......................................................17
5.5 INTANGIBLE PROPERTY......................................................17
5.6 CAPITAL..................................................................17
5.7 MATERIAL LITIGATION......................................................17
5.8 TITLE; SECURITY INTERESTS OF FINOVA......................................17
5.9 RESTRICTIVE AGREEMENTS, LABOR CONTRACTS..................................17
5.10 LAWS....................................................................18
5.11 CONSENTS................................................................18
5.12 DEFAULTS................................................................18
5.13 FINANCIAL CONDITION.....................................................18
5.14 ERISA...................................................................18

                                      (i)

5.15 TAXES...................................................................18
5.16 LOCATIONS; FEDERAL TAX ID NO............................................18
5.17 BUSINESS RELATIONSHIPS..................................................18
5.18 REAFFIRMATIONS..........................................................18
5.19 CAPITALIZATION OF BORROWER..............................................18
5.20 RESTRICTIONS............................................................19

6. COVENANTS.................................................................19
6.1 AFFIRMATIVE COVENANTS....................................................19
6.1.1 TAXES..................................................................19
6.1.2 NOTICE OF LITIGATION...................................................19
6.1.3 ERISA..................................................................19
6.1.4 CHANGE IN LOCATION.....................................................19
6.1.5 CORPORATE EXISTENCE....................................................19
6.1.6 LABOR DISPUTES.........................................................19
6.1.7 VIOLATIONS OF LAW......................................................19
6.1.8 DEFAULTS...............................................................19
6.1.9 CAPITAL EXPENDITURES...................................................19
6.1.10 BOOKS AND RECORDS.....................................................20
6.1.11 LEASES, WAREHOUSE AGREEMENTS..........................................20
6.1.12 ADDITIONAL DOCUMENTS..................................................20
6.1.13 FINANCIAL COVENANTS...................................................20
6.1.14 SCHEDULE CONDITIONS...................................................20

6.2 NEGATIVE COVENANTS.......................................................20
6.2.1 MERGERS................................................................20
6.2.2 LOANS..................................................................20
6.2.3 DIVIDENDS..............................................................20
6.2.4 ISSUANCE OF EQUITY INTERESTS...........................................20
6.2.5 ADVERSE TRANSACTIONS...................................................20
6.2.6 INDEBTEDNESS OF OTHERS.................................................20
6.2.7 REPURCHASE.............................................................20
6.2.8 NAME...................................................................21
6.2.9 PREPAYMENT OF INDEBTEDNESS; BROKERAGE FEE..............................21
6.2.10 SUBORDINATED DEBT.....................................................21
6.2.11 CAPITAL EXPENDITURE...................................................21
6.2.12 COMPENSATION..........................................................21
6.2.13 INDEBTEDNESS..........................................................21
6.2.14 AFFILIATE TRANSACTIONS................................................21
6.2.15 NATURE OF BUSINESS....................................................21
6.2.16 FINOVA'S NAME.........................................................21
6.2.17 MARGIN SECURITY.......................................................21
6.2.18 REAL PROPERTY.........................................................22
6.2.19 LIENS.................................................................22

7. DEFAULT AND REMEDIES......................................................22
7.1 EVENTS OF DEFAULT........................................................22
7.2 REMEDIES.................................................................23
7.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS......................23

                                      (ii)

8. EXPENSES AND INDEMNITIES..................................................24
8.1 EXPENSES.................................................................24
8.2 ENVIRONMENTAL MATTERS....................................................24

9. MISCELLANEOUS.............................................................24
9.1 EXAMINATION OF RECORDS; FINANCIAL REPORTING..............................24
9.2 TERM, TERMINATION........................................................25
9.3 RECOURSE TO SECURITY; CERTAIN WAIVERS....................................25
9.4 NO WAIVER BY FINOVA......................................................25
9.5 BINDING ON SUCCESSOR AND ASSIGNS.........................................25
9.6 SEVERABILITY.............................................................25
9.7 AMENDMENTS; ASSIGNMENTS..................................................26
9.8 INTEGRATION..............................................................26
9.9 SURVIVAL.................................................................26
9.10 EVIDENCE OF OBLIGATIONS.................................................26
9.11 LOAN REQUESTS...........................................................26
9.12 NOTICES.................................................................26
9.13 BROKERAGE FEES..........................................................26
9.14 DISCLOSURE..............................................................26
9.15 PUBLICITY...............................................................27
9.16 CAPTIONS................................................................27
9.17 INJUNCTIVE RELIEF.......................................................27
9.18 COUNTERPARTS; FACSIMILE EXECUTION.......................................27
9.19 CONSTRUCTION............................................................27
9.20 TIME OF ESSENCE.........................................................27
9.21 LIMITATION OF ACTIONS...................................................27
9.22 LIABILITY...............................................................27
9.23 NOTICE OF BREACH BY FINOVA..............................................28
9.24 APPLICATION OF INSURANCE PROCEEDS.......................................28
9.25 POWER OF ATTORNEY.......................................................28
9.26 JOINT AND SEVERAL.......................................................28
9.27 GOVERNING LAW; WAIVERS..................................................28
9.28 MUTUAL WAIVER OF RIGHT TO JURY TRIAL....................................29



                                     (iii)

THIS LOAN AND SECURITY AGREEMENT (collectively with the Schedule to Loan Agreement (the "Schedule") attached hereto, the "Agreement") dated the date set forth on the cover page, is entered into by and between the borrowers named on the cover page (hereinafter referred to individually "Borrower" and collectively, "Borrower"), whose address is set forth on the cover page and FINOVA Capital Corporation ("FINOVA"), whose address is set forth below the signature of Lender on the signature page attached hereto. Each reference to Borrower, unless the context otherwise indicates, shall refer to borrowers, collectively.

1.   DEFINITIONS.

1.1 Defined Terms . As used in this Agreement, the following terms have the definitions set forth below:

     "ADA" has the meaning set forth in Section 4.1(x) hereof.

     "Additional Sums" has the meaning set forth in Section 2.9(a) hereof.

     "Affiliate" means any Person controlling, controlled by or under common control with Borrower. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause direction of the management and policies of any Person, whether through ownership of common or preferred stock or other equity interests, by contract or otherwise. Without limiting the generality of the foregoing, each of the following shall be an
Affiliate: any officer, director, employee or other agent of Borrower, any shareholder, member or subsidiary of Borrower, and any other Person with whom or which Borrower has common shareholders, officers or directors.

     "Agreement" has the meaning set forth in the preamble.

     "Annual Renewal Fee" has the meaning set forth in the Schedule.

          "Applicable Usury Law" has the meaning set forth in Section 2.9(b) hereof.

          "Blocked Account" has the meaning set forth in Section 2.10(c) hereof.

     "Business Day" means any day on which commercial banks in both Los Angeles, California and Phoenix, Arizona are open for business.

     "Capital Expenditures" means all expenditures made and liabilities incurred for the acquisition of any fixed asset or improvement, replacement, substitution or addition thereto which has a useful life of more than one year and including, without limitation, those arising in connection with Capital Leases.

     "Capital Lease" means any lease of property by Borrower that, in accordance with GAAP, should be capitalized for financial reporting purposes and reflected as a liability on the balance sheet of Borrower.

     "Closing Fee" has the meaning set forth in the Schedule.

     "Closing Date" means the date of the initial advance made by FINOVA pursuant to this Agreement.

     "Code" means the Uniform Commercial Code as adopted and in effect in the State of Arizona from time to time.

     "Collateral" has the meaning set forth in Section 3.1 hereof.

     "Collateral Monitoring Fee" has the meaning set forth in the Schedule.

     "Current Assets" at any date means the amount at which the current assets of Borrower would be shown on a balance sheet of Borrower as at such date, prepared in accordance with GAAP, provided that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom.

     "Current Liabilities" at any date means the amount at which the current liabilities of Borrower would be shown on a balance sheet of Borrower as at such date, prepared in accordance with GAAP.

     "Deposit Accounts" has the meaning set forth in Section 9105 of the Code.

     "Dominion Account" has the meaning set forth in Section 2.10(c) hereof.

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

     "Earnings Before Interest, Taxes, Depreciation and Amortization" for any fiscal period of Borrower means the net income of Borrower for such fiscal period, plus interest expense, depreciation and amortization and provision for income taxes for such fiscal period, and minus non-recurring miscellaneous income and expenses, all calculated in accordance with GAAP.


     "Eligible Inventory" means Inventory which FINOVA, in its Permitted Discretion, deems Eligible Inventory, based on such considerations as FINOVA may from time to time deem appropriate. Without limiting the generality of the foregoing, no Inventory shall be Eligible inventory unless, in FINOVA's Permitted Discretion, such Inventory (i) consists of raw materials and finished goods, in good, new and salable condition which are not obsolete or unmerchantable, and are not comprised of work in process, packaging materials or supplies; (iii) meets all standards imposed by any governmental agency or authority; (iv) conforms in all respects to the warranties and representations set forth herein; (v) is at all times subject to FINOVA's duly perfected, first priority security interest; and (vi) is situated at a location in compliance with Section 5.16 hereof.

     "Eligible Receivables" means Receivables arising in the ordinary course of Borrower's business from the sale of goods or rendition of services, which FINOVA, in its Permitted Discretion, shall deem eligible based on such considerations as FINOVA may from time to time deem appropriate. Without limiting the foregoing, a Receivable shall not be deemed to be an Eligible Receivable if (i) the account debtor has failed to pay the Receivable within a period of ninety (90) days after invoice date, to the extent of any amount remaining unpaid after such period; (ii) the account debtor has failed to pay more than 25% of all outstanding Receivables owed by it to Borrower within ninety (90) days after invoice date; (iii) the account debtor is an Affiliate of Borrower; (iv) the goods relating thereto are placed on consignment, guaranteed sale, "bill and hold," "COD" or other terms pursuant to which payment by the account debtor may be conditional; (v) the account debtor is not located in the United States or Canada, unless the Receivable is supported by a letter of credit or other form of guaranty or security, in each case in form and substance satisfactory to FINOVA; (vi) the account debtor is the United States or any department, agency or instrumentality thereof or any State, city or municipality of the United States; (vii) Borrower is or may become liable to the account debtor for goods sold or services rendered by the account debtor to Borrower;
(viii) the account debtor's total obligations to Borrower exceed 15% of all Eligible Receivables, to the extent of such excess (or, with respect to Wal-Mart, 20% of all Eligible Receivables, to the extent of such excess); (ix) the account debtor disputes liability or makes any claim with respect thereto (up to the amount of such liability or claim), or is subject to any insolvency or bankruptcy proceeding, or becomes insolvent, fails or goes out of a material portion of its business; (x) it is subject to any offset or right of return (other than any right of return arising in the ordinary course of business acceptable to FINOVA in its Permitted Discretion), to the extent of such offset or right of return; (xi) the amount thereof consists of late charges or finance charges; (xii) the amount thereof consists of a credit balance more than ninety
(90) days past due; (xiii) the face amount thereof exceeds $70,000, unless accompanied by evidence of shipment of the goods relating thereto satisfactory to FINOVA in its Permitted Discretion; (xiv) the invoice constitutes a progress billing on a project not yet completed, except that the final billing at such time as the matter has been completed and delivered to the customer may be deemed an Eligible Receivable; (xv) the amount thereof is not yet represented by an invoice or bill issued in the name of the applicable account debtor or (xvi) Borrower has not delivered to FINOVA shipping evidence for all orders over $10,000.

     "Equipment" means all of Borrower's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

     "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


     "ERISA Affiliate" means each trade or business (whether or not incorporated and whether or not foreign) which is or may hereafter become a member of a group of which Borrower is a member and which is treated as a single employer under ERISA Section 4001(b)(1), or IRC Section 414.

     "Event of Default" means any of the events set forth in Section 7.1 of this Agreement.

     "Examination Fee" has the meaning set forth in the Schedule.

     "Excess Availability" means, as of the date of determination thereof, the amount by which the average daily total principal balance of the Revolving Credit Loans facility which Borrower would be permitted to have outstanding over the prior 30 days, based on the formulas and reserves set forth in the Schedule, exceeds the sum of the Receivable Loans and the Inventory Loans then actually outstanding, such excess then being reduced by an amount necessary to provide for the payment of all accounts payable of Borrower which are more than 30 days past due date and all book overdrafts.

     "Excess Cash Flow" means Operating Cash Flow/Actual less Total Contractual Debt Service.

     "Facility Fee" has the meaning set forth in the Schedule.

     "FINOVA Affiliate" has the meaning set forth in Section 9.22 hereof.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Boards which are applicable to the circumstances as of the date of determination consistently applied, except that, for the financial covenants set forth in this Agreement, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited financial statements delivered to Lender prior to the date hereof.

     "General Intangibles" means all general intangibles of Borrower, whether now owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, Trademarks, Licenses and Patents, names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against FINOVA, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance) tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Receivables by an account debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

     "Indebtedness" means all of Borrower's present and future obligations, liabilities, debts, claims and indebtedness, contingent, fixed or otherwise, however evidenced, created, incurred, acquired, owing or arising, whether under written or oral agreement, operation of law or otherwise, and includes, without limiting the foregoing (i) the Obligations, (ii) obligations and liabilities of any Person secured by a lien, claim, encumbrance or security interest upon property owned by Borrower, even though Borrower has not assumed or become liable therefor, (iii) obligations and liabilities created or arising under any lease (including Capital Leases) or conditional sales contract or other title retention agreement with respect to property used or acquired by Borrower, even though the rights and remedies of the lessor, seller or lender are limited to repossession, (iv) all unfunded pension fund obligations and liabilities and (v) deferred taxes.

     "Inventory" means all of Borrower's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work in process, finished goods and materials and supplies of any kind, nature or

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


description which are or might be used or consumed in Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all documents of title or other documents representing them.

     "Inventory Loans" has the meaning set forth in the Schedule.

     "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

     "L/C Fee" has the meaning set forth in Section 2.4 hereof.

     "Letters of Credit" has the meaning set forth in Section 2.4 hereof.

     "Lien" means any mortgage, pledge, assignment, lien, charge, encumbrance, or security interest of any kind, or the interest of a vendor or lessor under any conditional sale agreement, Capitalized Lease or title retention agreement.

     "Loans" has the meaning set forth in Section 2.2 hereof.

     "Loan Documents"  means,  collectively,  this Agreement,  any note or notes executed by  Borrower  and  payable to FINOVA,  and any other  present or future agreement entered into in connection with this Agreement, together with all alterations, amendments, changes, extensions, modifications, refinancings, refundings, renewals, replacements, restatements, or supplements, of or to any of the foregoing.

     "Loan Party" means Borrower, each Subordinating Creditor and each other party (other than FINOVA) to any Loan Document.

     "Loan Reserves" means, as of any date of determination, such amounts as FINOVA may from time to time establish and revise in good faith reducing the amount of Revolving Credit Loans and Letters of Credit which would otherwise be available to Borrower under the lending formula(s) provided in the Schedule: (a) to reflect events, conditions, contingencies or risks which, as determined by FINOVA in good faith, do or may affect either (i) the Collateral or any other property which is security for the Obligations or its value, (ii) the assets, business or prospects of Borrower or (iii) the security interests and other rights of FINOVA in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect FINOVA's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower to FINOVA is or may have been incomplete, inaccurate or misleading in any material respect or (c) in respect of any state of facts which FINOVA determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default or (d) to reflect landlord waivers for any locations which were not delivered to FINOVA prior to the Closing Date.

     "Loan Year" means each twelve month period commencing on the Closing Date and each anniversary of the Closing Date.

     "Maximum Interest Rate" has the meaning set fort in Section 2.9(b) hereof.

     "Multiemployer Plan" means a "multiemployer plan" as defined in ERISA Sections 3(37) or 4001(a)(3) or IRC Section 414(f) which covers employees of Borrower or any ERISA Affiliate.

     "Net Worth" at any date means the Borrower's net worth as determined in accordance with GAAP.

     "Obligations" means all present and future loans, advances, debts, liabilities, obligations, covenants, duties and indebtedness at any time owing by Borrower to FINOVA, whether evidenced by this Agreement, any note or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, banker's acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by FINOVA in Borrower's debts owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, Examination Fee, letter of credit fees, Collateral Monitoring Fee, Closing Fee, Facility Fee, Termination Fee, and any other sums chargeable to Borrower hereunder or under any other agreement with FINOVA.

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

     "Operating Cash Flow/Actual" means, for any period, Borrower's net income or loss (excluding the effect of any extraordinary gains or losses), determined in accordance with GAAP, plus or minus each of the following items, to the extent deducted from or added to the revenues of Borrower in the calculation of net income or loss: (i) depreciation; (ii) amortization and other noncash charges; (iii) interest expense paid or accrued; and (iv) total federal and state income tax expense determined as the accrued liability of Borrower in respect of such period, regardless of what portion of such expense has actually been paid by Borrower during such period, and after deduction for each of (a) federal and state income taxes, to the extent actually paid during such period;
(b) any non-cash income; and (c) all actual Capital Expenditures made during such period and not financed.

     "Overadvance" has the meaning set forth in Section 2.3.

     "Overline" has the meaning set forth in Section 2.3.

     "PBGC" means the Pension Benefit Guarantee Corporation.

     "Permitted Discretion" means FINOVA's judgment exercised in good faith based upon its consideration of any factor which FINOVA believes in good faith:
(i) will or could adversely affect the value of any Collateral, the enforceability or priority of FINOVA's liens thereon or the amount which FINOVA would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral; (ii) suggests that any collateral report or financial information delivered to FINOVA by any Person on behalf of the Borrower is incomplete, inaccurate or misleading in any material respect; (iii) materially increases the likelihood of a bankruptcy, reorganization or other insolvency proceeding involving the Borrower, any Loan Party or any of the Collateral, or (iv) creates or reasonably could be expected to create an Event of Default. In exercising such judgment, FINOVA may consider such factors already included in or tested by the definition of Eligible Receivables or Eligible Inventory, as well as any of the following: (i) the financial and business climate of the Borrower's industry and general macroeconomic conditions, (ii) changes in collection history and dilution with respect to the Receivables, (iii) changes in demand for, and pricing of, Inventory, (iv) changes in any concentration of risk with respect to Receivables and/or Inventory, and (v) any other factors that change the credit risk of lending to the Borrower on the security of the Receivables and Inventory. The burden of establishing lack of good faith hereunder shall be on the Borrower.

     "Permitted Liens" means any of the following Liens: (i) Liens in the Collateral granted to FINOVA; (ii) Liens for taxes or assessments and similar charges, which either are (a) not delinquent or (b) being contested diligently and in good faith by appropriate proceedings, and as to which Borrower has set aside reserves on its books in accordance with GAAP; (iii) statutory Liens, such as mechanic's, materialman's, warehouseman's, carrier's or other like Liens, incurred in good faith in the ordinary course of business, provided that the underlying obligations relating to such Liens are paid in the ordinary course of business, or are being contested diligently and in good faith by appropriate proceedings and as to which Borrower has set aside reserves on its books in accordance with GAAP, or the payment of which obligations are otherwise secured in a manner satisfactory to FINOVA; and (iv) zoning ordinances, easements, licenses, reservations, provisions, covenants, conditions, waivers or restrictions on the use of Property and other title exceptions, in each case, that are acceptable to FINOVA.

     "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, government, or any agency or political division thereof, or any other entity.

     "Plan" means any plan described in ERISA Section 3(2) maintained for employees of Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     "Pledgors" has the meaning set forth in Section 4.1(y) hereof.

     "Prepared Financials" means the balance sheets of Borrower as of the date set forth in the Schedule in the section entitled "Reporting Requirements", and as of each subsequent date on which audited balance sheets are delivered to FINOVA from time to time hereunder, and the related statements of operations,

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


changes in stockholder's equity and changes in cash flow for the periods ended on such dates.

     "Prime Rate" has the meaning set forth in the Schedule.

     "Prohibited Transaction" means any transaction described in Section 406 of ERISA which is not exempt by reason of Section 408 of ERISA, and any transaction described in Section 4975(c) of the IRC which is not exempt by reason of Section 4975(c)(2) of the IRC.

     "Property" means all real property, wherever located, in which Borrower or any Affiliate of Borrower has any right, title or interest, whether now existing or hereafter arising, and including, without limitation, as owner, lessor or lessee.

     "Receivable Loans" has the meaning set forth on the Schedule.

     "Receivables" means all of Borrower's now owned and hereafter acquired accounts (whether or not earned by performance), proceeds of any letters of credit naming Borrower as beneficiary, contract rights, chattel paper, instruments, documents and all other forms of obligations at any time owing to Borrower, all guaranties and other security therefor, whether secured or unsecured, all merchandise returned to or repossessed by Borrower, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

     "Reportable Event" means a reportable event described in Section 4043 of ERISA or the regulations thereunder, a withdrawal from a Plan described in
Section 4063 of ERISA, or a cessation of operations described in Section 4068(f) of ERISA.

     "Revolving Credit Loans" has the meaning set forth in the Schedule.

     "Revolving Credit Limit" has the meaning set forth in the Schedule.

     "Revolving Interest Rate" has the meaning set forth in the Schedule.

     "Schedule" has the meaning set forth in the preamble.

     "Senior Contractual Debt Service" means, for any period, the sum of payments made or required to be made by Borrower during such period for (i) interest and scheduled principal payments due on the Term Loans (excluding voluntary prepayment and payments made from Borrower's Excess Cash Flow, as required pursuant to the Schedule), and (ii) interest only payments due on the Revolving Credit Loans facility plus the Collateral Monitoring Fee, the Facility Fee and the Unused Line Fee.

     "Start Date" has the meaning set forth in the Schedule.

     "Stock Pledge Agreement" has the meaning set forth in Section 4.1(y) hereof.

     "Subordinated Debt" means liabilities of Borrower the repayment of which is subordinated, to the payment and performance of the Obligations, pursuant to the Subordination Agreement.

     "Subordinating Creditor" has the meaning set forth in the Schedule.

     "Subordination Agreement" means the subordination agreement entered into by and between Subordinating Creditor and FINOVA with respect to the Subordinated Debt, in form and substance acceptable to FINOVA in its sole discretion.

     "Term" has the meaning set forth on the Schedule.

     "Term Loans" has the meaning set forth in the Schedule.

     "Termination Fee" has the meaning set forth in Section 9.2(d) hereof.

     "Total Contractual Debt Service" means, for any period, the sum of payments made (or, as to clause (i) of this sentence, required to be made) by Borrower during such period for (i) Senior Contractual Debt Service and (ii) interest and scheduled principal payments due on any and all other Indebtedness of Borrower, including without limitation the Subordinated Indebtedness.

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

     "Total Facility" has the meaning set forth in Section 2.1 hereof.

     "Trademarks, Copyrights, Licenses and Patents" means all of Borrower's right, title and interest in and to, whether now owned or hereafter acquired:
(i) trademarks, trademark registrations, trade names, trade name registrations, and trademark or trade name applications, including without limitation such as are listed on the Schedule attached hereto and made a part hereof, as the same may be amended from time to time, and (a) renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, (d) all rights corresponding thereto throughout the world, and (e) the goodwill of the business operated by Borrower connected with and symbolized by any trademarks or trade names; (ii) copyrights, copyright registrations and copyright applications, including without limitation such as are listed on the Schedule attached hereto and made a part hereof, as the same may be amended from time to time, and (a) renewals thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world; (iii) license agreements, including without limitation such as are listed on the Schedule attached hereto and made a part hereof, and the right to prepare for sale, sell and advertise for sale any Inventory now or hereafter owned by Borrower and now or hereafter covered by such licenses; and (iv) patents and patent applications, registered or pending, including without limitation such as are listed on the Schedule attached hereto, together with all income, royalties, shop rights, damages and payments thereto, the right to sue for infringements thereof, and all rights thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof.

     "Unused Line Fee" has the meaning set forth in the Schedule.

     1.2 Other Terms. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

2.   LOANS; INTEREST RATE AND OTHER CHARGES.

     2.1 Total Facility. Upon the terms and conditions set forth herein and provided that no Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, shall have occurred and be continuing, FINOVA shall, upon Borrower's request, make advances to Borrower from time to time in an aggregate outstanding principal amount not to exceed the Total Facility amount (the "Total Facility") set forth on the Schedule hereto, subject to deduction of reserves for accrued interest and such other reserves as FINOVA deems proper from time to time, and less amounts FINOVA may be obligated to pay in the future on behalf of Borrower. The Schedule is an integral part of this Agreement and all references to "herein", "herewith" and words of similar import shall for all purposes be deemed to include the Schedule.

     2.2 Loans. Advances under the Total Facility ("Loans" and individually, a "Loan") shall be comprised of the amounts shown on the Schedule.

     2.3 Overlines; Overadvances. If at any time or for any reason the outstanding amount of advances (including all Letters of Credit) extended or issued pursuant hereto exceeds any of the dollar limitations ("Overline") or percentage limitations ("Overadvance") in the Schedule, then Borrower shall, upon FINOVA's demand, immediately pay to FINOVA, in cash, the full amount of such Overline or Overadvance which, at FINOVA's option, may be applied to reduce the outstanding principal balance of the Loans and/or cash collateralize all or any part of any outstanding Letters of Credit. Without limiting Borrower's obligation to repay to FINOVA on demand the amount of any Overline or Overadvance, Borrower agrees to pay FINOVA interest on the outstanding principal amount of any Overline or Overadvance, on demand, at the rate set forth on the Schedule and applicable to the Revolving Credit Loans.

         2.4 Letters of Credit. At the request of Borrower, FINOVA may, in its Permitted Discretion, arrange for the issuance of letters of credit for the

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


account of Borrower and guarantees of payment of such letters of credit, in each case in form and substance satisfactory to FINOVA in its sole discretion (collectively, "Letters of Credit"). The aggregate face amount of all outstanding Letters of Credit from time to time shall not exceed the amount shown on the Schedule, and shall be reserved against the availability of Revolving Credit Loans. Borrower shall pay all bank charges for the issuance of Letters of Credit, together with an additional fee to FINOVA equal to the percentage set forth on the Schedule of the aggregate face amount of each Letter of Credit outstanding from time to time during the term of this Agreement (the "L/C Fee"). The L/C Fee shall be deemed to be fully earned upon the issuance of each Letter of Credit and shall be due and payable on the first Business Day of each month following a month during which any Letter of Credit is outstanding. Any advance by FINOVA under or in connection with a Letter of Credit shall constitute an Obligation hereunder. Each Letter of Credit shall have an expiry date no later than thirty (30) days prior to the last day of the Term. Immediately upon any termination of this Agreement, Borrower shall either: (i) provide cash collateral to FINOVA in an amount equal to 105% of the maximum amount of FINOVA's obligations under or in connection with all then outstanding Letters of Credit, or (ii) cause to be delivered to FINOVA releases of all FINOVA's obligations under outstanding Letters of Credit. At FINOVA's discretion, any proceeds of Collateral received by FINOVA may be held as the cash collateral required by this Section 2.4. Borrower hereby agrees to indemnify, save, and hold FINOVA harmless from any loss, cost, expense, or liability, including payments made by FINOVA, expenses, and reasonable attorneys' fees incurred by FINOVA arising out of or in connection with any Letters of Credit. Borrower agrees to be bound by the issuing bank's regulations and interpretations of any Letters of Credit guarantied by FINOVA and opened for Borrower's account or by FINOVA's interpretations of any Letter of Credit issued by FINOVA for Borrower's account, and Borrower understands and agrees that FINOVA shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto. Borrower understands that FINOVA may indemnify the bank issuing a Letter of Credit for certain costs or liabilities arising out of claims by Borrower against such issuing bank. Borrower hereby agrees to indemnify and hold FINOVA harmless with respect to any loss, cost, expense, or liability incurred by FINOVA under any such indemnification by FINOVA to any issuing bank.

     2.5 Loan Account. All advances made hereunder (including without limitation all advances made by FINOVA under or in connection with any Letter of Credit) shall be added to and deemed part of the Obligations when made. FINOVA may from time to time charge all Obligations of Borrower to Borrower's loan account with FINOVA.

     2.6 Interest; Fees. Borrower shall pay FINOVA interest on the daily outstanding balance of the Obligations at the per annum rate set forth on the Schedule. Borrower shall also pay FINOVA the fees set forth on the Schedule.

     2.7 Default Interest Rate. Upon the occurrence and during the continuation of an Event of Default, Borrower shall pay FINOVA interest on the daily outstanding balance of the Obligations and any L/C Fee at a rate per annum which is two percent (2%) in excess of the rate which would otherwise be applicable thereto pursuant to the Schedule.

     2.8 Examination Fee. Borrower agrees to pay to FINOVA the Examination Fee in the amount set forth on the Schedule in connection with each audit or examination of Borrower performed by FINOVA prior to or after the date hereof. Without limiting the generality of the foregoing, Borrower shall pay to FINOVA an initial Examination Fee in an amount equal to the amount set forth on the Schedule. Such initial Examination Fee shall be deemed fully earned at the time of payment and due and payable upon the closing of this transaction, and shall be deducted from any good faith deposit paid by Borrower to FINOVA prior to the date of this Agreement.

     2.9 Excess Interest.

     (a) The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of the Obligations in accordance with the provisions of this Agreement; (ii) interest

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


after an Event of Default, calculated and applied to the amount of the Obligations in accordance with the provisions hereof, and (iii) all Additional Sums (as herein defined), if any. Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. The Examination Fee, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, Termination Fees, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "Additional Sums"), whether pursuant to this Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

     (b) It is the intent of the parties to comply with the usury laws of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Agreement, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Agreement or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law (the "Maximum Interest Rate"). In the event (a) any such excess of interest otherwise would be contracted for, charged or received from Borrower or otherwise in connection with the loan evidenced hereby, or (b) the maturity of the Obligations is accelerated in whole or in Loan and Security Agreement part, or (c) all or part of the Obligations shall be prepaid, so that under any of such circumstances the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the Maximum Interest Rate, then in any such event (1) the provisions of this paragraph shall govern and control, (2) neither Borrower nor any other Person now or hereafter liable for the payment of the Obligations shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate, (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Obligations or refunded to Borrower, at FINOVA's option, and (4) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law; (x) all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and (y) in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, to the extent that interest paid to the date of calculation does not exceed the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

     2.10 Principal Payments; Proceeds of Collateral.

     (a) Principal Payments. Except where evidenced by notes or other instruments issued or made by Borrower to FINOVA specifically containing payment provisions which are in conflict with this Section 2.10 (in which event the conflicting provisions of said notes or other instruments shall govern and control), that portion of the Obligations consisting of principal payable on

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


account of Loans shall be payable by Borrower to FINOVA immediately upon the earliest of (i) the receipt by FINOVA or Borrower of any proceeds of any of the Collateral, to the extent of said proceeds, (ii) the occurrence of an Event of Default in consequence of which FINOVA elects to accelerate the maturity and payment of such loans, or (iii) any termination of this Agreement pursuant to
Section 9.2 hereof, provided, however, that any Overadvance or Overline shall be payable on demand pursuant to the provisions of Section 2.3 hereof.

     (b) Collections. Until FINOVA notifies Borrower to the contrary, Borrower may make collection of all Receivables for FINOVA and shall receive all such payments or sums as trustee of FINOVA and immediately deliver all such payments or sums to FINOVA in their original form, duly endorsed in blank or cause the same to be deposited into a Blocked Account or Dominion Account. FINOVA or its designee may, at any time, notify account debtors that the Receivables have been assigned to FINOVA and of FINOVA's security interest therein, and may collect the Receivables directly and charge the collection costs and expenses to Borrower's loan account. Borrower agrees that, in computing the charges under this Agreement, all items of payment shall be deemed applied by FINOVA on account of the Obligations one (1) Business Day after receipt by FINOVA of good funds which have been finally credited to FINOVA's account, whether such funds are received directly from Borrower or from the Blocked Account bank or the Dominion Account bank, pursuant to Section 2.10(c) hereof, and this provision shall apply regardless of the amount of the Obligations outstanding or whether any Obligations are outstanding; provided, that if any such good funds are received after 12:00 p.m. noon (Los Angeles time) on any Business Day or at any time on any day not constituting a Business Day, such funds shall be deemed received on the immediately following Business Day. FINOVA is not, however, required to credit Borrower's account for the amount of any item of payment which is unsatisfactory to FINOVA in its Permitted Discretion and FINOVA may charge Borrower's loan account for the amount of any item of payment which is returned to FINOVA unpaid.

     (c) Establishment of a Blocked Account or Dominion Account. Unless Borrower shall be otherwise directed by FINOVA in writing, Borrower shall cause all proceeds of Collateral to be deposited into a lockbox account, or such other "blocked account" as FINOVA may require (each, a "Blocked Account") pursuant to an arrangement with such bank as may be selected by Borrower and be acceptable to FINOVA which proceeds, unless otherwise provided herein, shall be applied in payment of the Obligations in such order as FINOVA determines in its sole discretion. Borrower shall issue to any such bank an irrevocable letter of instruction directing said bank to transfer such funds so deposited to FINOVA, either to any account maintained by FINOVA at said bank or by wire transfer to appropriate account(s) of FINOVA. All funds deposited in a Blocked Account shall immediately become the sole property of FINOVA and Borrower shall obtain the agreement by such bank to waive any offset rights against the funds so deposited. FINOVA assumes no responsibility for any Blocked Account arrangement, including without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder. Alternatively, FINOVA may establish depository accounts in the name of FINOVA at a bank or banks for the deposit of such funds (each, a "Dominion Account") and Borrower shall deposit all proceeds of Receivables and all cash proceeds of any sale of Inventory or, to the extent permitted herein, Equipment or cause same to be deposited, in kind, in such Dominion Accounts of FINOVA in lieu of depositing same to Blocked Accounts, and, unless otherwise provided herein, all such funds shall be applied by FINOVA to the Obligations in such order as FINOVA determines in its sole discretion.

     (d) Payments Without Deductions. Borrower shall pay principal, interest, and all other amounts payable hereunder, or under any other Loan Document, without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.

     (e) Collection Days Upon Repayment. In the event Borrower repays the Obligations in full at any time hereafter, such payment in full shall be credited (conditioned upon final collection) to Borrower's loan account three
(3) Business Days after FINOVA's receipt thereof.

     (f) Monthly Accountings. FINOVA shall provide Borrower monthly with an account of advances, charges, expenses and payments made pursuant to this

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


Agreement. Such account shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by FINOVA), unless Borrower notifies FINOVA in writing to the contrary within thirty (30) days after each account is rendered, describing the nature of any alleged errors or omissions.

     2.11 Application of Collateral. Except as otherwise provided herein, FINOVA shall have the continuing and exclusive right to apply or reverse and reapply any and all payments to any portion of the Obligations in such order and manner as FINOVA shall determine in its sole discretion. To the extent that Borrower makes a payment or FINOVA receives any payment or proceeds of the Collateral for Borrower's benefit which is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or any other party under any bankruptcy law, common law or equitable cause, or otherwise, then, to such extent, the Obligations or part thereof intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by FINOVA.

     2.12 Application of Payments. The amount of all payments or amounts received by FINOVA with respect to the Loan shall be applied to the extent applicable under this Agreement: (i) first, to accrued interest through the date of such payment, including any Default Interest; (ii) then, to any late fees, overdue risk assessments, Examination Fee and expenses, collection fees and expenses and any other fees and expenses due to FINOVA hereunder; and (iii) last, the remaining balance, if any, to the unpaid principal balance of the Loan; provided however, while an Event of Default exists under this Agreement, or under any other Loan Document, each payment hereunder shall be (x) held as cash collateral to secure Obligations relating to any Letters of Credit or other contingent obligations arising under the Loan Documents and/or (y) applied to amounts owed to FINOVA by Borrower as FINOVA in its sole discretion determine. In calculating interest and applying may payments as set forth above: (a) interest shall be calculated and collected through the date a payment is actually applied by FINOVA under the terms of this Agreement; (b) interest on the outstanding balance shall be charged during any grace period permitted hereunder; (c) at the end of each month, all accrued and unpaid interest and other charges provided for hereunder shall be added to the principal balance of the Loan; and (d) to the extent that Borrower makes a payment or FINOVA receives any payment or proceeds of the Collateral for Borrower's benefit that is subsequently invalidated, set aside or required to be repaid to any other Person, then, to such extent, the Obligations intended to be satisfied shall be revived and continue as if such payment or proceeds had not been received by FINOVA and FINOVA may adjust the Loan balances as FINOVA, in its sole discretion, deems appropriate under the circumstances.

     2.13 Notification of Closing. Borrower shall provide FINOVA with at least twenty-four (24) hours prior written notice of the Closing Date, to enable FINOVA to arrange for the availability of funds. In the event the closing does not take place on the date specified in Borrower's notice to FINOVA, other than through the fault of FINOVA, Borrower agrees to reimburse FINOVA for FINOVA's costs to maintain the necessary funds available for the closing, at the Term Interest Rate with respect to the amount specified in the Schedule, and at the Revolving Interest Rate with respect to an amount equal to the initial advance under the Revolving Credit Loans facility which is to be made on the Closing Date, for the number of days which elapse between the date specified in Borrower's notice and the date upon which the closing actually occurs (which number of days shall not include the date specified in Borrower's notice, but shall include the Closing Date).

3.   SECURITY.

     3.1 Security Interest in the Collateral. To secure the payment and performance of the Obligations when due, Borrower hereby grants to FINOVA a first priority security interest (subject only to Permitted Liens) in all of Borrower's now owned or hereafter acquired or arising Inventory, Equipment, Receivables, Trademarks, Copyrights, Licenses and Patents, Investment Property (as defined in Section 9-115 of the Code) and General Intangibles, including, without limitation, all of Borrower's Deposit Accounts, money, any and all property now or at any time hereafter in FINOVA's possession (including claims and credit balances), and all proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties), all products

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


and all books and records and computer data related to any of the foregoing (all of the Foregoing, together with all other property in which FINOVA may be granted a lien or security interest, is referred to herein, collectively, as the "Collateral").

     3.2 Perfection and Protection of Security Interest. Borrower shall, at its expense, take all actions requested by FINOVA at any time to perfect, maintain, protect and enforce FINOVA's first priority security interest and other rights in the Collateral and the priority thereof from time to time, including, without limitation, (i) executing and filing financing or continuation statements and amendments thereof and executing and delivering such documents and titles in connection with motor vehicles as FINOVA shall require, all in form and substance satisfactory to FINOVA, (ii) maintaining a perpetual inventory and complete and accurate stock records, (iii) delivering to FINOVA warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued, and transferring Inventory to warehouses designated by FINOVA, (iv) placing notations on Borrower's books of account to disclose FINOVA's security interest therein and (v) delivering to FINOVA all letters of credit on which Borrower is named beneficiary. FINOVA may file, without Borrower's signature, one or more financing statements disclosing FINOVA's security interest under this Agreement. Borrower agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Collateral is at any time in the possession or control of any warehouseman, bailee or any of Borrower's agents or processors, Borrower shall notify such Person of FINOVA's security interest in such Collateral and, upon FINOVA's request, instruct them to hold all such Collateral for FINOVA's account subject to FINOVA's instructions. From time to time, Borrower shall, upon FINOVA's request, execute and deliver confirmatory written instruments pledging the Collateral to FINOVA, but Borrower's failure to do so shall not affect or limit FINOVA's security interest or other rights in and to the Collateral. Until the Obligations have been fully satisfied and FINOVA's obligation to make further advances hereunder has terminated, FINOVA's security interest in the Collateral shall continue in full force and effect.

     3.3 Preservation of Collateral. FINOVA may, in its Permitted Discretion, at any time discharge any lien or encumbrance on the Collateral or bond the same, pay any insurance, maintain guards, pay any service bureau, obtain any record or take any other action to preserve the Collateral and charge the cost thereof to Borrower's loan account as an Obligation.

     3.4 Insurance. Borrower will maintain and deliver evidence to FINOVA of such insurance as is required by FINOVA, written by insurers, in amounts, and with lender's loss payee, additional insured, and other endorsements, satisfactory to FINOVA. All premiums with respect to such insurance shall be paid by Borrower as and when due. Accurate and certified copies of the policies shall be delivered by Borrower to FINOVA. If Borrower fails to comply with this Section, FINOVA may (but shall not be required to) procure such insurance and endorsements at Borrower's expense and charge the cost thereof to Borrower's loan account as an Obligation.

     3.5 Collateral Reporting; Inventory.

     (a) Invoices. Borrower shall not re-date any invoice or sale from the original date thereof or make sales on extended terms beyond those customary in Borrower's industry, or otherwise extend or modify the term of any Receivable. If Borrower becomes aware of any matter affecting any Receivable, including information affecting the credit of the account debtor thereon, Borrower shall promptly notify FINOVA in writing.

     (b) Instruments. In the event any Receivable is or becomes evidenced by a promissory note, trade acceptance or any other instrument for the payment of money, Borrower shall immediately deliver such instrument to FINOVA appropriately endorsed to FINOVA and, regardless of the form of any presentment, demand, notice of dishonor, protest and notice of protest with respect thereto, Borrower shall remain liable thereon until such instrument is paid in full.

     (c) Physical Inventory. Borrower shall conduct a physical count of the Inventory at such intervals as FINOVA requests and promptly supply FINOVA with a copy of such accounts accompanied by a report of the value (calculated at the lower of cost or market value on a first in, first out basis) of the Inventory and such additional information with respect to the Inventory as FINOVA may request from time to time.

     (d) Returns. For so long as no Event of Default has occurred and is continuing and subject to the provisions of Section 3.6(b), if any account debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower shall promptly determine the reason for such return and promptly issue a credit memorandum to the account debtor (sending a copy to FINOVA) in the appropriate amount. In the event any attempted return occurs after the occurrence of any Event of Default, Borrower shall (i) hold the returned Inventory in trust for FINOVA, (ii) segregate all returned Inventory from all of Borrower's other property, (iii) conspicuously label the returned Inventory as FINOVA's property, and (iv) immediately notify FINOVA of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on FINOVA's request deliver such returned Inventory to FINOVA.

     (e) No Consignment. Borrower shall not consign any Inventory.

     3.6 Receivables.

     (a) Eligibility. (i) Borrower represents and warrants that each Receivable covers and shall cover a bona fide sale or lease and delivery by it of goods or the rendition by it of services in the ordinary course of its business, and shall be for a liquidated amount and, to Borrower's knowledge, except as disclosed to FINOVA, shall not be subject to any offset, deduction, counterclaim, rights of return or cancellation, lien or other condition. If any representation or warranty herein is breached as to any Receivable or any Receivable ceases to be an Eligible Receivable for any reason other than payment thereof, then FINOVA may, in addition to its other rights hereunder, designate any and all Receivables owing by that account debtor as not Eligible Receivables; provided, that FINOVA shall in any such event retain its security interest in all Receivables, whether or not Eligible Receivables, until the Obligations have been fully satisfied and FINOVA's obligation to provide loans hereunder has terminated.

     (ii) FINOVA at any time shall be entitled to (i) establish and increase or decrease reserves against Eligible Receivables and Eligible Inventory, (ii) reduce the advance rates in the Schedule or restore such advance rates to any level equal to or below the advance rates set forth in the Schedule or (iii) impose additional restrictions (or eliminate the same) to the standards of eligibility set forth in the definitions of "Eligible Receivables" and "Eligible Inventory," in the exercise of its Permitted Discretion. FINOVA may but shall not be required to rely on the schedules and/or reports delivered to FINOVA in connection herewith in determining the then eligibility of Receivables and Inventory. Reliance thereon by FINOVA from time to time shall not be deemed to limit the right of FINOVA to revise advance rates or standards of eligibility as provided above.

     (b) Disputes. Borrower shall notify FINOVA promptly of all disputes or claims and settle or adjust such disputes or claims at no expense to FINOVA, but no discount, credit or allowance shall be granted to any account debtor and no returns of merchandise shall be accepted by Borrower without FINOVA's consent, except for discounts, credits and allowances made or given in the ordinary course of Borrower's business. FINOVA may, at any time after the occurrence of an Event of Default, settle or adjust disputes or claims directly with account debtors for amounts and upon terms which FINOVA considers advisable in its reasonable credit judgment and, in all cases, FINOVA shall credit Borrower's loan account with only the net amounts received by FINOVA in payment of any Receivables.

     3.7 Equipment. Borrower shall keep and maintain the Equipment in good operating condition and repair and make all necessary replacements thereto to maintain and preserve the value and operating efficiency thereof at all times consistent with Borrower's past practice, ordinary wear and tear excepted. Borrower shall not permit any item of Equipment to become a fixture (other than a trade fixture) to real estate or an accession to other property.

     3.8 Other Liens; No Disposition of Collateral. Borrower represents, warrants and covenants that except for FINOVA's security interest, Permitted Liens, and such other liens, claims and encumbrances as may be permitted by FINOVA in its sole discretion from time to time in writing, (a) all Collateral

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

is and shall continue to be owned by it free and clear of all liens, claims and encumbrances whatsoever and (b) Borrower shall not, without FINOVA's prior written approval, sell, encumber or dispose of or permit the sale, encumbrance or disposal of any Collateral or all or any substantial part of any of its other assets (or any interest of Borrower therein), except for the sale of Inventory in the ordinary course of Borrower's business. In the event FINOVA gives any such prior written approval with respect to any such sale of Collateral, the same may be conditioned on the sale price being equal to, or greater than, an amount acceptable to FINOVA. The proceeds of any such sales of Collateral shall be remitted to FINOVA pursuant to this Agreement for application to the Obligations.

     3.9 Collateral Security. The Obligations shall constitute one loan secured by the Collateral. FINOVA may, in its sole discretion, (i) exchange, enforce, waive or release any of the Collateral, (ii) apply Collateral and direct the order or manner of sale thereof as it may determine, and (iii) settle, compromise, collect or otherwise liquidate any Collateral in any manner without affecting its right to take any other action with respect to any other Collateral.

4.   CONDITIONS OF CLOSING.

     4.1 Initial Advance. The obligation of FINOVA to make the initial advance hereunder or to issue or arrange for the issuance of the initial Letter of Credit hereunder is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions on or prior to the date set forth on the Schedule:

     (a) Loan  Documents.  FINOVA shall have received each of the following Loan
Documents: (i) the Agreement fully and properly executed by Borrower; (ii) promissory notes in such amounts and on such terms and conditions as FINOVA shall specify, executed by Borrower; (iii) Support Agreements executed by the applicable parties; (iv) such security agreements, intellectual property assignments, pledge agreements, mortgages and deeds of trust as FINOVA may require with respect to this Agreement and any Guaranties, executed by each of the parties thereto and, if applicable, duly acknowledged for recording or filing in the appropriate governmental offices; (v) the Subordination Agreement, together with copies of all instruments subject thereto showing a legend indicating such subordination; (vi) such Blocked Account or Dominion Account agreements as it shall determine; and (vii) such other documents, instruments and agreements in connection herewith as FINOVA shall require, executed, certified and/or acknowledged by such parties as FINOVA shall designate;

     (b) Minimum Excess Availability. Borrower shall have Excess Availability under the Revolving Credit Loans facility of not less than the amount specified in the Schedule, after giving effect to the initial advance hereunder and after giving effect to any applicable Loan Reserves against borrowing availability under the Revolving Credit Loans.

     (c) Terminations by Existing Lender. Borrower's existing lender(s) shall have executed and delivered UCC termination statements and other documentation evidencing the termination of its liens and security interests in the assets of Borrower or a subordination agreement in form and substance satisfactory to FINOVA in its sole discretion;

     (d) Charter Documents. FINOVA shall have received copies of Borrower's By-laws and Articles or Certificate of Incorporation, as amended, modified, or supplemented to the Closing Date, certified by the Secretary of Borrower;

     (e) Good Standing. FINOVA shall have received a certificate of corporate status with respect to Borrower, dated within ten (10) days of the Closing Date, by the Secretary of State of the state of incorporation of Borrower, which certificate shall indicate that Borrower is in good standing in such state;

     (f) Foreign Qualification. FINOVA shall have received certificates of corporate status with respect to Borrower and each other Loan Party, each dated within ten (10) days of the Closing Date, issued by the Secretary of State of each state in which such party's failure to be duly qualified or licensed would have a material adverse effect on its financial condition or assets, indicating that such party is in good standing;

     (g) Authorizing  Resolutions  and Incumbency.  FINOVA shall have received a

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


certificate from the Secretary of Borrower attesting to (i) the adoption of resolutions of Borrower's Board of Directors, and shareholders or members if necessary, authorizing the borrowing of money from FINOVA and execution and delivery of this Agreement and the other Loan Documents to which Borrower is a party, and authorizing specific officers of Borrower to execute same, and (ii) the authenticity of original specimen signatures of such officers;

     (h) Insurance. FINOVA shall have received the insurance certificates and certified copies of policies required by Section 3.4 hereof, in form and substance satisfactory to FINOVA and its counsel, together with an additional insured endorsement in favor of FINOVA with respect to all liability policies and a lender's loss payable endorsement in favor of FINOVA with respect to all casualty and business interruption policies, each in form and substance acceptable to FINOVA and its counsel;

     (i) Title Insurance. FINOVA shall have received binding commitments to issue such title insurance with respect to Collateral or security for Guaranties which is comprised of real property as it shall determine;

     (j) Searches; Certificates of Title. FINOVA shall have received searches reflecting the filing of its financing statements and fixture filings in such jurisdictions as it shall determine, and shall have received certificates of title with respect to the Collateral which shall have been duly executed in a manner sufficient to perfect all of the security interests granted to FINOVA;

     (k) Landlord, Bailee and Mortgagee Waivers. FINOVA shall have received landlord, bailee and/or mortgagee waivers from the lessors, bailees and/or mortgagees of all locations where any Collateral is located;

     (l) Fees. Borrower shall have paid all fees payable by it on the Closing Date pursuant to this Agreement;

     (m) Opinion of Counsel. FINOVA shall have received an opinion of Borrower's counsel covering such matters as FINOVA shall determine in its sole discretion;

     (n) Officer Certificate. FINOVA shall have received a certificate of the President and the Chief Financial Officer or similar official of Borrower, attesting to the accuracy of each of the representations and warranties of Borrower set forth in this Agreement and the fulfillment of all conditions precedent to the initial advance hereunder;

     (o) Solvency Certificate. If requested, FINOVA shall have received a signed certificate of the Borrower's duly elected Chief Financial Officer concerning the solvency and financial condition of Borrower, on FINOVA's standard form;

     (p) Blocked Account. The Blocked Account referred to in Section 2.10(c) hereof shall have been established to the satisfaction of FINOVA in its sole discretion;

     (q) Environmental Assessment. If required by FINOVA, Borrower shall have caused a Phase I Environmental Assessment to be conducted on the property or properties owned or occupied by Borrower, all at Borrower's own expense and the results of such assessment(s) shall have been in form and substance satisfactory to FINOVA in its sole discretion. Such assessment(s) shall have included, in FINOVA's discretion, core samplings, and shall have been conducted by an environmental engineer acceptable to FINOVA;

     (r) Environmental Certificate. FINOVA shall have received an Environmental Certificate from Borrower, in form and substance satisfactory to FINOVA in its discretion, with respect to all locations of Collateral;

     (s) Search and References. FINOVA shall have received and approved the results of UCC, tax lien, litigation, judgment, and bankruptcy searches regarding Borrower.

     (t) No Material Adverse Changes. Prior to the Closing Date, there shall have occurred no material adverse change in the financial condition of Borrower.

     (u) Material Agreements. FINOVA shall have received, reviewed and approved all material agreements to which Borrower shall be a party.

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

     (v) Projections. Borrower shall submit cash flow projections and pro forma balance sheet with adjusting entries (i) showing that the proposed financing will provide sufficient funds for Borrower's projected working capital needs, and (ii) showing: (1) that Borrower will have reasonably sufficient capital for the conduct of its business following the initial funding, and (2) that Borrower will not incur debts beyond its ability to pay such debts as they mature.

     (w) Opinions. To the extent any Person other than Borrower shall be parties to the Loan Documents, FINOVA reserves the right to require satisfactory opinions of counsel for each such Person concerning the proper organization of such Person and the due authorization, execution, delivery, enforceability, validity and binding effect of the Loan Documents to which such Person is a party. Each such opinion of counsel shall confirm, to the satisfaction of FINOVA, that the opinion is being delivered to FINOVA at the instruction of the party represented by such counsel, that FINOVA is entitled to rely on such opinion and that for purposes of such reliance, FINOVA is deemed to be in privity with the opining counsel.

     (x) ADA Compliance. If necessary, as of the Closing Date, Borrower shall be in compliance with the Americans with Disabilities Act of 1990 ("ADA"), or, if any renovations of Borrower's facilities or modifications of Borrower's employment practices shall be required to bring them into compliance with the ADA, review and approval by FINOVA of Borrower's proposed plan to come into such compliance. Borrower shall deliver representations and warranties to FINOVA concerning Borrower's compliance with the ADA, and no evidence shall have come to the attention of FINOVA indicating that Borrower is not in compliance with the ADA (except to the extent that FINOVA has reviewed and approved Borrower's plan to come into compliance).

     (y) Stock Pledge. Pledgors under the Stock Pledge Agreement ("Pledgors") of even date herewith ("Stock Pledge Agreement") shall have executed and delivered the Stock Pledge Agreement, pledging in favor of FINOVA 3,000,000 of the issued and outstanding common capital stock of Borrower. FINOVA shall be in possession on the Closing Date of original stock certificates evidencing the shares of Borrower's stock so pledged to FINOVA, and of undated stock Powers and Assignments Apart from Certificate, executed in blank by Pledgors with respect to all such shares.

     (z) Asset Appraisal. Borrower shall have provided to FINOVA, at Borrower's sole cost and expense, an asset appraisal of all Borrower's fixed assets upon which FINOVA shall be granted a first priority lien and security interest, which appraisal must be acceptable to FINOVA in all respects.

     (aa) Transaction Costs. Borrower shall provide to FINOVA a complete, itemized summary of all transaction costs paid or incurred by any Person in connection with the making of the Loan, which transaction costs shall not exceed the amount set forth in the Schedule, as well as appropriate documentation evidencing such costs and the payment thereof. All such information must be acceptable to FINOVA, in FINOVA's sole discretion, exercised in good faith.

     (bb) Schedule Conditions. Borrower shall have complied with all additional conditions precedent as set forth in the Schedule attached hereto.

     (cc) Other Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed and recorded and shall be in form and substance satisfactory to FINOVA and its counsel including, without limitation, each of the items listed on the Closing Checklist attached as Exhibit 4.1 hereto.

     4.2 Subsequent Advances. The obligation of FINOVA to make any advance or issue or cause any Letter of Credit to be issued hereunder (including the initial advance or Letter of Credit) shall be subject to the further conditions precedent that, on and as of the date of such advance or Letter of Credit issuance: (a) the representations and warranties of Borrower set forth in this Agreement shall be accurate, before and after giving effect to such advance or issuance and to the application of any proceeds thereof; (b) no Event of Default and no event which, with notice or passage of time or both, would constitute an Event of Default has occurred and is continuing, or would result from such advance or issuance or from the application of any proceeds thereof, (c) no

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

material adverse change has occurred in the Borrower's business, operations, financial condition, in the condition of the Collateral or other assets of Borrower or in the prospect of repayment of the Obligations; and (d) FINOVA shall have received such other approvals, opinions or documents as FINOVA shall reasonably request.

5.   REPRESENTATIONS AND WARRANTIES.

Each Borrower represents and warrants that:

     5.1 Due Organization. It is a corporation duly organized, validly existing and in good standing under the laws of the State set forth on the Schedule, is qualified and authorized to do business and is in good standing in all states in which such qualification and good standing are necessary in order for it to conduct its business and own its property, and has all requisite power and authority to conduct its business as presently conducted, to own its property and to execute and deliver each of the Loan Documents to which it is a party and perform all of its Obligations thereunder, and has not taken any steps to wind-up, dissolve or otherwise liquidate its assets;

     5.2 Other Names. Borrower has not, during the preceding five (5) years, been known by or used any other corporate or fictitious name except as set forth on the Schedule, nor has Borrower been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person during such time;

     5.3 Due Authorization. The execution, delivery and performance by Borrower of the Loan Documents to which it is a party have been authorized by all necessary corporate action and do not and shall not constitute a violation of any applicable law or of Borrower's Articles or Certificate of Incorporation or ByLaws or any other document, agreement or instrument to which Borrower is a party or by which Borrower or its assets are bound;

     5.4 Binding Obligation. Each of the Loan Documents to which Borrower is a party is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms;

     5.5 Intangible Property. Borrower possesses adequate assets, licenses, patents, patent applications, copyrights, trademarks, trademark applications and trade names for the present and planned future conduct of its business without any known conflict with the rights of others, and each is valid and has been duly registered or filed with the appropriate governmental authorities; each of Borrower's patents, patent applications, copyrights, trademarks and trademark applications which have been registered or filed with any governmental authority (including the U.S. Patent and Trademark Office and the Library of Congress) are listed by name, date and filing number on the Schedule;

     5.6 Capital. Borrower has capital sufficient to conduct it's business, is able to pay its debts as they mature, and owns property having a fair salable value greater than the amount required to pay all of its debts (including contingent debts);

     5.7 Material Litigation. Borrower has no pending or overtly threatened litigation, actions or proceedings which would materially and adversely affect its business, assets, operations, prospects or condition, financial or otherwise, or the Collateral or any of FINOVA's interests therein;

     5.8 Title; Security Interests of FINOVA. Borrower has good, indefeasible and merchantable title to the Collateral and, upon the execution and delivery of the Loan Documents, the filing of UCC-1 Financing Statements, delivery of the certificate(s) evidencing any pledged securities, the filing of any collateral assignments or security agreements regarding Borrower, Trademarks, Copyrights, Licenses and/or Patents, if any, with the appropriate governmental offices and the recording of any mortgages or deeds of trust with respect to real property, in each case in the appropriate offices, this Agreement and such documents shall create valid and perfected first priority liens in the Collateral, subject only to Permitted Liens;

     5.9 Restrictive Agreements, Labor Contracts. Borrower is not a party or subject to any contract or subject to any charge, corporate restriction, judgment, decree or order materially and adversely affecting its business, assets, operations, prospects or condition, financial or otherwise, or which restricts its right or ability to incur Indebtedness, and it is not party to any labor dispute. In addition, no labor contract is scheduled to expire during the

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

Term of this Agreement, except as disclosed to FINOVA in writing prior to the date hereof,

     5.10 Laws. Borrower is not in violation of any applicable statute, regulation, ordinance or any order of any court, tribunal or governmental agency, including, without limitation, any minimum wage requirements, in any respect materially and adversely affecting the Collateral or its business, assets, operations, prospects or condition, financial or otherwise;

     5.11 Consents. Borrower has obtained or caused to be obtained or issued any required consent of a governmental agency or other Person in connection with the financing contemplated hereby;

     5.12 Defaults. Borrower is not in default with respect to any note, indenture, loan agreement, mortgage, lease, deed or other agreement to which it is a party or by which it or its assets are bound, nor has any event occurred which, with the giving of notice or the lapse of time, or both, would cause such a default;

     5.13 Financial Condition. The Prepared Financials fairly present Borrower's financial condition and results of operations and those of such other Persons described therein as of the date thereof in accordance with GAAP; there are no material omissions from the Prepared Financials or other facts or circumstances not reflected in the Prepared Financials; and there has been no material and adverse change in such financial condition or operations since the date of the initial Prepared Financials delivered to FINOVA hereunder;

     5.14 ERISA. None of Borrower, any ERISA Affiliate, or any Plan is or has been in violation of any of the provisions of ERISA, any of the qualification requirements of IRC Section 401(a) or any of the published interpretations thereunder, nor has Borrower or any ERISA Affiliate received any notice to such effect. No notice of intent to terminate a Plan has been filed under Section 4041 of ERISA, nor has any Plan been terminated under ERISA. The PBGC has not instituted proceedings to terminate, or appointed a trustee to administer, a Plan. No lien upon the assets of Borrower has arisen with respect to a Plan. No prohibited transaction or Reportable Event has occurred with respect to a Plan. Neither Borrower nor any ERISA Affiliate has incurred any withdrawal liability with respect to any Multiemployer Plan. Borrower and each ERISA Affiliate have made all contributions required to be made by them to any Plan or Multiemployer Plan when due. There is no accumulated funding deficiency in any Plan, whether or not waived;

     5.15 Taxes. Borrower has filed all tax returns and such other reports as it is required by law to file and has paid or made adequate provision for the payment on or prior to the date when due of all taxes, assessments and similar charges that are due and payable;

     5.16 Locations; Federal Tax ID No. Borrower's chief executive office and the offices and locations where it keeps the Collateral (except for Inventory in transit) are at the locations set forth on the Schedule, except to the extent that such locations may have been changed after notice to FINOVA in accordance with Section 6.4 hereof; Borrower's federal tax identification number is as shown on the Schedule;

     5.17 Business Relationships. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially and adversely affect Borrower or prevent Borrower from conducting such business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted;

     5.18 Reaffirmations. Each request for a loan made by Borrower pursuant to this Agreement shall constitute (i) an automatic representation and warranty by Borrower to FINOVA that there does not then exist any Event of Default and (ii) a reaffirmation as of the date of said request of all of the representations and warranties of Borrower contained in this Agreement and the other Loan Documents;

     5.19 Capitalization of Borrower. All of the equity interests are validly issued and fully paid, and have been issued and sold in compliance with all

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          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

applicable federal and state laws, rules and regulations, including, without limitation, all so-called "Blue-Sky" laws. The equity interests are free and clear of all Liens except as set forth on Exhibit H; and

     5.20 Restrictions. Borrower (i) is not a party to and has no knowledge of any agreements restricting the transfer of any of the equity interests, except the Loan Documents, Pledge Agreement and the Subordinated Documents, (ii) except pursuant to certain of the Subordinated Documents, the 1995 Stock Option Plan for officers and key, management employees, the 1995 Director Non-Qualified Stock Option Plan for non-employee directors and the 1993 Non-Qualified Incentive Stock Option Plan, has not issued any rights which can be convertible into or exchangeable or exercisable for any equity interests, or any rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any character relating to, any equity interests or any securities convertible into or exchangeable or exercisable for any equity interests, or (iii) is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any equity interests or any convertible rights or options. Except as set forth on Exhibit H, Borrower is not required to file, and has not filed, pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, a registration statement relating to any class of debt or equity securities.

6. COVENANTS.

     6.1 Affirmative Covenants. Each Borrower covenants that, so long as any Obligation remains outstanding and this Agreement is in effect, it shall:

          6.1.1 Taxes. File all tax returns and pay or make adequate provision for the payment of all taxes, assessments and other charges on or prior to the date when due;

          6.1.2 Notice of Litigation. Promptly notify FINOVA in writing of any litigation, suit or administrative proceeding which may materially and adversely affect the Collateral or Borrower's business, assets, operations, prospects or condition, financial or otherwise, whether or not the claim is covered by insurance;

          6.1.3 ERISA. Notify FINOVA in writing (i) promptly upon the occurrence of any event described in Paragraph 4043 of ERISA, other than a termination, partial termination or merger of a Plan or a transfer of a Plan's assets and (ii) prior to any termination, partial termination or merger of a Plan or a transfer of a Plan's assets;

          6.1.4 Change in Location. Notify FINOVA in writing thirty (30) days prior to any anticipated change, fourteen (14) days prior to any actual change, in the location of Borrower's chief executive office or the location of any Collateral, or Borrower's opening or closing of any other place of business;

          6.1.5 Corporate Existence. Maintain its corporate existence and its qualification to do business and good standing in all states necessary for the conduct of its business and the ownership of its property and maintain adequate assets, licenses, patents, copyrights, trademarks and trade names for the conduct of its business;

          6.1.6 Labor Disputes. Promptly notify FINOVA in writing of any labor dispute to which Borrower is or may become subject and the expiration of any labor contract to which Borrower is a party or bound;

          6.1.7 Violations of Law. Promptly notify FINOVA in writing of any violation of any law, statute, regulation or ordinance of any governmental entity, or of any agency thereof, applicable to Borrower which may materially and adversely affect the Collateral or Borrower's business, assets, prospects, operations or condition, financial or otherwise;

          6.1.8 Defaults. Notify FINOVA in writing within five (5) Business Days of Borrower's default under any note, indenture, loan agreement mortgage, lease or other agreement to which Borrower is a party or by which Borrower is bound, or of any other default under any Indebtedness of Borrower;

          6.1.9 Capital Expenditures. Promptly notify FINOVA in writing of the making of any Capital Expenditure materially affecting Borrower's business,

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          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

     assets, prospects, operations or condition, financial or otherwise, except to the extent permitted in the Schedule;

          6.1.10 Books and Records. Keep adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP, reflecting all of its financial transactions;

          6.1.11 Leases, Warehouse Agreements. Provide FINOVA with (i) copies of all agreements between Borrower and any landlord, warehouseman or bailee which owns any premises at which any Collateral may, from time to time, be located (whether for processing, storage or otherwise), and (ii) without limiting the landlord, bailee and/or mortgagee waivers to be provided pursuant to Section 4.10) hereof, additional landlord, bailee and/or mortgagee waivers in form acceptable to FINOVA with respect to all locations where any Collateral is hereafter located;

          6.1.12 Additional Documents. At FINOVA's request, promptly execute or cause to be executed and delivered to FINOVA any and all documents, instruments or agreements deemed necessary by FINOVA to facilitate the collection of the Obligations or the Collateral or otherwise to give effect to or carry out the terms or intent of this Agreement or any of the other Loan Documents. Without limiting the generality of the foregoing, if any of the Receivables with a face value in excess of $10,000 (or, if any Event of Default exists and is continuing, with a face value in excess of $1,000) arises out of a contract with the United States of America or any department, agency, subdivision or instrumentality thereof, Borrower shall promptly notify FINOVA of such fact in writing and shall execute any instruments and take any other action required or requested by FINOVA to comply with the provisions of the Federal Assignment of Claims Act; and

          6.1.13 Financial Covenants. Comply with the financial covenants set forth on the Schedule.

          6.1.14 Schedule Conditions. Borrower shall have complied with all additional conditions as set forth in the Schedule attached hereto.

     6.2 Negative Covenants. Without FINOVA's prior written consent, which consent FINOVA may withhold in its sole discretion, so long as any Obligation remains outstanding and this Agreement is in effect, each Borrower shall not:

          6.2.1 Mergers. Merge or consolidate with or acquire any other Person, or make any other material change in its capital structure or in its business or operations which might adversely affect the repayment of the Obligations;

          6.2.2 Loans. Make advances, loans or extensions of credit to, or invest in, any Person, except for loans or cash advances to employees which are permitted in the Schedule;

          6.2.3 Dividends. Declare or pay cash dividends upon any of its stock or distribute any of its property or redeem, retire, purchase or acquire directly or indirectly any of its stock;

          6.2.4 Issuance of Equity Interests. Issue or permit to be issued any equity interests or interests convertible into or exercisable for any equity interests, except for the issuance of equity interests pursuant to the exercise of conversion rights and warrants held by Subordinating Creditor.

          6.2.5  Adverse   Transactions.   Enter  into  any  transaction   which
     materially and adversely affects the Collateral or its ability to repay the Obligations in full as and when due;

          6.2.6  Indebtedness  of  Others.   Guarantee  or  become  directly  or
     contingently liable for the Indebtedness of any Person, except by endorsement of instruments for deposit and except for the existing Guarantees made by Borrower prior to the date hereof, if any, which are set forth in the Schedule;

          6.2.7 Repurchase. Make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or any other repurchase or return basis, provided that the foregoing shall not be deemed to prohibit Borrower from making any sale in the ordinary course of business subject to Borrower's customary return policy;

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          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


          6.2.8 Name. Use any corporate or fictitious name other than its corporate name as set forth in its Articles or Certificate of Incorporation on the date hereof or as set forth on the Schedule;

          6.2.9   Prepayment  of   Indebtedness;   Brokerage  Fee.   Prepay  any
     Indebtedness other than trade payables and other than the Obligations. Pay the Brokerage Fee so long as any Event of Default exists.

          6.2.10 Subordinated Debt. Pay any of the Subordinated Debt except as provided in the Subordination Agreement;

          6.2.11 Capital Expenditure. Make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrower in any fiscal year would exceed the amount set forth on the Schedule;

          6.2.12 Compensation. Pay total compensation, including salaries, withdrawals, fees, bonuses, commissions, drawing accounts and other payments, whether directly or indirectly, in money or otherwise, during any fiscal year to all of Borrower's executives, officers and directors (or any relative thereof) in an amount in excess of the amount set forth on the Schedule;

          6.2.13 Indebtedness. Create, incur, assume or permit to exist any Indebtedness (including Indebtedness in connection with Capital Leases) in excess of the amount set forth on the Schedule, other than (i) the Obligations, (ii) trade payables and other contractual obligations to suppliers and customers incurred in the ordinary course of business, and
     (iii) other Indebtedness existing on the date of this Agreement and reflected in the Prepared Financials (except Indebtedness paid on the.date of this Agreement from proceeds of the initial advances hereunder), and
     (iv) Subordinated Debt;

          6.2.14 Affiliate Transactions. Except as set forth below, sell, transfer, distribute or pay any money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or Indebtedness, or any property, of any Affiliate, or become liable on any guaranty of the indebtedness, dividends or other obligations of any Affiliate. Notwithstanding the foregoing, Borrower may pay compensation permitted by Section 6.23 to employees who are Affiliates and, if no Event of Default has occurred, Borrower may (i) engage in transactions with Affiliates in the normal course of business, in amounts and upon terms which are fully disclosed to FINOVA and which are no less favorable to Borrower than would be obtainable in a comparable arm's length transaction with a Person who is not an Affiliate, and (ii) make payments to a Subordinating Creditor that is an Affiliate, subject to and only to the extent expressly permitted in the Subordination Agreement between such Subordinating Creditor and FINOVA;

          6.2.15 Nature of Business. Enter into any new business or make any material change in any of Borrower's business objectives, purposes or operations;

          6.2.16 FINOVA's Name. Use the name of FINOVA in connection with any of Borrower's business or activities, except in connection with internal business matters or as required in dealings with governmental agencies and financial institutions or with trade creditors of Borrower, solely for credit reference purposes; or

          6.2.17 Margin Security. Borrower will not (and has not in the past) engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying, margin stock (within the meaning of Regulation G or Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Loan or other advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock, or in any manner which might cause such Loan or other advance or the application of such proceeds to violate (or require any regulatory filing under) Regulation G, Regulation T, Regulation U, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System, in each case as in effect on the date or dates of such Loan or other advance and such use of proceeds. Further, no proceeds of any Loan or other advance will be used to acquire any security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

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          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

          6.2.18 Real Property. Purchase or acquire any real property without FINOVA's prior written consent, a condition of which consent shall include delivery of appropriate environmental reports and analysis, in form and substance satisfactory to FINOVA and its counsel. Except as set forth below, Borrower shall not sell or transfer title to any real property without FINOVA's prior written consent. Notwithstanding the foregoing, Borrower may sell real property owned by Borrower located in Tampa, Florida; provided, however, that: (i) such property may not be sold for an amount less than $250,000 net proceeds in cash, (ii) such property is sold to Fred Mitchell Mendelsohn prior to December 31, 1997, (iii) proceeds shall be applied towards the payment of Term Loan B and (iv) any excess proceeds shall be applied towards payment of Obligations in such manner as FINOVA may elect.

          6.2.19 Liens. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except Permitted Liens.

7.   DEFAULT AND REMEDIES.

     7.1 Events of Default. Any one or more of the following events shall constitute an Event of Default under this Agreement:

     (a) Borrower fails to pay when due and payable any portion of the Obligations at stated maturity, upon acceleration or otherwise;

     (b) Borrower or any other Loan Party fails or neglects to perform, keep, or observe any Obligation including, but not limited to, any term, provision, condition, covenant or agreement contained in any Loan Document to which Borrower or such other Loan Party is a party;

     (c) Any material adverse change occurs in Borrower's business, assets, operations, prospects or condition, financial or otherwise;

     (d) The prospect of repayment of any portion of the Obligations or the value or priority of FINOVA's security interest in the Collateral is materially impaired;

     (e) Any portion of Borrower's assets is seized, attached, subjected to a writ or distress warrant, is levied upon or comes into the possession of any judicial officer;

     (f) Borrower shall generally not pay its debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management or control of the business of Borrower;

     (g) Any bankruptcy or other insolvency proceeding is commenced by Borrower, or any such proceeding is commenced against Borrower and remains undischarged or unstayed for forty-five (45) days;

     (h) Any notice of lien, levy or assessment is filed of record with respect to any of Borrower's assets;

     (i) Any judgments are entered against Borrower in an aggregate amount exceeding $25,000 in any fiscal year except for the judgment presently existing in Federal Court in Denver, Colorado styled Gary A. Bedini and John C. Bedini v. The Leather Factory, Inc., et al, United States District Court, District of Colorado, Civil Action No. 99-N-1666;

     (j) Any default shall occur under (i) any material agreement between Borrower and any third party including, without limitation, any default which would result in a right by such third party to accelerate the maturity of any Indebtedness of Borrower to such third party, or (ii) any Subordinated Debt;

     (k) Any representation or warranty made or deemed to be made by Borrower, any Affiliate or any other Loan Party in any Loan Document or any other statement, document or report made or delivered to FINOVA in connection therewith shall prove to have been misleading in any material respect;

     (l) Any Prohibited Transaction or Reportable Event shall occur with respect to a Plan which could have a material adverse effect on the financial condition

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          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


of Borrower; any lien upon the assets of Borrower in connection with any Plan shall arise; Borrower or any of its ERISA Affiliates shall fail to make full payment when due of all amounts which Borrower or any of its ERISA Affiliates may be required to pay to any Plan or any Multiemployer Plan as one or more contributions thereto; Borrower or any of its ERISA Affiliates creates or permits the creation of any accumulated funding deficiency, whether or not waived; or

     (m) Pledgors fail to retain in the aggregate not less than 30.44% of the issued and outstanding common capital stock of Borrower; or

     (n) Borrower fails to implement a computerized perpetual inventory system at its Fort Worth, Texas facility within six (6) months of the Closing Date or Borrower fails to implement such system which shall be fully operational within twelve (12) months of the Closing Date at all locations of Borrower's Inventory.

     NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, FINOVA RESERVES THE RIGHT TO CEASE MAKING ANY LOANS DURING ANY CURE PERIOD STATED ABOVE, AND THEREAFTER IF AN EVENT OF DEFAULT HAS OCCURRED.

     7.2 Remedies. Upon the occurrence of an Event of Default, FINOVA may, at its option and in its sole discretion and in addition to all of its other rights under the Loan Documents, cease making Loans, terminate this Agreement and/or declare all of the Obligations to be immediately payable in full. Borrower agrees that FINOVA shall also have all of its rights and remedies under applicable law, including, without limitation, the default rights and remedies of a secured party under the Code, and upon the occurrence of an Event of Default Borrower hereby consents to the appointment of a receiver by FINOVA in any action initiated by FINOVA pursuant to this Agreement and to the jurisdiction and venue set forth in Section 9.25 hereof, and Borrower waives notice and posting of a bond in connection therewith. Further, FINOVA may, at any time, take possession of the Collateral and keep it on Borrower's premises, at no cost to FINOVA, or remove any part of it to such other place(s) as FINOVA may desire, or Borrower shall, upon FINOVA's demand, at Borrower's sole cost, assemble the Collateral and make it available to FINOVA at a place reasonably convenient to FINOVA. FINOVA may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as FINOVA deems advisable, at FINOVA's discretion, and may, if FINOVA deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Borrower agrees that FINOVA has no obligation to preserve rights to the Collateral or marshall any Collateral for the benefit of any Person. FINOVA is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks and advertising matter, or any similar property, in completing production, advertising or selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to FINOVA's benefit. Any requirement of reasonable notice shall be met if such notice is mailed postage prepaid to Borrower at its address set forth in the heading to this Agreement at least five (5) days before sale or other disposition. The proceeds of sale shall be applied, first, to all attorneys fees and other expenses of sale, and second, to the Obligations in such order as FINOVA shall elect, in its sole discretion. FINOVA shall return any excess to Borrower and Borrower shall remain liable for any deficiency to the fullest extent permitted by law.

     7.3  Standards  for  Determining  Commercial  Reasonableness.  Borrower and
FINOVA agree that the following conduct by FINOVA with respect to any disposition of Collateral shall conclusively be deemed commercially reasonable (but other conduct by FINOVA, including, but not limited to, FINOVA's use in its sole discretion of other or different times, places and manners of noticing and conducting any disposition of Collateral shall not be deemed unreasonable): Any public or private disposition: (i) as to which on no later than the fifth calendar day prior thereto written notice thereof is mailed or personally delivered to Borrower and, with respect to any public disposition, on no later than the fifth calendar day prior thereto notice thereof describing in general nonspecific terms, the Collateral to be disposed of is published once in a newspaper of general circulation in the county where the sale is to be conducted (provided that no notice of any public or private disposition need be given to

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          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

the Borrower or published if the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market); (ii) which is conducted at any place designated by FINOVA, with or without the Collateral being present; and (iii) which commences at any time between 8:00 a.m. and 5:00 p.m. Without limiting the generality of the foregoing, Borrower expressly agrees that, with respect to any disposition of accounts, instruments and general intangibles, it shall be commercially reasonable for FINOVA to direct any prospective purchaser thereof to Loan and Security Agreement ascertain directly from Borrower any and all information concerning the same, including, but not limited to, the terms of payment, aging and delinquency, if any, the financial condition of any obligor or account debtor thereon or guarantor thereof, and any collateral therefor.

8.   EXPENSES AND INDEMNITIES.

     8.1 Expenses. Borrower covenants that, so long as any Obligation remains outstanding and this Agreement remains in effect, it shall promptly reimburse FINOVA for all costs, fees and expenses incurred by FINOVA in connection with the negotiation, preparation, execution, delivery, administration and enforcement of each of the Loan Documents, including, but not limited to, the attorneys' and paralegals' fees of in-house and outside counsel, expert witness fees, lien, title search and insurance fees, appraisal fees, all charges and expenses incurred in connection with any and all environmental reports and environmental remediation activities, and all other costs, expenses, taxes and filing or recording fees payable in connection with the transactions contemplated by this Agreement, including without limitation all such costs, fees and expenses as FINOVA shall incur or for which FINOVA shall become obligated  in  connection  with  (i)  any  inspection  or  verification  of  the
Collateral,   (ii)  any  proceeding  relating  to  the  Loan  Documents  or  the
Collateral, (iii) actions taken with respect to the Collateral and FINOVA's security interest therein, including, without limitation, the defense or prosecution of any action involving FINOVA and Borrower or any third party, (iv) enforcement of any of FINOVA's rights and remedies with respect to the Obligations or Collateral and (v) consultation with FINOVA's attorneys and participation in any workout, bankruptcy or other insolvency or other proceeding involving any Loan Party or any Affiliate, whether or not suit is filed or the issues are peculiar to federal bankruptcy or state insolvency laws. Borrower shall also pay all FINOVA charges in connection with bank wire transfers, forwarding of loan proceeds, deposits of checks and other items of payment, returned checks, establishment and maintenance of lockboxes and other Blocked Accounts, and all other bank and administrative matters, in accordance with FINOVA's schedule of bank and administrative fees and charges in effect from time to time.

8.2  Environmental Matters.

     The Environmental Certificate dated on or about the date of this Agreement is incorporated herein for all purposes as if fully stated in this Agreement.

9.   MISCELLANEOUS.

     9.1 Examination of Records; Financial Reporting.

     (a) Examinations. FINOVA shall at all reasonable times have full access to and the right to examine, audit, make abstracts and copies from and inspect Borrower's records, files, books of account and all other documents, instruments and agreements relating to the Collateral and the right to check, test and appraise the Collateral. Borrower shall deliver to FINOVA any instrument necessary for FINOVA to obtain records from any service bureau maintaining records for Borrower. All instruments and certificates prepared by Borrower showing the value of any of the Collateral shall be accompanied, upon FINOVA's request, by copies of related purchase orders and invoices. FINOVA may, at any time after the occurrence of an Event of Default, remove from Borrower's premises Borrower's books and records (or copies thereof) or require Borrower to deliver such books and records or copies to FINOVA. FINOVA may, without expense to FINOVA, use such of Borrower's personnel, supplies and premises as may be reasonably necessary for maintaining or enforcing FINOVA's security interest.

     (b) Reporting Requirements. Borrower shall furnish FINOVA, upon request, such information and statements as FINOVA shall request from time to time regarding Borrower's business affairs, financial condition and the results of its operations. Without limiting the generality of the foregoing, Borrower shall

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

provide FINOVA with: (i) FINOVA's standard form collateral and loan report, daily, and upon FINOVA's request, copies of sales journals, cash receipt journals, and deposit slips; (ii) upon FINOVA's request, copies of sales invoices, customer statements and credit memoranda issued, remittance advices and reports; (iii) copies of shipping and delivery documents, upon request; (iv) on or prior to the date set forth on the Schedule, monthly agings (aged from invoice date) and reconciliations of Receivables (with listings of concentrated accounts), payables reports, inventory reports, compliance certificates and unaudited financial statements with respect to the prior month prepared on a basis consistent with such statements prepared in prior months and otherwise in accordance with GAAP; (v) audited annual consolidated and consolidating financial statements, prepared in accordance with GAAP applied on a basis consistent with the most recent Prepared Financials provided to FINOVA by Borrower, including balance sheets, income and cash flow statements, accompanied by the unqualified report thereon of independent certified public accountants acceptable to FINOVA, as soon as available, and in any event, within ninety (90) days after the end of each of Borrower's fiscal years; and (vi) such certificates relating to the foregoing as FINOVA may request, including, without limitation, a monthly certificate from the president and the chief financial officer of Borrower showing Borrower's compliance with each of the financial covenants set forth in this Agreement, and stating whether any Event of Default has occurred or event which, with giving of notice or the passage of time, or both, would constitute an Event of Default, and if so, the steps being taken to prevent or cure such Event of Default. All reports or financial statements submitted by Borrower shall be in reasonable detail and shall be certified by the principal financial officer of Borrower as being complete and correct.

9.2  Term, Termination.

     (a) Term. The Term of the Revolving Credit Loans and the obligation of FINOVA to made advances with respect thereto in accordance with this Agreement shall be as set forth on the Schedule, unless earlier terminated as provided herein.

     (b) Prior Notice. Each party shall have the right to terminate this Agreement effective at the end of the Term by giving the other party written notice not less than sixty (60) days prior to the effective date of such termination, by registered or certified mail.

     (c)  Payment  in  Full.  Upon  the  effective  date  of  termination,   the
Obligations shall become immediately due and payable in full in cash.

     (d) Early Termination; Termination Fee. In addition to the procedure set forth in Section 9.2(b), Borrower may terminate this Agreement at any time but only upon sixty (60) days' prior written notice and prepayment of the Obligations. Upon any such early termination by Borrower or any termination of this Agreement by FINOVA upon the occurrence of an Event of Default, then, and in any such event, Borrower shall pay to FINOVA upon the effective date of such termination a fee (the "Termination Fee") in an amount equal to the amount shown on the Schedule.


     9.3 Recourse to Security; Certain waivers. All Obligations shall be payable by Borrower as provided for herein and, in full, at the termination of this Agreement; recourse to security shall not be required at any time. Borrower waives presentment and protest of any instrument and notice thereof, notice of default and, to the extent permitted by applicable law, all other notices to which Borrower might otherwise be entitled.

     9.4 No Waiver by Finova.Neither FINOVA's failure to exercise any right, remedy or option under this Agreement, any supplement, the Loan Documents or other agreement between FINOVA and Borrower nor any delay by FINOVA in exercising the same shall operate as a waiver. No waiver by FINOVA shall be effective unless in writing and then only to the extent stated. No waiver by FINOVA shall affect its right to require strict performance of this Agreement. FINOVA's rights and remedies shall be cumulative and not exclusive.

     9.5 Binding on Successor and Assigns. All terms, conditions, promises, covenants, provisions and warranties shall inure to the benefit of and bind FINOVA's and Borrower's respective representatives, successors and assigns.

     9.6 Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


     9.7 Amendments; Assignments. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by Borrower and FINOVA. Borrower may not sell, assign or transfer any interest in this Agreement or any other Loan Document, or any portion thereof, including, without limitation, any of Borrower's rights, title, interests, remedies, powers and duties hereunder or thereunder. Borrower hereby consents to FINOVA's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, FINOVA's rights, title, interests, remedies, powers and duties hereunder or thereunder. In connection therewith, FINOVA may disclose all documents and information which FINOVA now or hereafter may have relating to Borrower or Borrower's business. To the extent that FINOVA assigns its rights and obligations hereunder to a third party, FINOVA shall thereafter be released from such assigned obligations to Borrower and such assignment shall effect a novation between Borrower and such third party.

     9.8 Integration. This Agreement, together with the Schedule (which is a part hereof) and the other Loan Documents, reflect the entire understanding of the parties with respect to the transactions contemplated hereby.

     9.9 Survival. All of the representations and warranties of Borrower contained in this Agreement shall survive the execution, delivery and acceptance of this Agreement by the parties. No termination of this Agreement or of any guaranty of the Obligations shall affect or impair the powers, obligations, duties, rights, representations, warranties or liabilities of the parties hereto and all shall survive such termination.

     9.10 Evidence of Obligations. Each Obligation may, in FINOVA's discretion, be evidenced by notes or other instruments issued or made by Borrower to FINOVA. If not so evidenced, such Obligation shall be Loan and Security Agreement evidenced solely by entries upon FINOVA's books and records.

     9.11 Loan Requests. Each oral or written request for a loan by any Person who purports to be any employee, officer or authorized agent of Borrower shall be made to FINOVA on or prior to 10:00 a.m., Central/Standard time, on the Business Day on which the proceeds thereof are requested to be paid to Borrower and shall be conclusively presumed to be made by a Person authorized by Borrower to do so and the crediting of a loan to Borrower's operating account shall conclusively establish Borrower's obligation to repay such loan. Unless and until Borrower otherwise directs FINOVA in writing, all loans shall be wired to Borrower's operating account set forth on the Schedule.

     9.12 Notices. Any notice required hereunder shall be in writing and addressed to the Borrower and FINOVA at their addresses set forth at the beginning of this Agreement. Notices hereunder shall be deemed received (i) if personally delivered, then on the Business Day of delivery, (ii) if sent by telecopy before 2:00 p.m. Los Angeles time, on the day sent if a Business Day or if such day is not a Business Day or if sent after 2:00 p.m. Los Angeles time, then on the next Business Day, (iii) if sent by overnight express carrier, on the next Business Day immediately following the day sent, or (iv) if sent by registered or certified mail, on the earlier of the fifth (5th) Business Day following the day sent or when actually received. Any notice by telecopy shall be followed by delivery on the next Business Day by overnight express carrier or by hand.

     9.13 Brokerage Fees. Borrower represents and warrants to FINOVA that, with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission, except for First Capital Advisors and Borrower agrees to indemnify and hold FINOVA harmless against any and all such claims.

     9.14 Disclosure. No representation or warranty made by Borrower in this Agreement, or in any financial statement, report, certificate or any other document furnished in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein not misleading. There is no fact known to Borrower or which reasonably should be known to Borrower which Borrower has not disclosed

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


to FINOVA in writing  with  respect  to the  transactions  contemplated  by this
Agreement  which  materially  and  adversely   affects  the  business,   assets,
operations, prospects or condition (financial or otherwise), of Borrower.

     9.15 Publicity. Borrower and FINOVA are hereby authorized to issue appropriate press releases and to cause a tombstone to be published announcing the consummation of this transaction and the aggregate amount thereof, provided however, both parties hereto must approve the wording of any such press release prior to publication.

     9.16 Captions. The Section titles contained in this Agreement are without substantive meaning and are not part of this Agreement.

     9.17 Injunctive relief. Borrower recognizes that, in the event Borrower fails to perform, observe or discharge any of its Obligations under this Agreement, any remedy at law may prove to be inadequate relief to FINOVA. Therefore, FINOVA, if it so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     9.18 Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument, admissible into evidence. Delivery of an executed counterpart of this Agreement by telecopy shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile shall also deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

     9.19 Construction. The parties acknowledge that each party and its counsel have reviewed this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

     9.20 Time of Essence. Time is of the essence for the performance by Borrower of the Obligations set forth in this Agreement.

     9.21 Limitation of Actions. Borrower agrees that any claim or cause of action by Borrower against FINOVA, or any of FINOVA's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement, or any other present or future agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by FINOVA, or by FINOVA's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Borrower by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of FINOVA or any other Person authorized to accept service of process on behalf of FINOVA, within 30 days thereafter. Borrower agrees that such one-year period of time is a reasonable and sufficient time for Borrower to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of Loan and Security Agreement FINOVA. This provision shall survive any termination of this Loan Agreement or any other agreement.

     9.22 Liability. Neither FINOVA nor any FINOVA Affiliate shall be liable for any indirect, special, incidental or consequential damages in connection with any breach of contract, tort or other wrong relating to this Agreement or the Obligations or the establishment, administration or collection thereof
(including without limitation damages for loss of profits, business interruption, or the like), whether such damages are foreseeable or unforeseeable, even if FINOVA has been advised of the possibility of such damages. Neither FINOVA, nor any FINOVA Affiliate shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by the Borrower through the ordinary negligence of FINOVA,

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------

or any FINOVA Affiliate. "FINOVA Affiliate" shall mean FINOVA's directors, officers, employees, agents, attorneys or any other Person or entity affiliated with or representing FINOVA.

     9.23 Notice of Breach by FINOVA. Borrower agrees to give FINOVA written notice of (i) any action or inaction by FINOVA or any attorney of FINOVA in connection with any Loan Documents that may be actionable against FINOVA or any attorney of FINOVA or (ii) any defense to the payment of the Obligations for any reason, including, but not limited to, commission of a tort or violation of any contractual duty or duty implied by law. Borrower agrees that unless such notice is fully given as promptly as possible (and in any event within thirty (30) days) after Borrower has knowledge, or with the exercise of reasonable diligence should have had knowledge, of any such action, inaction or defense, Borrower shall not assert, and Borrower shall be deemed to have waived, any claim or defense arising therefrom.

     9.24 Application of Insurance Proceeds. The net proceeds of any casualty insurance insuring the Collateral, after deducting all costs and expenses (including attorneys' fees) of collection, shall be applied, at FINOVA's option, either toward replacing or restoring the Collateral, in a manner and on terms satisfactory to FINOVA, or toward payment of the Obligations. Any proceeds applied to the payment of Obligations shall be applied in such manner as FINOVA may elect. In no event shall such application relieve Borrower from payment in full of all installments of principal and interest which thereafter become due in the order of maturity thereof.

     9.25 Power of Attorney. Borrower appoints FINOVA and its designees as Borrower's attorney, with the power to endorse Borrower's name on any checks, notes, acceptances, money orders or other forms of payment or security that come into FINOVA's possession; to sign Borrower's name on any invoice or bill of lading relating to any Receivable, on drafts against customers, on assignments of Receivables, on notices of assignment, financing statements and other public records, on verifications of accounts and on notices to customers or account debtors; to send requests for verification of Receivables to customers or account debtors; after the occurrence of any Event of Default, to notify the post office authorities to change the address for delivery of Borrower's mail to an address designated by FINOVA and to open and dispose of all mail addressed to Borrower; and to do all other things FINOVA deems necessary or desirable to carry out the terms of this Agreement. Borrower hereby ratifies and approves all acts of such attorney. Neither FINOVA nor any of its designees shall be liable for any acts or omissions nor for any error of judgment or mistake of fact or law while acting as Borrower's attorney. This power, being coupled with an interest, is irrevocable until the Obligations have been fully satisfied and FINOVA's obligation to provide loans hereunder shall have terminated

     9.26 Joint and Several. The Obligations, covenants and agreements of borrowers hereunder shall be the joint and several obligations, covenants and agreements of each Borrower.

     9.27 Governing Law; Waivers. THIS AGREEMENT, INCLUDING WITHOUT LIMITATION ENFORCEMENT OF THE OBLIGATIONS, SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE STATE OF ARIZONA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF MARICOPA IN THE STATE OF ARIZONA OR, AT THE SOLE OPTION OF FINOVA, IN ANY OTHER COURT IN WHICH FINOVA SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. BORROWER WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. BORROWER FURTHER WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH IN
SECTION 9.12 HEREOF FOR THE GIVING OF NOTICE. BORROWER FURTHER WAIVES ANY RIGHT IT MAY OTHERWISE HAVE TO COLLATERALLY ATTACK ANY JUDGMENT ENTERED AGAINST IT.

          FINOVA                                     Loan and Security Agreement
--------------------------------------------------------------------------------


     9.28 MUTUAL WAIVER OF RIGHT TO JURY TRIAL. FINOVA AND BORROWER EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT; (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN FINOVA AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF FINOVA OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH FINOVA OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.


   [remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                    THE  LEATHER   FACTORY,   INC.,  a  Delaware
                                    corporation,  Fed ID Tax No. 75-2543540, THE
                                    LEATHER FACTORY,  INC., a Texas corporation,
                                    Fed  ID  Tax  No.  75-1721123,  THE  LEATHER
                                    FACTORY,  INC., an Arizona corporation,  Fed
                                    ID Tax No.  86-0540648,  HI-LINE  LEATHER  &
                                    MANUFACTURING    COMPANY,    a    California
                                    corporation,  Fed ID Tax No. 94-1122115, and
                                    ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation, Fed ID Tax No. 13-2682601


                                    By:  /s/ Fred N. Howell
                                             Fred N. Howell
                                             Chief Financial Officer


                                    FINOVA CAPITAL CORPORATION

                                    By:  /s/ John Sorber
                                             John Sorber
                                             Vice President


                                    FINOVA Capital Corporation
                                    355 South Grand Avenue
                                    Los Angeles, California 90071
                                    Attention:  John Bonano
                                    Telecopy:   (213) 625-0268

                                    Copy to:

                                    FINOVA Capital Corporation
                                    1850 North Central Avenue
                                    P.O. Box 2209
                                    Phoenix, Arizona 85002-2209
                                    Attention: Joseph D'Amore, Esq.
                                    Telecopy:  (602) 207-5036

                                    and
                                    FINOVA Capital Corporation
                                    13355 Noel Road
                                    Suite 800
                                    Dallas, Texas 75240
                                    Attention: John Lewis
                                    Telecopy:  (972) 458-5698




Schedule to Loan and Security Agreement

Loan and Security Agreement
STATE OF TEXAS                      )
                                    )       SS.
COUNTY OF TARRANT                   )


     On this 19th day of November, 1997, before me, a Notary Public in and for the State of TEXAS , in the County aforesaid, personally appeared Fred N. Howell, to me known to be Chief Financial Officer of THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation and ROBERT, CUSHMAN & COMPANY, INC., a New York corporation that executed the foregoing instrument, and upon oath did depose that he is the Chief Financial Officer of such corporations, that the signature to said instrument was made by the Chief Financial Officer of said corporations as indicated after said signature, and that the corporations executed the said instrument freely and voluntarily for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                                    /s/ Barbara Marvin
                           ----------------------------------------------
                           NOTARY PUBLIC in and for said State and County

                           My commission expires:     10-16-2001
                                                   ----------------------





Loan and Security Agreement

                                  Schedule to
                          Loan and Security Agreement

Borrowers:        THE LEATHER FACTORY, INC., a Delaware corporation,
                  THE LEATHER FACTORY, INC., a Texas corporation,
                  THE LEATHER FACTORY, INC., an Arizona corporation,
                  HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, and
                  ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation

Address: 3847 East Loop 820 South
                Fort Worth, Texas   76119

Date:    November 21, 1997

This Schedule forms an integral part of the Loan and Security Agreement between the above Borrower and FINOVA Capital Corporation dated the above date, and all references herein and therein to "this Agreement" shall be deemed to refer to said Agreement and to this Schedule.


================================================================================
DEFINITIONS (SECTION 1):

     "Subordinating Creditor" means The Schlinger Foundation, a California non-profit corporation.


TOTAL FACILITY (SECTION 2.1):

     $9,136,000


================================================================================
LOANS (SECTION 2.2):

                           Revolving Credit Loans: A revolving line of credit consisting of loans against Borrower's Eligible Receivables ("Receivable Loans") and against Borrower's Eligible Inventory ("Inventory Loans") (the Receivable Loans and the Inventory Loans shall be collectively referred to as the "Revolving Credit Loans") in an aggregate outstanding principal amount not to exceed the lesser of (a) or (b) below:

                           (a) $7,000,000 (the "Revolving Credit Limit"), less any Loan Reserves, less the aggregate undrawn face amount of all Letters of Credit issued under Section
                           2.4 of this Agreement, or (b) the sum of

                                    (i) an amount not to exceed 85% of the net amount of Eligible Receivables, less the aggregate undrawn face amount of all Letters of Credit issued under Section 2.4 of this Agreement; plus

                                    (ii) an amount not to exceed the lesser of:

                                            (A) 50% of the  value of  Borrower's
                                            Eligible  Inventory,  calculated  at
                                            the  lower of cost or  market  value
                                            and   determined   on  a   first-in,
                                            first-out basis, or

                                            (B) $4,500,000;  less

                                   (iii) any Loan Reserves.

                           Term Loans: Term Loan A in the principal amount of $400,000 ("Term Loan A"), Term Loan B in the principal amount of $236,000 ("Term Loan B") and Term Loan C in the principal amount of $1,500,000 ("Term Loan C") (Term Loan A, Term Loan B and Term Loan C shall be collectively referred to as "Term Loans") in an aggregate outstanding principal amount not to exceed $2,136,000. The Term Loans shall be payable in accordance with the terms set forth on separate promissory notes of Borrower to be delivered on or prior to Closing Date, each in form and substance satisfactory to FINOVA in its sole discretion.


================================================================================
LETTERS OF CREDIT (SECTION 2.4):

                           The aggregate face amount of all outstanding Letters of Credit from time to time shall not exceed $1,000,000, and shall be reserved against the availability of Revolving Credit Loans pursuant to
                           Section 2.4 hereof. The L/C Fee shall equal 1.85% per annum of the aggregate face amount of each Letter of Credit outstanding from time to time during the term of this Agreement plus applicable issuing bank charges. The L/C Fee shall be deemed to be fully earned upon the issuance of each Letter of Credit and shall be due and payable on the first Business Day of each month following a month during which any Letter of Credit is outstanding.

================================================================================
INTEREST AND FEES (SECTION 2.6):

                           Revolving  Interest  Rate.  Borrower shall pay FINOVA
                           interest on the daily outstanding balance of Borrower's Revolving Credit Loans at a per annum rate equal to the rate of interest announced publicly by Citibank, N.A., (or any successor thereto), from time to time as its "prime rate" (the "Prime Rate") which may not be such institution's lowest rate plus 1.0% per annum. The interest rate chargeable hereunder in respect of the Revolving Credit Loans (herein, the "Revolving Interest Rate" shall be increased or decreased, as the case may be, without notice or demand of any kind, upon the announcement of any change in the Prime Rate. Each change in the Prime Rate shall be effective hereunder on the first day following the announcement of such change. Interest charges and all other fees and charges herein shall be computed on the basis of a year of 360 days and actual days elapsed and shall be payable to FINOVA in arrears on the first day of each month.

                           FINOVA will reduce the Revolving Interest Rate to the Prime Rate plus .5% per annum, subject to the following conditions:

                           (i) the Facility Fee payable to FINOVA and the Brokerage Fee (as such term is defined below) payable to First Capital Advisors shall have been paid in full;

                           (ii) after giving effect to the payment of all fees in clause (i) Borrower shall have maintained Excess Availability of at least $500,000 for three (3) consecutive months;

                           (iii) Borrower shall have delivered to FINOVA a certificate as to the satisfaction of the conditions set forth in clauses (i) and (ii) and all Financial Covenants described below; and

                           (iv) no Event of Default shall exist.

                           Term Interest Rate.

                           (a) Borrower shall pay FINOVA interest on the daily outstanding balance of Term Loan A and Term Loan B at a per annum rate equal to the Prime Rate plus 3/4% per annum.

                           (b) Borrower shall pay FINOVA interest on the daily outstanding balance of Term Loan C at a per annum rate equal to the Prime Rate plus 3.0% per annum.

                           Collateral Monitoring Fee. At the closing of this transaction and on the first day of each calendar month thereafter, Borrower shall pay FINOVA a collateral monitoring fee of $1,500 per month ("Collateral Monitoring Fee"); provided however, that Borrower agrees and acknowledges that each Loan Year a full year's fee shall be deemed earned at the beginning of the respective Loan Year.

                           Facility Fee. Borrower shall pay to FINOVA a facility fee of $90,000 ("Facility Fee"). $20,000 of such fee has been paid by Borrower. The balance of the Facility Fee shall be due and payable by the Borrower in twelve (12) equal monthly installments commencing on the Closing Date and the first day of each of the eleven (11) months thereafter.

                           Annual Renewal Fee. On the first anniversary of the date of this Agreement, and on each subsequent anniversary of said date, if this Agreement is in effect, Borrower shall pay FINOVA a renewal fee in an amount equal to .125% of the Total Facility ("Annual Renewal Fee"), which shall be deemed fully earned on the date due and shall be non-refundable.

                           Unused Line Fee. During the term of this Agreement, Borrower shall unconditionally pay to FINOVA a fee equal to .375% per annum of the amount equal to the Revolving Credit Limit, less the average daily outstanding balance of the Revolving Credit Loans on a monthly basis commencing the first month after the Closing Date, less the aggregate face amount of all Letters of Credit outstanding from time to time during the term of this Agreement ("Unused Line Fee").

                           Examination Fee. Borrower agrees to pay to FINOVA an examination fee in the amount of $600 per person per day in connection with each audit or examination of Borrower performed by FINOVA prior to or after the date hereof, plus all costs and expenses incurred in connection therewith (the "Examination Fee"). Without limiting the generality of the foregoing, Borrower shall pay to FINOVA an initial Examination Fee in an amount equal to $600 per person per day, plus all costs and expenses incurred in connection therewith. Such initial Examination Fee shall be deemed fully earned at the time of payment and due and payable upon the closing of this transaction, and shall be deducted from any good faith deposit paid by Borrower to FINOVA prior to the date of this Agreement.


================================================================================
NOTIFICATION OF CLOSING (SECTION 2.13):

                           The amount for purposes of Section 2.13 shall be $6,417,562.51.


================================================================================
CONDITIONS OF CLOSING (SECTION 4.1):

                           The obligation of FINOVA to make the initial advance hereunder or to issue or arrange for the issuance of the initial Letter of Credit hereunder is subject to the fulfillment, to the satisfaction of FINOVA and its counsel, of each of the following conditions, in addition to the conditions set forth in Sections 4.1 and 4.2 above:

                           (a) Minimum Excess Availability (Section 4.1(c)). Not less than $350,000 plus the aggregate amount of all accounts payable of Borrower which are outstanding more than 60 days from invoice date.

                           (b) Landlord Waivers (Section 4.1(k)). Borrower shall deliver to FINOVA landlord waivers from any landlord which owns any premises at which FINOVA's collateral may be located, in form and substance satisfactory to FINOVA. In the event that any of such landlord waivers are not executed and delivered to FINOVA prior to the Closing Date, FINOVA shall establish and maintain a reserve against Eligible Inventory equal to three (3) months of lease payments for any and all locations for which landlord waivers have not been delivered. In the event that any of such landlord waivers are executed and delivered to FINOVA after the Closing Date, FINOVA shall release any reserves against Eligible Inventory established and maintained with respect to locations for which landlord waivers have been delivered. Notwithstanding the foregoing,

                           Borrower shall deliver to FINOVA a landlord waiver from the landlord of the site located at 3847 East Loop 820 South, Fort Worth, Texas 76119 prior to the Closing Date.

                           (c) No Material Adverse Change (Section 4.1)). No material adverse change has occurred in the Borrower's business, operations, financial condition, or assets or in the prospect of repayment of the Obligations since September 30, 1997.

                           (d) Subordinated  Debt.  Borrower shall have received
                           $1,000,000   from   Subordinating   Creditor  as  the
                           proceeds of the Subordinated Debt.

                           (e) Support Agreements. Wray Thompson and Ronald C. Morgan shall each have delivered a Support Agreement in favor of FINOVA, and in form and substance satisfactory to FINOVA.

                           (f) Physical Inventory. Results of the Borrower's physical inventory taken at the close of the accounting period ended September 30, 1997 shall be reviewed by and found satisfactory to FINOVA prior to the Closing Date.

                           (g) Transaction Costs (Section 4.1(aa)). Not to exceed $
                                        ----------------------
                           Borrower shall cause the conditions precedent set forth in Section 4.1 of this Agreement and set forth above in this Schedule to be satisfied, and shall provide evidence to FINOVA that all such conditions precedent have been satisfied, on or before November 21, 1997



================================================================================
BORROWER INFORMATION:

     Borrower's State of Incorporation (Section 5.1): See Exhibit A attached hereto.

     Borrower's copyrights, patents, trademarks, and licenses (Section 5.5): See Exhibit B attached hereto.

     Prior Corporate/Fictitious Names (Section 5.2): See Exhibit C attached hereto. Fictitious Names: See Exhibit D attached hereto.

     Borrower Locations (Section 5.16): See Exhibit E attached hereto.

     Borrower's Federal Tax Identification Number (Section 5.16): See Exhibit F attached hereto.

================================================================================
FINANCIAL COVENANTS (SECTION 6.1.13):

                                    Borrower   shall  comply  with  all  of  the
                                    following  covenants.  Compliance  shall  be
                                    determined  as of the end of each  month  or
                                    quarter (as determined by FINOVA in its sole
                                    discretion),     except     as     otherwise
                                    specifically provided below:

         EBITDA. Borrower shall maintain Earnings Before Interest, Taxes, Depreciation and Amortization of not less than (i) Nine Hundred Thousand and No/100 Dollars ($900,000) for the first six month period of each Loan Year and (ii) One Million Fifty Thousand and No/100 Dollars ($1,050,000) for the second six month period of each Loan Year.

         Senior Debt Service
         Coverage Ratio. As of  the last day  of each  calendar  quarter  ended
                                    March  31,  June  30,  September   30  or
                                    December 31, Borrower's Operating Cash Flow/
                                    Actual for the consecutive 12-month period ending as of such last day must be at least
                                    1.35  times  the  amount  necessary  to meet
                                    Borrower's Senior Contractual Debt Service for such 12-month period; provided however, that, with respect to the calculations set forth herein for the period from January 1, 1998 through December 31, 1998, Borrower's Operating Cash Flow/Actual and Senior Contractual Debt Service shall be determined beginning as of January 1, 1998 (the "Start Date")* and be measured as follows: w) the time period from the Start Date through March 31, 1998, shall be for such amounts for such period, (x) the time period from the Start Date through June 30, 1998, shall be for such amounts for such period,
                                    (y) the time period from the Start Date through September 30, 1998, shall be for such amounts for such period, and (z) the time period from the Start Date through December 31, 1998, shall be for such amounts for such period; and, provided further, that all such determinations shall be made on a consolidated basis.


         Total Debt Service
         Coverage Ratio.  As of  the last day  of each  calendar  quarter  ended
                                    March 31, June  30, September 30 or December
                                    31, Borrower's  Operating  Cash  Flow/Actual
                                    for the  consecutive 12-month period  ending
                                    as of such  last day  must be at least  1.10
                                    times  the  amount  necessary  to  meet
                                    Borrower's Total Contractual Debt Service for such 12-month period; provided however, that, with respect to the calculations set forth herein for the period from January 1, 1998, through December 31, 1998, Borrower's Operating Cash Flow/Actual and Total Contractual Debt Service shall be determined beginning as of the Start Date and be measured as follows: (w)the time period from the Start Date through March 31, 1998, shall

--------------------------
* NOTE: The definition of Start Date should be modified to correspond with the relevant fiscal quarter in which the closing occurs.

                                    be for such amounts for such period,(x) the time period from the Start Date through June 30, 1998, shall be for such amounts for such period, (y) the time period from the Start Date through September 30, 1998, shall be for such amounts for such period and (z) the time period from the Start Date through December 31, 1998 shall be for such amounts for such period; and, provided further, that all such determinations shall be made on a consolidated basis.



================================================================================


NEGATIVE COVENANTS (SECTION 6.2):

         Employee Advances:                 Borrower  shall not make any loans or  advances to  employees  except in the ordinary  course of business and  consistent  with past practices of
                                            Borrower in an  aggregate  amount not  exceeding  at any time  $500,000, which  amount  includes  existing  loans  in  the  aggregate  amount  of
                                            approximately   $269,305  made  to  employees  in  connection  with  the
                                            acquisition    of   securities   of   Borrower   by   such    employees.
                                            Notwithstanding  the foregoing,  Borrower shall not make advances to any store  manager  in an  aggregate  amount  not to exceed 50% of the bonus compensation  earned to date or through the current period by such store manager.

         Capital Expenditures:              Borrower  shall  not make or incur any  Capital  Expenditure  if,  after giving effect thereto,  the aggregate amount of all Capital Expenditures by  Borrower:  (i)  would  exceed  $600,000  for the 1998  fiscal  year, provided  that,  (a)  Borrower  shall not make any Capital  Expenditures during such fiscal year in connection  with the  acquisition of computer systems in an  aggregate  amount in excess of $350,000  and (b) Borrower shall not make or incur  any  other  Capital  Expenditures  during  such fiscal  year in the  aggregate  amount in excess of  $250,000,  and (ii)
                                            would exceed $300,000 for the 1999 fiscal year.

         Compensation:                      Borrower  shall  not  pay  total   compensation,   including   salaries,
                                            withdrawals,  fees,  bonuses,  commissions,  drawing  accounts and other payments, whether directly or indirectly, in money or otherwise,  during any of the  1997,  1998  or  1999  fiscal  years,  to all of  Borrower's executives,  officers  and  directors  (or any  relative  thereof) in an amount in excess of 115% of such total  compensation  paid in the fiscal year immediately preceding such fiscal year.

         Indebtedness:                      Borrower  shall  not  create,  incur,  assume  or  permit  to exist  any
                                            Indebtedness  (including Indebtedness in connection with Capital Leases)
                                            in  excess  of  $150,000  other  than (i) the  Obligations,  (ii)  trade


                                       7




                                            payables and other  contractual  obligations  to suppliers and customers incurred in the ordinary  course of business,  (iii) other  Indebtedness existing  on the date of this  Agreement  and  reflected  in  Exhibit  G attached  hereto  (other  than  Indebtedness  paid  on the  date of this
                                            Agreement  from proceeds of the initial  advances  hereunder),  (iv) the
                                            Subordinated  Debt and (v) any Indebtedness  incurred in connection with the acquisition of the computer system.



================================================================================
REPORTING REQUIREMENTS (SECTION 9.1):

         1. Borrower shall provide FINOVA with monthly agings aged by invoice date and reconciliations of Receivables within fifteen
                  (15) days after the end of each month.

         2. Borrower shall provide FINOVA with monthly accounts payable agings aged by invoice date, outstanding or held check registers and inventory certificates within fifteen (15) days after the end of each month.

         3. Borrower shall provide FINOVA with monthly inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with GAAP) or such other inventory reports as are reasonably requested by FINOVA, all within twenty (20) days (fifteen (15) days, after the installation of a computerized perpetual inventory system) after the end of each month.

         4. Borrower shall provide FINOVA with monthly unaudited financial statements within thirty (30) days after the end of each month.

         5. Borrower shall provide FINOVA with audited consolidated and consolidating fiscal financial statements within ninety (90) days after the end of each fiscal year, as more specifically described in Section 9.1(b) hereof, and with an opinion issued by a Certified Public Accountant which is acceptable to FINOVA.

         6. Borrower shall provide FINOVA with annual operating budgets (including income statements, balance sheets and cash flow statements, by month) for the upcoming fiscal year of Borrower within thirty (30) days prior to the end of each fiscal year of Borrower.

         7. Borrower's balance sheets for purposes of the definition of Prepared Financials shall be as of December 31, 1997.



================================================================================
TERM (SECTION 9.2):

                  The term of this Agreement shall be two (2) years from the date hereof (the "Term"), unless earlier terminated as provided in Section 7 or 9.2 above or elsewhere in this Agreement.

================================================================================
TERMINATION FEE (SECTION 9.2):

                  (A) Revolving Credit Loans Facility. The Termination Fee applicable to the Revolving Credit Loans facility provided for in Section 9.2(d) shall be an amount equal to the following percentage of Revolving Credit Limit:

                  (i) three percent (3%), if such early termination occurs on or prior to the first anniversary of the date of this Agreement; and

                  (ii) three percent (3%), if such early termination occurs on or prior to the second anniversary of the date of this Agreement.


                  (B) Term Loans. The Termination Fee applicable to the Term Loans provided for in Section 9.2(d) shall be equal to:

                  (i)  three  percent  (3%)  of  the  amount   prepaid  if  such
                  prepayment is made during the Loan Year beginning on the Closing Date; and

                  (ii) three percent (3%) of the amount prepaid if such prepayment is made during the Loan Year beginning on the first anniversary of the Closing Date.

                  Notwithstanding the foregoing, the Termination Fee shall not apply to Term Loan B, provided the real property owned by Borrower located in Tampa, Florida is sold by Borrower in accordance with the provisions of Section 6.2.18 of this Agreement prior to December 31, 1997.



================================================================================
DISBURSEMENT (SECTION 9.11):

                  Unless and until Borrower otherwise directs FINOVA in writing, all loans shall be wired to Borrower's following operating account:

                  NationsBank of Texas N.A.
                  Fort Worth, Texas
                  ABA Number: 111000025

                  For Credit to:
                  NationsBank, Texas
                  Fort Worth Commercial Banking

                  Further Credit to:
                  The Leather Factory, Inc.
                  Account Number 5050347716


================================================================================
ADDITIONAL PROVISIONS:

                  1. Excess Cash Flow Prepayments. Within sixty (60) days following receipt by FINOVA of Borrower's annual audited financial statements, commencing with such financial statements for Borrower's fiscal year ending December 31, 1997, FINOVA may deliver a notice to Borrower requiring Borrower to prepay Term Loan C in an amount up to fifty percent (50%) of Borrower's Excess Cash Flow for such year. Any prepayments required under this section are strictly at the sole option of FINOVA, and are payable within thirty (30) days following the date of demand by FINOVA. Each such prepayment shall be applied to the remaining principal installments due under Term Loan C in the inverse order of their respective maturities.

                  --------------------------------------------------------------
                  No Termination Fee or other form of prepayment premium shall be applied to any payments made under this section.

                  2.  Brokerage Fee.  Notwithstanding  the provisions in Section
                  2.6 of this Agreement, fees payable to First Capital Advisors ("Brokerage Fee") shall be due and payable in twelve (12) equal monthly installments commencing on the Closing Date and continuing on the first day of each of the eleven (11) months thereafter. Borrower shall indemnify and hold FINOVA harmless against any and all claims from First Capital Advisors in connection with the Brokerage Fee.

                  3. Audit or Examination. Audit or examination of Borrower performed by FINOVA prior to or after the date hereof shall be limited to no more than once per month, provided however, notwithstanding the foregoing, if any Event of Default exists and is continuing, audit or examination of Borrower by FINOVA shall not be subject to such limitation.



================================================================================

                                    BORROWERS:

                                    THE  LEATHER   FACTORY,   INC.,  a  Delaware
                                    corporation,  Fed ID Tax No. 75-2543540, THE
                                    LEATHER FACTORY,  INC., a Texas corporation,
                                    Fed  ID  Tax  No.  75-1721123,  THE  LEATHER
                                    FACTORY,  INC., an Arizona corporation,  Fed
                                    ID Tax No.  86-0540648,  HI-LINE  LEATHER  &
                                    MANUFACTURING    COMPANY,    a    California
                                    corporation,  Fed ID Tax No. 94-1122115, and
                                    ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation, Fed ID Tax No. 13-2682601

                                    By:     /s/ Fred N. Howell
                                            ----------------------------
                                            Fred N. Howell
                                            Chief Financial Officer


                                    LENDER:

                                    FINOVA CAPITAL CORPORATION


                                    By:    /s/ John Sorber
                                           -----------------------------
                                               John Sorber
                                               Vice President

STATE OF   TEXAS                    )
                                    )       SS.
COUNTY OF  TARRANT                  )


     On this 19th day of November , 1997, before me, a Notary Public in and for the State of TEXAS , in the County aforesaid, personally appeared Fred N. Howell, to me known to be Chief Financial Officer of THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation and ROBERT, CUSHMAN & COMPANY, INC., a New York corporation that executed the foregoing instrument, and upon oath did depose that he the Chief Financial Officer of such corporations, that the signature to said instrument was made by the Chief Financial Officer of said corporations as indicated after said signature, and that the corporations executed the said instrument freely and voluntarily for the uses and purposes therein mentioned.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                                           /S/ Barbara Marvin
                            ----------------------------------------------
                            NOTARY PUBLIC in and for said State and County

                            My commission expires:     10-16-2001















Schedule to Loan and Security Agreement

                          FINOVA CAPITAL CORPORATION &
                            THE LEATHER FACTORY, INC.
                           Loan and Security Agreement

                                    Exhibit A
                        Borrower's State of Incorporation


                   Exact Corporate Name                           Jurisdiction
                   --------------------                           ------------
     The Leather Factory, Inc. (a Delaware Corporation)             Delaware
     The Leather Factory, Inc. (a Texas Corporation)                  Texas
     The Leather Factory, Inc. (an Arizona Corporation)              Arizona
     Hi-Line Leather & Manufacturing Company                       California
     Roberts, Cushman & Company, Inc.                               New York

                          FINOVA CAPITAL CORPORATION &
                           THE LEATHER FACTORY, INC.
                          Loan and Security Agreement




                                    Exhibit B
            Borrower's Copyrights, Patents, Trademarks, and Licenses


     Item A. Copyrights -- See Attachment 1 to the Copyright  Security Agreement
                           attached.

     Item B.  Patents  -- See  Attachment  1 to the  Patent  Security  Agreement
                          attached.

     Item C. Trademarks & Licenses -- See Attachment 1 to the Trademark Security
                                      Agreement attached.

                          FINOVA CAPITAL CORPORATION &
                           THE LEATHER FACTORY, INC.
                          Loan and Security Agreement

                                    Exhibit C
                        Prior Corporate/Fictitious Names
                        --------------------------------

                         Durr Leather Company, Inc.
                         Taurus Leather, Inc.
                         Midas Leathercraft Tool Co., Inc.
                         National Transfer & Register Corp.
                              Drake Leather Company




                                    Exhibit D

                            Current Fictitious Names
                            ------------------------

                       The Leather Factory
                       Royal Crown Custom Leathers
                       Midas Leathercraft Tool Company
                       The Leather Warehouse
                       Gulf Coast Leather
                       American Leather Company
                       Tejas Lace
                       Midas Metals
                       Jon Thompson Sales

                          FINOVA CAPITAL CORPORATION &
                           THE LEATHER FACTORY, INC.
                          Loan and Security Agreement



                                    Exhibit E
                              Borrower's Locations

 Unit #           Location              Unit #                Location
 ------           --------              ------                --------
  1     The Leather Factory, Inc.        13     The Leather Factory, Inc.
        3101 Williams Street                    American Leather Company
        Chattanooga, TN  37409                  1214 W. Cass St.
                                                Tampa, FL  33601
  2     The Leather Factory, Inc.
        10685 E. 51st Ave. #2            14     The Leather Factory, Inc.
        Denver, CO  80239                       5710 Mobud St.
                                                San Antonio, TX  78268
  3     The Leather Factory, Inc.
        1818 N. Cameron St.              15     The Leather Factory, Inc.
        Harrisburg, PA  17110                   4683 Morse Centre Dr.
                                                Columbus, OH  43229
  4     The Leather Factory, Inc.
        3847 East Loop 820 South         16     The Leather Factory, Inc.
        Fort Worth, Texas  76119                435-E Henry Brennan Dr.
                                                El Paso, TX  79926
  5     The Leather Factory, Inc.
        2750 N. Clovis Ave.              17     The Leather Factory, Inc.
        Fresno, CA  93747                       Hi-Line Leather & Mfg., Inc.
                                                919 International Blvd.
  6     The Leather Factory, Inc.               Oakland, CA  94606
        5041 N.E. 14th Street
        Des Moines, IA  50316            18     The Leather Factory, Inc.
                                                The Leather Warehouse
  7     The Leather Factory, Inc.               3134 S. Division Ave.
        425 North 19th Ave.                     Grand Rapids, MI  49548
        Phoenix, Arizona  85009
                                         19     The Leather Factory, Inc.
  8     The Leather Factory, Inc.               2435 W. Pawnee
        2341 E. Kearney                         Wichita, KS  67213
        Springfield, MO  65803
                                         20     The Leather Factory, Inc.
  9     The Leather Factory, Inc.               Gulf Coast Leather
        28 West Boone Ave.                      5617 Crawford Street
        Spokane, WA  99201                      New Orleans, LA  70123

  10    The Leather Factory, Inc.        22     The Leather Factory, Inc.
        2491 Candelaria N.E.                    2526 S. Tryon St.
        Albuquerque, NM  87190                  Charlotte, NC  28234

  11    The Leather Factory, Inc.        50     Roberts, Cushman & Company, Inc.
        2331 S. State Street                    119 West 24th Street
        Salt Lake City, UT  84165               New York, NY  10011

  12    The Leather Factory, Inc.        70     The Leather Factory of Canada,
                                                Ltd.
        1376-A Maine Ave.                       104 King Edward St. E.
        Baldwin Park, CA  91706                 Winnipeg, MB  R3HON8
                                                CANADA

                        Company's Chief Executive Offices
                            The Leather Factory, Inc.
                            3847 East Loop 820 South
                             Fort Worth, Texas 76119

                          FINOVA CAPITAL CORPORATION &
                            THE LEATHER FACTORY, INC.
                           Loan and Security Agreement


                                    Exhibit F
                  Borrower's Federal Tax Identification Numbers



                        Exact Corporate Name                      Federal EIN
                        --------------------                      -----------
        The Leather Factory, Inc. (a Delaware Corporation)         75-2543540
        The Leather Factory, Inc. (a Texas Corporation)            75-1721123
        The Leather Factory, Inc. (an Arizona Corporation)         86-0540648
        Hi-Line Leather & Manufacturing Company                    94-1122115
        Roberts, Cushman & Company, Inc.                           13-2682601

                          FINOVA CAPITAL CORPORATION &
                           THE LEATHER FACTORY, INC.
                          Loan and Security Agreement





                                    Exhibit G
            Other Indebtedness existing on the date of this Agreement


                                                                               Principal Balance
                                                                               -----------------
Item A.        Dick Hill Note (Subordinated debt acquired in the purchase of            $21,659.59
               The Leather Warehouse assets) (See attached Amortization
               Schedule)

Item B.        A.C. Financial Corp. Capital Lease (Lease #16-200-0001,                  $64,040.64
               Schedule #16-0001-A) (Computer System Lease) (See attached
               Amortization Schedule)

Item C.        A.C. Financial Corp. Capital Lease (Lease #16-200-0001,                  $29,788.89
               Schedule #16-0001-C) (Computer System Lease) (See attached
               Amortization Schedule)



                          FINOVA CAPITAL CORPORATION &
                           THE LEATHER FACTORY, INC.
                          Loan and Security Agreement

                                    Exhibit H

                              Equity Interest Liens

1. The lien created by the plege of shares pursuant to this agreement to FINOVA Capital Corporation.

2. The lien created by the plege of shares pursuant to the subordinated note to the Schlinger Foundation.


                                              Registration Statements
                                              -----------------------
 Form                                                                     Commission        Date Filed or
Number                                     Description                    File Number      Effective Date
------                                     -----------                    -----------      --------------
    10-SB        General Form of Registration of Securities of Small        0-22128            07/22/93
                                  Business Issuers
                                  Amendement No. 1                                             09/07/93
                                  Amendement No. 2                                             09/23/93
                                  Amendement No. 3                                             09/30/93

     S-8                       1993 Stock Option Plan                      33-69214            09/23/93
                                  Amendement No. 1                                             05/08/94

     S-8                              ESOP Plan                            33-81214            07/05/94

     SB-2                      Registration Statement                      33-81132            07/05/94
                                   Amendment No. 1                                             07/21/94
                           Post Effective Amendment No. 1                                      04/04/95
                           Post Effective Amendment No. 2                                      06/28/96

     S-8                       1995 Stock Option Plans                     333-07147           06/28/96

     8-A         Emerging Company Market Place of the American Stock        1-12368            09/24/93
                                  Exchange Listing

     8-A               American Stock Exchange Primary Listing              1-12368            12/27/93

     8-B            American Stock Exchange Substitute Listing of           1-12368            08/15/94
                             Delaware Corporation Shares


                                   EXHIBIT 4.2

                                 REVOLVING NOTE


$7,000,000.00                                                   Phoenix, Arizona
                                                               November 21, 1997

     FOR VALUE RECEIVED, THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, and ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation (hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), jointly and severally, hereby promise to pay to the order of FINOVA CAPITAL
CORPORATION, a Delaware corporation ("FINOVA"), at its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as the holder hereof from time to time may designate in writing, the principal sum of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00), plus interest thereon as set forth below and any other charges applicable thereto, in accordance with the applicable provisions of that certain Loan and Security Agreement of even date herewith among FINOVA and Borrowers (such Loan and Security Agreement, as the same may be amended, modified, supplemented or restated from time to time, hereinafter is referred to as the "Loan Agreement"), the provisions of which are incorporated herein by this reference. This Revolving Note (this "Note") is delivered by Borrowers to FINOVA to evidence the Revolving Credit Loans (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement).

1.0  Rate and Payment of Interest; Scheduled Principal Payments; Prepayment.

     1.1 The principal balance of this Note shall bear interest at the applicable per annum rate set forth in the Loan Agreement. Accrued and unpaid interest on this Note shall be payable monthly in arrears on the first day of each month, beginning December 1, 1997. Interest shall be calculated in the manner and upon the terms and conditions set forth in the Loan Agreement.

     1.2 The unpaid principal balance of this Note shall be payable in accordance with the terms of the Loan Agreement.

     1.3 Prepayment may be made under this Note in whole but not in part, subject to the provisions of Section 9.2(d) of the Loan Agreement. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrowers, by FINOVA or by any other person at any time, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon, the full amount of the applicable Termination Fee and all other sums which then are due and payable pursuant to the Loan Agreement, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

     1.4 All payments to be made by Borrowers pursuant to this Note shall be made in accordance with the instructions therefor set forth in the Loan Agreement. Payment shall not be deemed to have been received by FINOVA until FINOVA is in receipt of United States Dollars available in collected funds to FINOVA at or before 12:00 p.m. Los Angeles time on a Business Day.

2.0  Events of Defaults; Remedies.

     2.1 Subject to the provisions of the Loan Agreement, at the election of the holder hereof, upon the occurrence of an Event of Default, without further notice or demand, the principal balance of this Note, all accrued and unpaid interest thereon and the Termination Fee, shall be and become immediately due and payable in full. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default, and such failure shall not be deemed to establish a custom or course of dealing or performance among Borrowers and FINOVA.

     2.2 Upon the occurrence of an Event of Default, FINOVA may enforce its rights and remedies under the Loan Documents in accordance with their terms and may exercise all rights and remedies available to it under applicable law, by virtue of statute or otherwise, including without limitation all rights and remedies available under the Uniform Commercial Code or other laws of Arizona.

     2.3 The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.0  General Provisions.

     3.1 Each Borrower warrants and represents to FINOVA that such Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

     3.2 This Note is secured by the Collateral described in the Loan Agreement.

     3.3 Each Borrower waives presentment for payment, demand and protest, notice of protest, demand, dishonor and nonpayment of this Note and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by the Loan Agreement, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

     3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrowers, jointly and severally, further promise to pay all costs of collection, foreclosure fees, attorneys fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

     3.5 The contracted for rate of interest of the Loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of this
Note in accordance with the provisions of this Note; (ii) interest after an Event of Default, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Each Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, Termination Fees, Minimum Interest Charges, other charges, goods, things in action or any other sums or things of value paid or payable by Borrowers (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrowers as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

     3.6 It is the intent of the parties to comply with the usury law of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the Maximum Interest Rate, then in any such event (i) the provisions of this paragraph shall govern and control, (ii) neither any

Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in the excess of the Maximum Interest Rate, (iii) any such excess which may have been collected shall be either applied as a credit against the then outstanding principal amount hereof or refunded to Borrowers, at FINOVA's option, and (iv) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable
Usury Law, all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrowers or otherwise in connection with such loan, and in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Each Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

     3.7 FINOVA may at any time transfer this Note and FINOVA's rights in any or all collateral securing this Note, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

     3.8 Each Borrower expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of Borrower hereunder or any guarantor hereof.

     3.9 This Note may not be changed or amended orally, but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

     3.10 This Note shall be binding upon Borrowers and their legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provision of this Note.

     3.11 Time for the  performance of the  obligations of Borrowers  under this
Note is of the essence of this Note.

     THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. EACH BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON SUCH BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO SUCH BORROWER AT THE ADDRESS SET FORTH BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH BORROWER'S ADDRESS; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT SUCH BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN
INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE

CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.




                [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first written above.


                    THE LEATHER FACTORY, INC., a Delaware corporation, Fed ID Tax No. 75-2543540,
                    THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, Fed ID Tax No. 75-1721123,
                    THE LEATHER FACTORY, INC., an Arizona corporation, Fed ID Tax No. 86-0540648,
                    HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, Fed ID Tax No.: 94-1122115,
                    ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation, Fed ID Tax No. 13-2682601


                    By:      /s/ Fred N. Howell
                       ---------------------------------------------------------
                             Fred N. Howell
                             Chief Financial Officer

                    Borrowers' Address:
                    3847 East Loop 820 South
                    Fort Worth, Texas 76119















Revolving Note

                                   EXHIBIT 4.3

                                TERM LOAN A NOTE


$400,000                                                        Phoenix, Arizona
                                                               November 21, 1997

     FOR VALUE RECEIVED, THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, and ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation (hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), jointly and severally, hereby promise to pay to the order of FINOVA CAPITAL
CORPORATION, a Delaware corporation ("FINOVA"), at its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as the holder hereof from time to time may designate in writing, the principal sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000), plus interest thereon as set forth below and any other charges applicable thereto, in accordance with the applicable provisions of that certain Loan and Security Agreement of even date herewith among FINOVA and Borrowers (such Loan and Security Agreement, as the same may be amended, modified, supplemented or restated from time to time, hereinafter is referred to as the "Loan Agreement"), the provisions of which are incorporated herein by this reference. This Term Loan A Note (this "Note") is delivered by Borrowers to FINOVA to evidence Term Loan A (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement).

1.0  Rate and Payment of Interest; Scheduled Principal Payments; Prepayment.

     1.1 The principal balance of this Note shall bear interest at the applicable per annum rate set forth in the Loan Agreement. Accrued and unpaid interest on this Note shall be payable monthly in arrears on the first day of each month, beginning December 1, 1997. Interest shall be calculated in the manner and upon the terms and conditions set forth in the Loan Agreement.

     1.2 The unpaid principal balance of this Note shall be payable as follows:

                    a. Twenty-three (23) successive monthly  installments,  each in the principal amount of Six Thousand Six Hundred Sixty-Six Dollars and 67/100 ($6,666.67), shall be payable on the first day of each month, beginning January 1, 1998, and continuing through and including November 1, 1999; and

                    b. A final monthly  installment  in the principal  amount of
               Two Hundred Forty-Six Thousand Six Hundred Sixty-Six Dollars and 59/100 ($246,666.59) shall be payable on the first day of December, 1999.


Concurrently with the making of such final monthly installment, Borrowers shall pay to FINOVA all other sums which then are due and payable pursuant to the Loan Agreement.

     1.3 Prepayment may be made under this Note in whole but not in part, subject to the provisions of Section 9.2(d) of the Loan Agreement. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrowers, by FINOVA or by any other person at any time, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon, the full amount of the applicable Termination Fee and all other sums which then are due and payable pursuant to the Loan Agreement, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

     1.4 All payments to be made by Borrowers pursuant to this Note shall be made in accordance with the instructions therefor set forth in the Loan

Agreement. Payment shall not be deemed to have been received by FINOVA until FINOVA is in receipt of United States Dollars available in collected funds to FINOVA at or before 12:00 p.m. Los Angeles time on a Business Day.

2.0  Events of Defaults; Remedies.

     2.1 Subject to the provisions of the Loan Agreement, at the election of the holder hereof, upon the occurrence of an Event of Default, without further notice or demand, the principal balance of this Note, all accrued and unpaid interest thereon and the Termination Fee, shall be and become immediately due and payable in full. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default, and such failure shall not be deemed to establish a custom or course of dealing or performance among Borrowers and FINOVA.

     2.2 Upon the occurrence of an Event of Default, FINOVA may enforce its rights and remedies under the Loan Documents in accordance with their terms and may exercise all rights and remedies available to it under applicable law, by virtue of statute or otherwise, including without limitation all rights and remedies available under the Uniform Commercial Code or other laws of Arizona.

     2.3 The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.0  General Provisions.

     3.1 Each Borrower warrants and represents to FINOVA that such Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

     3.2 This Note is secured by the Collateral described in the Loan Agreement.

     3.3 Each Borrower waives presentment for payment, demand and protest, notice of protest, demand, dishonor and nonpayment of this Note and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by the Loan Agreement, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

     3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrowers, jointly and severally, further promise to pay all costs of collection, foreclosure fees, attorneys fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

     3.5 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of this
Note in accordance with the provisions of this Note; (ii) interest after an Event of Default, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Each Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, Termination Fees, Minimum Interest Charges, other charges, goods, things in action or any other sums or things of value paid or payable by Borrowers (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrowers as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

     3.6 It is the intent of the parties to comply with the usury law of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the Maximum Interest Rate, then in any such event (i) the provisions of this paragraph shall govern and control, (ii) neither any Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in the excess of the Maximum Interest Rate, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrowers, at FINOVA's option, and
(iv) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law, all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrowers or otherwise in connection with such loan, and in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Each Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

     3.7 FINOVA may at any time transfer this Note and FINOVA's rights in any or all collateral securing this Note, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

     3.8 Each Borrower expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of such Borrower hereunder or any guarantor hereof.

     3.9 This Note may not be changed or amended orally, but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

     3.10 This Note shall be binding upon Borrowers and their legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provision of this Note.

     3.11 Time for the  performance of the  obligations of Borrowers  under this
Note is of the essence of this Note.

     THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. EACH BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON SUCH BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO SUCH BORROWER AT THE ADDRESS SET FORTH BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH BORROWER'S ADDRESS; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT SUCH BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN
INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ANY BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.




                [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, Borrowers have executed this Note as of the day and year first written above.

                    THE LEATHER FACTORY, INC., a Delaware corporation, Fed ID Tax No. 75-2543540,
                    THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft
                    Tool Company, a Texas corporation, Fed ID Tax No. 75-1721123, THE LEATHER FACTORY, INC., an Arizona corporation, Fed ID Tax No. 86-0540648,
                    HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, Fed ID Tax No.: 94-1122115,
                    ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation, Fed ID Tax No. 13-2682601


                    By:      /s/ Fred N. Howell
                        -----------------------------
                             Fred N. Howell
                             Chief Financial Officer

                    Borrowers' Address:
                    3847 East Loop 820 South
                    Fort Worth, Texas 76119
















Term Loan A Note

                                   EXHIBIT 4.4

                                TERM LOAN B NOTE


$236,000                                                        Phoenix, Arizona
                                                               November 21, 1997

     FOR VALUE RECEIVED, THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, and ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation (hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), jointly and severally, hereby promise to pay to the order of FINOVA CAPITAL
CORPORATION, a Delaware corporation ("FINOVA"), at its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as the holder hereof from time to time may designate in writing, the principal sum of TWO HUNDRED THIRTY-SIX THOUSAND AND NO/100 DOLLARS ($236,000), plus interest thereon as set forth below and any other charges applicable thereto, in accordance with the applicable provisions of that certain Loan and Security Agreement of even date herewith among FINOVA and Borrowers (such Loan and Security Agreement, as the same may be amended, modified, supplemented or restated from time to time, hereinafter is referred to as the "Loan Agreement"), the provisions of which are incorporated herein by this reference. This Term Loan B Note (this "Note") is delivered by Borrowers to FINOVA to evidence Term Loan B (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement).

1.0  Rate and Payment of Interest; Scheduled Principal Payments; Prepayment.

     1.1 The principal balance of this Note shall bear interest at the applicable per annum rate set forth in the Loan Agreement. Accrued and unpaid interest on this Note shall be payable monthly in arrears on the first day of each month, beginning December 1, 1997. Interest shall be calculated in the manner and upon the terms and conditions set forth in the Loan Agreement.

     1.2 The unpaid principal balance of this Note shall be payable as follows:

          a. Twenty-three (23) successive monthly installments, each in the principal amount of Two Thousand Eight Hundred Nine and 52/100 Dollars ($2,809.52), shall be payable on the first day of each month, beginning January 1, 1998, and continuing through and including November 1, 1999; and

          b. A final monthly  installment in the principal amount of One Hundred
     Seventy-One   Thousand   Three   Hundred   Eighty-One   and  4/100  Dollars
     ($171,381.04) shall be payable on the first day of December, 1999.


Concurrently with the making of such final monthly installment, Borrowers shall pay to FINOVA all other sums which then are due and payable pursuant to the Loan Agreement.

     1.3 Prepayment may be made under this Note in whole but not in part, subject to the provisions of Section 9.2(d) of the Loan Agreement. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrowers, by FINOVA or by any other person at any time, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon, the full amount of the applicable Termination Fee and all other sums which then are due and payable pursuant to the Loan Agreement, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

     1.4 All payments to be made by Borrowers pursuant to this Note shall be made in accordance with the instructions therefor set forth in the Loan Agreement. Payment shall not be deemed to have been received by FINOVA until

FINOVA is in receipt of United States Dollars available in collected funds to FINOVA at or before 12:00 p.m. Los Angeles time on a Business Day.

2.0  Events of Defaults; Remedies.

     2.1 Subject to the provisions of the Loan Agreement, at the election of the holder hereof, upon the occurrence of an Event of Default, without further notice or demand, the principal balance of this Note, all accrued and unpaid interest thereon and the Termination Fee, shall be and become immediately due and payable in full. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default, and such failure shall not be deemed to establish a custom or course of dealing or performance among Borrowers and FINOVA.

     2.2 Upon the occurrence of an Event of Default, FINOVA may enforce its rights and remedies under the Loan Documents in accordance with their terms and may exercise all rights and remedies available to it under applicable law, by virtue of statute or otherwise, including without limitation all rights and remedies available under the Uniform Commercial Code or other laws of Arizona.

     2.3 The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.0  General Provisions.

     3.1 Each Borrower warrants and represents to FINOVA that such Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

     3.2 This Note is secured by the Collateral described in the Loan Agreement.

     3.3 Each Borrower waives presentment for payment, demand and protest, notice of protest, demand, dishonor and nonpayment of this Note and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by the Loan Agreement, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

     3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrowers, jointly and severally, further promise to pay all costs of collection, foreclosure fees, attorneys fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

     3.5 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of this
Note in accordance with the provisions of this Note; (ii) interest after an Event of Default, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Each Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, Termination Fees, Minimum Interest Charges, other charges, goods, things in action or any other sums or things of value paid or payable by Borrowers (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrowers as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

     3.6 It is the intent of the parties to comply with the usury law of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the Maximum Interest Rate, then in any such event (i) the provisions of this paragraph shall govern and control, (ii) neither any Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in the excess of the Maximum Interest Rate, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrowers, at FINOVA's option, and
(iv) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law, all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrowers or otherwise in connection with such loan, and in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Each Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

     3.7 FINOVA may at any time transfer this Note and FINOVA's rights in any or all collateral securing this Note, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

     3.8 Each Borrower expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of such Borrower hereunder or any guarantor hereof.

     3.9 This Note may not be changed or amended orally, but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

     3.10 This Note shall be binding upon Borrowers and their legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provision of this Note.

     3.11 Time for the  performance of the  obligations of Borrowers  under this
Note is of the essence of this Note.

     THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. EACH BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON SUCH BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO SUCH BORROWER AT THE ADDRESS SET FORTH BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH BORROWER'S ADDRESS; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT SUCH BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN
INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ANY BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                 [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, Borrowers have executed this Note as of the day and year first written above.

                    THE LEATHER FACTORY, INC., a Delaware corporation, Fed ID Tax No. 75-2543540,
                    THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, Fed ID Tax No. 75-1721123,
                    THE LEATHER FACTORY, INC., an Arizona corporation, Fed ID Tax No. 86-0540648,
                    HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, Fed ID Tax No.: 94-1122115,
                    ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation, Fed ID Tax No. 13-2682601


                    By:      /s/ Fred N. Howell
                        ----------------------------
                             Fred N. Howell
                             Chief Financial Officer

                    Borrowers' Address:
                    3847 East Loop 820 South
                    Fort Worth, Texas 76119












Term Loan B Note

                                   EXHIBIT 4.5

                                TERM LOAN C NOTE


$1,500,000                                                      Phoenix, Arizona
                                                               November 21, 1997

     FOR VALUE RECEIVED, THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, and ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation (hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), jointly and severally, hereby promise to pay to the order of FINOVA CAPITAL
CORPORATION, a Delaware corporation ("FINOVA"), at its offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071, or at such other place or places as the holder hereof from time to time may designate in writing, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000), plus interest thereon as set forth below and any other charges applicable thereto, in accordance with the applicable provisions of that certain Loan and Security Agreement of even date herewith among FINOVA and Borrowers
(such Loan and Security Agreement, as the same may be amended, modified, supplemented or restated from time to time, hereinafter is referred to as the "Loan Agreement"), the provisions of which are incorporated herein by this reference. This Term Loan C Note (this "Note") is delivered by Borrowers to FINOVA to evidence Term Loan C (this and all other capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement).

1.0  Rate and Payment of Interest; Scheduled Principal Payments; Prepayment.

     1.1 The principal balance of this Note shall bear interest at the applicable per annum rate set forth in the Loan Agreement. Accrued and unpaid interest on this Note shall be payable monthly in arrears on the first day of each month, beginning December 1, 1997. Interest shall be calculated in the manner and upon the terms and conditions set forth in the Loan Agreement.

     1.2 The unpaid principal balance of this Note shall be payable as follows:

          a. Twenty-three (23) successive monthly installments, each in the principal amount of Twenty Five Thousand and No/100 Dollars ($25,000.00), shall be payable on the first day of each month, beginning January 1, 1998, and continuing through and including November 1, 1999; and

          b. A final monthly installment in the principal amount of Nine Hundred Twenty Five Thousand and NO/100 Dollars ($925,000.00) shall be payable on the first day of December, 1999.


Concurrently with the making of such final monthly installment, Borrowers shall pay to FINOVA all other sums which then are due and payable pursuant to the Loan Agreement.

     1.3 Prepayment may be made under this Note in whole but not in part, subject to the provisions of Section 9.2(d) of the Loan Agreement. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrowers, by FINOVA or by any other person at any time, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon, the full amount of the applicable Termination Fee and all other sums which then are due and payable pursuant to the Loan Agreement, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

     1.4 All payments to be made by Borrowers pursuant to this Note shall be made in accordance with the instructions therefor set forth in the Loan Agreement. Payment shall not be deemed to have been received by FINOVA until FINOVA is in receipt of United States Dollars available in collected funds to FINOVA at or before 12:00 p.m. Los Angeles time on a Business Day.

2.0  Events of Defaults; Remedies.

     2.1 Subject to the provisions of the Loan Agreement, at the election of the holder hereof, upon the occurrence of an Event of Default, without further notice or demand, the principal balance of this Note, all accrued and unpaid interest thereon and the Termination Fee, shall be and become immediately due and payable in full. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default, and such failure shall not be deemed to establish a custom or course of dealing or performance among Borrowers and FINOVA.

     2.2 Upon the occurrence of an Event of Default, FINOVA may enforce its rights and remedies under the Loan Documents in accordance with their terms and may exercise all rights and remedies available to it under applicable law, by virtue of statute or otherwise, including without limitation all rights and remedies available under the Uniform Commercial Code or other laws of Arizona.

     2.3 The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

3.0  General Provisions.

     3.1 Each Borrower warrants and represents to FINOVA that such Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

     3.2 This Note is secured by the Collateral described in the Loan Agreement.

     3.3 Each Borrower waives presentment for payment, demand and protest, notice of protest, demand, dishonor and nonpayment of this Note and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by the Loan Agreement, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

     3.4 If this Note is not paid when due or upon the occurrence of an Event of Default, Borrowers, jointly and severally, further promise to pay all costs of collection, foreclosure fees, attorneys fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

     3.5 The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following: (i) the interest rate set forth on the Schedule, calculated and applied to the principal balance of this
Note in accordance with the provisions of this Note; (ii) interest after an Event of Default, calculated and applied to the amounts due under this Note in accordance with the provisions hereof; and (iii) all Additional Sums (as herein defined), if any. Each Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, Termination Fees, Minimum Interest Charges, other charges, goods, things in action or any other sums or things of value paid or payable by Borrowers (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrowers as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

     3.6 It is the intent of the parties to comply with the usury law of the State of Arizona (the "Applicable Usury Law"). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Note, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Note or such documents require the payment or permit the collection of interest in excess of the Maximum Interest Rate, then in any such event (i) the provisions of this paragraph shall govern and control, (ii) neither any Borrower nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in the excess of the Maximum Interest Rate, (iii) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunded to Borrowers, at FINOVA's option, and
(iv) the effective rate of interest shall be automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law, all calculations of interest which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrowers or otherwise in connection with such loan, and in the event that the effective rate of interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full. Each Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

     3.7 FINOVA may at any time transfer this Note and FINOVA's rights in any or all collateral securing this Note, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

     3.8 Each Borrower expressly agrees that this Note, or any payment hereunder, may be extended from time to time before, at or after maturity, without in any way affecting the liability of such Borrower hereunder or any guarantor hereof.

     3.9 This Note may not be changed or amended orally, but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

     3.10 This Note shall be binding upon Borrowers and their legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provision of this Note.

     3.11 Time for the  performance of the  obligations of Borrowers  under this
Note is of the essence of this Note.

     THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. EACH BORROWER HEREBY (i) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE; (ii) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON SUCH BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO SUCH BORROWER AT THE ADDRESS SET FORTH BELOW AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO SUCH BORROWER'S ADDRESS; (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT SUCH BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN
INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING; (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; (v) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND (vi) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ANY BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.



                [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, Borrowers have executed this Note as of the day and year first written above.

                THE LEATHER FACTORY, INC., a Delaware corporation,Fed ID Tax No. 75-2543540,
                THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, Fed ID Tax No. 75-1721123,
                THE LEATHER FACTORY, INC., an Arizona corporation, Fed ID Tax No. 86-0540648,
                HI-LINE   LEATHER  &   MANUFACTURING   COMPANY,  a  California
                corporation, Fed ID Tax No.: 94-1122115,
                ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation, Fed ID Tax No. 13-2682601

                By:      /s/ Fred N.  Howell
                    ----------------------------
                         Fred N. Howell
                         Chief Financial Officer

                Borrowers' Address:
                3847 East Loop 820 South
                Fort Worth, Texas 76119

















Term Loan C Note

                                   EXHIBIT 4.6

                             SUBORDINATION AGREEMENT


     This SUBORDINATION AGREEMENT (this "Agreement") is made as of this 21st day of November, 1997 among FINOVA CAPITAL CORPORATION, a Delaware corporation ("Senior Lender"), and THE SCHLINGER FOUNDATION (the "Subordinated Lender") and THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, and ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation (hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"). Each reference herein to Borrower shall be deemed to mean each Borrower, individually and collectively, as the context requires.

                                   WITNESSETH:

     WHEREAS, Senior Lender and Borrower have entered into a Loan and Security Agreement, dated as of the date hereof (as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), together with the other Loan Documents (as defined in the Loan Agreement), whereby Senior Lender has made and shall make available to Borrower a credit facility in the aggregate amount of $9,136,000 (collectively, the "Senior Loan") therein set forth, which Senior Loan is secured by certain assignments of and security interests in the assets of Borrower, now or hereafter existing, all as more fully set forth in the Loan Documents; and

     WHEREAS, Borrower has issued certain promissory notes (collectively, the "Notes"), all as described in the "Subordinated Debt Schedule" attached hereto and incorporated herein, (the Notes and all other documents or instruments executed in connection therewith, as amended, supplemented or otherwise modified from time to time as permitted hereunder, collectively the "Subordinated Documents"); and

     WHEREAS, as set forth in Section 19 hereof, Subordinated Lenders shall benefit from the execution and delivery of the Loan Agreement and the making of the Senior Loan; and

     WHEREAS, as a condition of the financing accommodations under the Loan Documents, the parties hereto are required to enter into this Agreement to establish the priority of the repayment of Borrowers' debt, and to address certain related matters; and

     WHEREAS, it is a condition precedent for Senior Lender to enter into the Loan Agreement with Borrower and to make the Senior Loan that Subordinated Lenders and Borrower enter into this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

     Definitions. All capitalized terms used but not elsewhere defined in this Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. The following terms shall have the following meanings in this
Agreement:

     "Borrower's Property" means all assets, property and property rights, of any kind or nature, tangible or intangible, now or hereafter existing, in which Borrower owns, asserts or maintains an interest.

     "Finally Paid" or "Final Payment," when used in connection with the Senior Indebtedness shall mean the full, final and indefeasible payment of all of the Senior Indebtedness and the irrevocable termination of Senior Lender's obligation to make loans or other advances under the Loan Agreement.

     "Insolvency Proceeding" shall mean any proceeding commenced by or against any Person under any provision of the Bankruptcy Code, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

     "Liens" shall mean any mortgage, deed of trust, pledge, lien, security interest, charge, set-off right or other encumbrance, whether now existing or hereafter created, acquired or arising.

     "Notes" shall have the meaning set forth in the recitals hereof.

     "Senior Indebtedness" means all principal, interest and other obligations at any time due and owing by Borrower to Senior Lender arising out of or incurred in connection with the Loan Documents or other documents executed in connection with the Senior Loan (and any indebtedness which refinances such principal, interest or other obligations), as amended, restated, supplemented or otherwise modified from time to time, whether direct or contingent, and whether now existing or hereafter created. Senior Indebtedness shall include, without limitation, interest which accrues on the principal amount of the Senior Indebtedness subsequent to the commencement of a case under Chapter 11 of the Bankruptcy Code, but only to the extent such interest is allowed as a claim in such case.

     "Subordinated Lender" means, individually and collectively, the individuals and entities named on the signature page hereto, and each reference herein to "Subordinated Lender" shall be deemed to mean each Subordinated Lender, individually and collectively, as the context requires.

     "Subordinated Indebtedness" means all indebtedness of Borrower to Subordinated Lender pursuant to the Subordinated Documents and all present and future loans, advances, debts, liabilities, obligations, and indebtedness otherwise owing by Borrower to any Subordinated Lender, whether evidenced by any note, or other instrument or document, whether absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to Borrower.

     "Subordinated Lender Remedies" means any action which results in (A) the sale, foreclosure, realization on or liquidation of any of Borrower's Property,
(B) the execution on any judgment obtained against Borrower, (C) the acceleration of the Subordinated Indebtedness, (D) the filing of any petition or lien under any bankruptcy, insolvency or creditors' rights laws with respect to Borrower, or (E) the institution or exercise against Borrower of any suit, legal action, arbitration or other enforcement remedy.

     "UCC" shall mean Article 9 of the Uniform Commercial Code, as in effect in the State of Arizona from time to time.

     Subordination. Subordinated Lender hereby postpones and subordinates in right of payment all of the Subordinated Indebtedness to the Final Payment of all of the Senior Indebtedness. Subordinated Lender does not, as of the date hereof, hold any Liens or security interests in Borrower's Property and hereby agrees that any Liens, security interests, claims and rights of any kind Subordinated Lender may hereafter acquire against Borrower and Borrower's Property (but only with the prior written consent of Senior Lender) shall be subordinate and subject to the Liens, security interests, claims and rights against Borrower and/or Borrower's Property of Senior Lender arising from or out of the Senior Indebtedness, regardless of the order or time as of which any Liens attach to any of Borrower's Property, the order or time of UCC filings or any other filings or recordings, the order or time of granting of any such Liens, or the physical possession of any of Borrower's Property until this Agreement is terminated in accordance with Section 26 hereof. If Borrower issues any instrument or document evidencing the Subordinated Indebtedness each such instrument and document shall bear a conspicuous legend that it is subordinated to the Senior Indebtedness in accordance with the terms of this Agreement.

Borrower's books shall be marked to evidence the subordination of all of the Subordinated Indebtedness to the holder of Senior Indebtedness, in accordance with the terms of this Agreement. Senior Lender is authorized to examine such books from time to time and to make any notations required by this Agreement.

     Warranties and Representations of Borrower and Subordinated Lender. Borrower and Subordinated Lender each hereby severally represents and warrants to the Senior Lender that the Senior Lender has been furnished with a true and correct copy of all instruments and securities evidencing or pertaining to the Subordinated Indebtedness. Borrower hereby represents and warrants to the Senior Lender that this Agreement has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity. Subordinated Lender represents and warrants to the Senior Lender: (A) that this Agreement has been duly executed and delivered by Subordinated Lender and constitutes a legal, valid and binding obligation of Subordinated Lender enforceable against the Subordinated Lender in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity; (B) that Subordinated Lender is a California corporation having its chief executive office at the address set forth below its name on the signature page hereto; (C) that Subordinated Lender is acquiring the Subordinated Indebtedness for its own account and not with a view to the distribution thereof and has no present intention of distributing the Subordinated Indebtedness; (D) that Subordinated Lender has not relied and shall not rely on any representation or information of any nature made by or received from Senior Lender relative to Borrower in deciding to execute this Agreement or to permit it to continue in effect.

     Negative  Covenants.  Until all of the Senior Indebtedness has been Finally
Paid: (A) Borrower shall not, directly or indirectly, grant a security interest in, mortgage, pledge, assign or transfer any properties, to secure or satisfy all or any part of the Subordinated Indebtedness; (B) Subordinated Lender shall not demand or accept from Borrower any collateral; (C) Borrower shall not discharge the Subordinated Indebtedness other than in accordance with its terms;
(D) Subordinated Lender shall not demand or accept from Borrower or other person any consideration which would result in a discharge of the Subordinated Indebtedness other than in accordance with its terms; (E) Subordinated Lender shall not hereafter give any subordination in respect of the Subordinated Indebtedness or convert any or all of the Subordinated Indebtedness to capital stock, equity, ownership interest or other securities of Borrower, except as set forth in Section 5 (ii) hereof; (F) Subordinated Lender shall not transfer or assign any of the Subordinated Indebtedness to any person, except upon the prior written consent of Senior Lender and subject to the condition that such transferee or assignee shall have agreed in writing to be bound by the terms of this Agreement as a Subordinated Lender hereunder; (G) Borrower shall not hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Indebtedness, and Subordinated Lender shall not receive any such writing, except upon the condition that such security shall bear the legend referred to in Section 2 above and a true copy thereof shall be furnished to Senior Lender; (H) neither Borrower nor Subordinated Lender otherwise shall take any action contrary to Senior Lender's priority position over Subordinated Lender that is created by this Agreement, except with respect to the exercise by Subordinated Lender of the rights granted to it in this Agreement.

     Payments of Subordinated Indebtedness. Until all of the Senior Indebtedness has been Finally Paid, Borrower shall not make and Subordinated Lender shall not accept any direct or indirect payment or prepayment in cash, property or securities, by set-off or otherwise, with respect to any Subordinated Indebtedness, except (i) that scheduled monthly payments of interest under the Notes may be paid monthly in arrears ("Allowed Payment") if, and only to the extent that at the time of any such Allowed Payment: (a) no "Event of Default" has occurred and is continuing under the Loan Agreement and no Event of Default would result from the making of such Allowed Payment, and (b) according to the monthly financial statements submitted to Senior Lender by Borrower pursuant to the Loan Agreement (x) Borrower will have a Total Debt Service Coverage Ratio of no less than 1.10 to 1.0 and will be in compliance with the other financial covenants set forth in Section 6.1.13 of the Loan Agreement after giving effect to the Allowed Payment, and (y) Borrower will have at least $350,000 of Excess Availability under the Revolving Credit Loans after giving effect to the Allowed Payment and (ii) that Borrower may issue equity interests pursuant to the exercise of warrants held by Subordinated Lender.

     Prohibition on Payments.

     (A) Notwithstanding the provisions of Section 5 above, upon the happening of any Event of Default under and as defined in the Loan Agreement, and upon receipt by Subordinated Lender of written notice thereof (the "Default Notice") from the Senior Lender, no direct or indirect payment or prepayment in cash, property or securities, by set-off or otherwise, shall be made or agreed to be made by the Borrower or accepted by the Subordinated Lender on account of the principal of, premium or interest on, or any other amounts in respect of the Subordinated Indebtedness, and Borrower shall not segregate or hold in trust money for any such payment or distribution, unless and until Subordinated Lender has received a written notice from the Senior Lender that the default referred to in such Default Notice has been cured or waived by Senior Lender, and thereafter Subordinated Lender shall be entitled to the payment of suspended payments of the Subordinated Indebtedness from Borrower, to the extent permitted as an Allowed Payment under Section 5 hereof.

     (B) In the event that Borrower shall make or Subordinated Lender shall collect any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness in contravention of this Section 6, such payments shall be paid over and delivered to the Senior Lender immediately upon receipt thereof.

     (C) In the event that any failure of the Borrower to make or the Subordinated Lender to receive any payment with respect to the Subordinated Indebtedness as a result of the provisions of this Section 6 shall be deemed a default under the Subordinated Documents, such event shall not give rise to any right of Subordinated Lender to exercise any Subordinated Lender Remedies, any provision of the Subordinated Documents to the contrary notwithstanding.

     Forbearance of Legal Remedies. Until all of the Senior Indebtedness has been Finally Paid, the Subordinated Lender shall not exercise any Subordinated Lender Remedies or other remedies it may have for a default under the Subordinated Documents, except as permitted below. Whether or not a Default

Notice is then in effect, the Subordinated Lender may exercise one or more or all of the following rights and remedies (in each case, subject at all times to the payment subordination and lien subordination provisions set forth in this Agreement), but only the following rights and remedies, after prior written notice to Senior Lender and upon the occurrence of any of the following conditions, including any such occurrence during the effective period of any Default Notice: (a) an Insolvency Proceeding shall occur, or (b) the Senior Lender commences legal proceedings against the Borrower:

     accelerate payment of the Subordinated Indebtedness;

     commence legal proceedings against the Borrower and, if requested by the Senior Lender, become a co-plaintiff in any legal proceedings commenced by the Senior Lender, provided, that in no event shall Subordinated Lender be permitted to execute on any judgment obtained against Borrower until the Senior Indebtedness shall have been Finally Paid unless the proceeds of such execution of judgment are paid to the Senior Lender for application against the Senior Indebtedness, and further provided that Subordinated Lender shall not be permitted to execute on by judgment obtained against Borrower if the only predicate act above is the acceleration of payment of the Senior Indebtedness; and

     file  a  proof  of  claim  and  otherwise  participate  in  any  Insolvency
Proceeding.

The Subordinated Lender agrees to provide the Senior Lender with not less than six (6) days' prior written notice of its intent to exercise any legal remedy, which notice may be given during any period of time that a Default Notice is in effect.

     Subordinated Indebtedness Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or Reorganization of the Borrower. Upon any distribution of assets of Borrower in any dissolution, winding up, liquidation or reorganization of Borrower (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending toward liquidation of the business and assets of Borrower:

     the holder of all Senior Indebtedness shall first be entitled to receive payment in full (or to have such payment duly provided for in a manner previously agreed upon or otherwise satisfactory to it) of the principal thereof, and premium and interest due thereon, and other amounts payable comprising such Senior Indebtedness, before the Subordinated Lender is entitled to receive any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness; and

     (B) any payment or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for these provisions, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holder of the Senior Indebtedness, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

     The Borrower shall give prompt written notice to the Senior Lender and the Subordinated Lender of any dissolution, winding up, liquidation or reorganization of the Borrower or any assignment for the benefit of any of the creditors of the Borrower tending toward the liquidation of the business and assets of the Borrower.

     Obligation of Borrower Unconditional. Nothing contained herein or in the Loan Documents is intended to or shall impair, as between the Borrower and the Subordinated Lender only, the obligation of the Borrower, which is absolute and unconditional, to pay to the holder of the Subordinated Indebtedness the Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Subordinated Lender and creditors of the Borrower other than the Senior Lender.

     Subordination Rights Not Impaired by Acts or Omissions of Borrower or Holder of Senior Indebtedness. No right of any present or future holder of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Borrower; by any act or failure to act, which act or failure is in good faith, by any such holder; by any act or failure to act by any other holder of the Senior Indebtedness; or by any noncompliance by the Borrower with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. Subordinated Lender shall not be released, nor shall Subordinated Lender's obligation hereunder be in any way diminished, by any of the following: (A) the exercise or the failure to exercise by Senior Lender of any rights or remedies conferred on it or them under the Loan Documents hereunder or existing at law or otherwise, or against any of Borrower's Property; (B) the commencement of an action at law or the recovery of a judgment at law against Borrower or any obligor ("Obligor") for the performance of the Senior Indebtedness and the enforcement thereof through levy or execution or otherwise; (C) the taking or institution or any other action or proceeding against Borrower or any Obligor; or (D) any delay in taking, pursuing, or exercising any of the foregoing actions, rights, powers, or remedies (even though requested by Subordinated Lender) by Senior Lender or anyone acting for Senior Lender. Without limiting the generality of the foregoing, and anything else contained herein to the contrary notwithstanding, Senior Lender, from time to time, without prior notice to or the consent of Subordinated Lender, may take all or any of the following actions without in any manner affecting or impairing the obligation or liability of Subordinated Lender hereunder: (I) obtain a lien or a security interest in any property to secure any of the Senior Indebtedness; (II) obtain the primary and secondary liability of any party or parties with respect to any of the Senior Indebtedness; (III) renew, extend, or otherwise change the time for payment of the Senior Loan or any installment thereof for any period; (IV) release or compromise any liability of any nature of any person or entity with respect to the Senior Indebtedness;
(V) exchange, enforce, waive, release, and apply any of Borrower's Property and direct the order or manner of sale thereof as Senior Lender may in its discretion determine; (VI) enforce their rights hereunder, whether or not Senior Lender shall proceed against any other person or entity; (VII) exercise its rights to consent to any action or non-action of Borrower which may violate the covenants and agreements contained in the Loan Documents, with or without consideration, on such terms and conditions as may be acceptable to it; or
(VIII) exercise any of its rights conferred by the Loan Documents or by law.

     Authority to Act for Subordinated Lender. Until the Senior Indebtedness has been Finally Paid, in the event an Insolvency Proceeding shall occur and be continuing, if the Subordinated Lender is within forty-five (45) days of a final bar on exercising its right to present a proof of debt, proof of claim, suit or other similar right available for the purpose of protecting the Senior Lender's rights created by the subordination herein (to the extent that any of the foregoing proofs, procedures, or rights are relevant in the context of the particular Insolvency Proceeding involved), Subordinated Lender shall advise Senior Lender prior to the date thirty (30) days before such final bar occurs whether Subordinated Lender intends to exercise its rights and present a proof of debt, proof of claim, file suit, or preserve such other rights as are available to Subordinated Lender prior to the expiration of such rights. In the event that Subordinated Lender advises Senior Lender of its intention to let any such rights lapse, Senior Lender shall thereupon immediately have the right to act as Subordinated Lender's attorney-in-fact for the purposes specified in the remainder of this Section 11 (but solely to the extent that any of the actions on behalf of Senior Lender authorized hereby are relevant in the context of the particular Insolvency Proceeding involved). In the event Subordinated Lender, regardless of whether Subordinated Lender notified Senior Lender of its intention to preserve its rights or not, is within fifteen (15) days of a final bar on exercising its right to present a proof of debt, proof of claim, file suit or exercise such other similar rights as are available to Subordinated Lender, Senior Lender shall have the right to act as Subordinated Lender's attorney-in-fact for the purposes specified herein, and Subordinated Lender hereby irrevocably appoints Senior Lender its true and lawful attorney, with full power of substitution, in the name of Subordinated Lender or in the name of Senior Lender, for the use and benefit of Senior Lender, without further or additional notice to Subordinated Lender or any of its representatives, successors or assigns, to perform the following acts, at Senior Lender's option, in such Insolvency Proceeding:

     To enforce or vote claims comprising the Subordinated Indebtedness, either in its own name or in the name of Subordinated Lender, by proof of debt, proof of claim, suit or otherwise; and

     To collect any assets of Borrower distributed, divided or applied by way of dividend or payment, or any securities issued, on account of the Subordinated Indebtedness and to apply the same, or the proceeds of any realization upon the same that Senior Lender in its discretion elects to effect, to the Senior Indebtedness until all of the Senior Indebtedness (including, without limitation, interest accruing on the Senior Indebtedness after the commencement of any bankruptcy case, but only to the extent such interest is included within the definition of Senior Indebtedness hereunder) has been paid in full, rendering any surplus to Subordinated Lender if and to the extent permitted by law.

     In no event shall Senior Lender be liable to Subordinated Lender for any failure to prove the Subordinated Indebtedness, to exercise any right with respect thereto or to collect any sums payable thereon.

     Waivers. Borrower and Subordinated Lender each hereby waives, to the fullest extent permitted by law, any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by Senior Lender. To the fullest extent permitted by law and except as to any notices specified in this Agreement, notices regarding the intended sale or disposition of any portion of the Collateral by Senior Lender, or any notice which may not be waived in accordance with the UCC, Borrower and Subordinated Lender each hereby further waives: presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Indebtedness or the Subordinated Indebtedness to which Borrower or Subordinated Lender may be a party; prior notice of and consent to any loans made, extensions granted or other action taken in reliance thereon; and all other demands and notices of every kind in connection with this Agreement, the Senior Indebtedness or the Subordinated Indebtedness. Subordinated Lender consents to any release, renewal, extension, compromise or postponement of the time of payment of the Senior Indebtedness, to any substitution, exchange or release of collateral therefor, and to the addition or release of any person primarily or secondarily liable thereon.

     Indulgences Not Waivers. Neither the failure nor any delay on the part of Senior Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.

     Default. If any material representation or warranty of Borrower or Subordinated Lender in this Agreement or in any instrument evidencing, securing or relating to the Senior Indebtedness proves to have been materially false when made, or, in the event of a material breach by either the Borrower or Subordinated Lender in the performance of any of the material terms of this Agreement, or any instrument or agreement evidencing, securing or relating to the Senior Indebtedness, all of the Senior Indebtedness shall, at the option of Senior Lender, become immediately due and payable without presentment, demand, protest, or notices of any kind, notwithstanding any time or credit otherwise allowed. At any time Subordinated Lender fails to comply with any provision of this Agreement that is applicable to Subordinated Lender, Senior Lender may demand specific performance of this Agreement, whether or not Borrower has complied with this Agreement, and may exercise any other remedy available at law or equity.

     Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of Borrower referred to in this Agreement, Subordinated Lender shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of a trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Subordinated Lender, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Agreement.

     Amendment of the Subordinated Documents. Subordinated Lender agrees that it will not, without the consent of Senior Lender, amend the Subordinated Documents, so as to modify the financial terms thereof (including, without limitation, the amount of principal, rate of interest, dividends, fees and prepayment premiums, if any), extend the maturity thereof, add or change any covenants in a manner materially more restrictive to the Borrower, or effect any other modification to the Subordinated Documents, which would be materially adverse to the Senior Lender.

     Inconsistent or Conflicting Provisions. In the event a provision of the Loan Documents or the Subordinated Documents, is inconsistent or conflicts with the provisions of this Agreement, the provisions of this Agreement shall govern and prevail.

     Notices. All notices, requests, demands and other communications required or permitted under this Agreement or by law shall be in writing and shall be deemed received (i) if personally delivered, then on the Business Day of Delivery, (ii) if sent by telecopy before 2:00 p.m. Los Angeles time, on the day sent if a Business Day or if such day is not a Business Day or if sent after 2:00 p.m. Los Angeles time, then on the nest Business Day, (iii) if sent by overnight express carrier, on the next Business Day immediately following the day sent, or (iv) if sent by registered or certified mail, on the earlier of the fifth Business Day following the day sent or when actually received. Any notice by telecopy shall be followed by delivery on the next Business Day by overnight express carrier or by hand.

                  If to Senior Lender:

                  FINOVA Capital Corporation
                  355 South Grand Avenue
                  Los Angeles, California 90071
                  Attention: John Bonano
                  Telecopy:         (213) 625-0268

                  Copy to:

                  FINOVA Capital Corporation
                  1850 North Central Avenue
                  P.O. Box 2209
                  Phoenix, Arizona 85002-2209
                  Attention:        Joseph D'Amore, Esq.
                  Telecopy:         (602) 207-5036

                  and

                  FINOVA Capital Corporation
                  13355 Noel Road
                  Suite 800
                  Dallas, Texas 75240
                  Attention:        John Lewis
                  Telecopy:         (972) 458-5698

                  If to Subordinated Lender:

                  The address set forth below the signature of such Subordinated Lender on the signature page hereto.

                  If to Borrowers:

                  c/o The Leather Factory, Inc.
                  3847 East Loop 820 South
                  Fort Worth, Texas 76119
                  Attention:        Fred N. Howell
                  Telecopy:         (817) 496-9806

     Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

     Benefit. Subordinated Lender represents and warrants that the making of the Senior Loan will benefit Subordinated Lender in that Subordinated Lender is financially interested in Borrower and will benefit from the financial success of Borrower. Subordinated Lender acknowledges that Senior Lender would not make the Senior Loan but for the execution of this Agreement. Therefore, Subordinated Lender has received good, sufficient and adequate consideration for the making of this Agreement.

     Entire Agreement. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by Senior Lender and Subordinated Lender; provided, however, any such change, waiver or amendment shall be binding upon the Borrower by its written consent thereto.

     Additional Documentation. Borrower and Subordinated Lender shall execute and deliver to Senior Lender such further instruments and shall take such further action as Senior Lender may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

     Expenses. Borrower agrees to pay Senior Lender on demand all expenses of every kind, including reasonable attorney's fees, that Senior Lender may incur in enforcing any of its rights against Borrower under this Agreement. As between Senior Lender and the Subordinated Lender, the court may, in the exercise of its discretion, award attorney's fees to a prevailing party, in a manner consistent with Arizona law governing actions arising out of a contract, and the prevailing party shall have the right to petition the court to make such award.

     Successors and Assigns. This Agreement shall inure to the benefit of Senior Lender, its successors and assigns, and shall be binding upon Borrower and its successors and assigns, and each Subordinated Lender and their respective heirs, legatees, distributees, transferees, executors, administrators and personal representatives and assigns, including without limitation, any subsequent holders of the Note. Senior Lender, without prior notice or consent of any kind, may sell, assign or transfer the Senior Indebtedness, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by Senior Lender to enforce this Agreement in full against Borrower and Subordinated Lender, by suit or otherwise, for its own benefit, provided that such successor, assignee or transferee agrees to be bound by the terms of this Agreement.

     Covenant Not to Challenge. This Agreement has been negotiated by the parties with the expectation and in reliance upon the assumption that the instruments and documents evidencing the Senior Indebtedness are valid and enforceable. In determining whether to enter into this Agreement, Subordinated Lender has assumed such validity and enforceability, and has agreed to the provisions contained herein, without relying upon any reservation of a right to challenge or call into question such validity or enforceability. As between Senior Lender and Subordinated Lender, Subordinated Lender hereby covenants and agrees, to the fullest extent permitted by law, that it shall not initiate in any proceeding a challenge to the validity or enforceability of the documents and instruments evidencing the Senior Indebtedness, nor shall Subordinated Lender instigate other parties to raise any such challenges, nor shall Subordinated Lender participate in or otherwise assert any such challenges which are raised by other parties. The foregoing notwithstanding, in the event that any other party is successful in establishing the invalidity or unenforceability of any of the documents or instruments evidencing the Senior Indebtedness, then Subordinated Lender shall be entitled to the benefit of such result, and Subordinated Lender shall not be bound by the subordination provisions of this Agreement to the extent of such invalidity or unenforceability.

     Subrogation. Subject to the foregoing provisions hereof, provided that the Senior Indebtedness has been Finally Paid (and shall not be subject to avoidance under Section 547 of the Bankruptcy Code) the Subordinated Lender shall be subrogated, to the extent of such Senior Indebtedness so paid, to the rights of the holder of such Senior Indebtedness to receive payments or distributions or assets of the Borrower that secure such Senior Indebtedness until all amounts owing on the Subordinated Indebtedness shall be paid in full. For the purpose of such subrogation no payments or distributions to the holder of the Senior Indebtedness by or on behalf of the Borrower or by or on behalf of the Subordinated Lender by virtue of the provisions hereof which otherwise would have been made to Subordinated Lender shall, as between the Borrower, a creditor of the Borrower (other than Subordinated Lender and the Senior Lender) and the Subordinated Lender, be deemed to be payment by the Borrower to or on account of the Subordinated Indebtedness, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of Subordinated Lender on the one hand, and Senior Lender on the other hand. In the event that Subordinated Lender turns over to any Senior Lender any payment or contributions received by it in accordance with this Agreement, Subordinated Lender shall, for purposes of determining whether any default under the Subordinated Documents has occurred, be deemed never to have received such payment or distribution. In the event that Borrower fails to make any payment on account of the Subordinated Indebtedness by reason of any provision contained herein, such failure shall, notwithstanding such provision contained herein, constitute a default with respect to the Subordinated Indebtedness if and to the extent such failure would otherwise constitute such a default in accordance with the terms of the Subordinated Indebtedness.

     Termination of Agreement. This Agreement shall continue and shall be irrevocable until the date all of the Senior Indebtedness has been Finally Paid by Borrower or otherwise discharged and released by the Senior Lender.

     Reinstatement. The obligations of Subordinated Lender under the Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded or must otherwise be restored or returned by Senior Lender by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment had not been made.

     Governing Law. THE VALIDITY, CONSTRUCTION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ARIZONA. BORROWER AND SUBORDINATED LENDER HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY EITHER BORROWER OR SUBORDINATED LENDER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN A MARICOPA COUNTY, ARIZONA SUPERIOR COURT OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF SENIOR LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH SENIOR LENDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. EACH OF BORROWER AND SUBORDINATED LENDER HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY SENIOR LENDER AND HEREBY WAIVES ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED UPON LACK OF VENUE. THE EXCLUSIVE CHOICE OF FORUM AS SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY SENIOR LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY SENIOR LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND EACH OF BORROWER AND SUBORDINATED LENDER HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK SUCH JUDGMENT OR ACTION.

     Jury Trial. SENIOR LENDER, SUBORDINATED LENDER AND BORROWER WAIVE TRIAL BY JURY IN ANY DISPUTE ARISING FROM, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

     Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     Counterparts. This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties did not sign the same counterpart.


                [remainder of this page intentionally left blank]

                             SUBORDINATION AGREEMENT



IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



SUBORDINATED LENDER:             THE SCHLINGER FOUNDATION

                                 By:     /s/ Paul O. Halme
                                      -------------------------------------
                                 Name:   Paul O. Halme
                                 Title:  Attorney in Fact for The Schlinger
                                         Foundation

                                 Address:
                                           1944 Edison Street
                                           Santa Ynez, California 93460

                                 Telecopy: (805) 686-1618

                             SUBORDINATION AGREEMENT

SENIOR LENDER:      FINOVA CAPITAL CORPORATION, a Delaware
                    corporation


                    By:     /s/ John Sorber
                            -------------------------------
                                John Sorber
                                Vice President


BORROWERS:          THE LEATHER FACTORY,  INC., a Delaware  corporation,  Fed ID
                    Tax No. 75-2543540,
                    THE LEATHER  FACTORY,  INC., a Texas  corporation,  formerly
                    known  as  Midas   Leathercraft   Tool   Company,   a  Texas
                    corporation, Fed ID Tax No. 75-1721123,
                    THE LEATHER FACTORY,  INC., an Arizona  corporation,  Fed ID
                    Tax No. 86-0540648,
                    HI-LINE  LEATHER  &  MANUFACTURING   COMPANY,  a  California
                    corporation, Fed ID Tax No. 94-1122115, and
                    ROBERTS,  CUSHMAN & COMPANY,  INC., a New York  corporation,
                    Fed ID Tax No. 13-2682601


                    By:     /s/ Fred N. Howell
                            ------------------------------
                             Fred N. Howell
                             Chief Financial Officer

                              LEGEND TO BE INSERTED
                                  AT THE TOP OF
                               SUBORDINATED NOTES


ALL INDEBTEDNESS EVIDENCED HEREBY AND REFERENCED HEREIN IS SUBORDINATED IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT IN FULL OF ALL INDEBTEDNESS OWED TO FINOVA CAPITAL CORPORATION AS SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT AMONG FINOVA CAPITAL CORPORATION, THE PAYEE OF THIS NOTE AND THE OTHER PARTIES NAMED THEREIN.

                                   EXHIBIT 4.7

                                PLEDGE AGREEMENT

     This PLEDGE AGREEMENT (this "Pledge Agreement"), dated as of November 21, 1997, is among the parties listed in Exhibit B (such parties hereinafter are referred to individually as a "Pledgor" and collectively as "Pledgors"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Pledgee").


                             Preliminary Statement:

     A. The Leather Factory, Inc., a Delaware corporation, The Leather Factory, Inc., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, The Leather Factory, Inc., an Arizona corporation, Hi-Line Leather & Manufacturing Company, a California corporation, and Roberts, Cushman & Company, Inc., a New York corporation (hereinafter are referred to individually as a "Borrower" and collectively as "Borrowers"), and Pledgee have entered into that certain Loan and Security Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant to which Pledgee has agreed to make loans and other financial accommodations to Borrowers (collectively, the "Loan") subject to the terms and conditions set forth in the Loan Agreement.

     B. Pledgors collectively own 3,109,300 shares of the issued and outstanding capital stock of The Leather Factory, Inc., a Delaware corporation ("TLF").

     C. One of the conditions precedent to Pledgee's obligations under the Loan Agreement is that Pledgors shall have executed and delivered this Pledge Agreement to secure the payment and performance of Borrowers' Obligations and Pledgors' Obligations.

     NOW, THEREFORE, in order to induce Pledgee to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Pledgee and each Pledgor hereby agree as follows:

     1. Definitions. All capitalized terms used but not elsewhere defined in this Pledge Agreement shall have the respective meanings ascribed to such terms in the Loan Agreement. The following terms shall have the following meanings in this Pledge Agreement:

          Collateral: the Securities and all dividends, distributions and other amounts or additional securities of TLF or any successor in interest to TLF to which any Pledgor or any successor in interest to such Pledgor (with or without additional consideration) is or becomes entitled by virtue of the ownership by such Person of any of the Securities or as the result of any corporate reorganization, merger, consolidation, stock split, stock dividend, distribution, conversion, preemptive right or otherwise, and the proceeds thereof.

          Securities: all of the capital stock of TLF and any warrants, options or other rights to purchase the capital stock of TLF described in Exhibit A hereto, and duly executed assignments separate from certificates, in form and substance satisfactory to Pledgee.

          Pledgors' Obligations: (i) any and all Indebtedness, due or to become due, now existing or hereafter arising, of any Pledgor to Pledgee pursuant to the terms of this Pledge Agreement or any other Loan Document to which such Pledgor is a party and (ii) the performance of the covenants of each Pledgor contained in this Pledge Agreement and all other Loan Documents to which such Pledgor is a party.

     2. Pledge of Collateral. To secure Borrowers' Obligations and Pledgors' Obligations, each Pledgor hereby pledges, assigns and grants to Pledgee a valid and perfected first Lien in (i) the Securities owned by such Pledgor and (ii) all other items of Collateral now owned or hereafter acquired by such Pledgor.

     3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants to Pledgee that with respect to the Collateral pledged by Pledgors to Pledgee on the date hereof, (i) such Collateral together represents 96.48% of the issued and outstanding capital stock and warrants, options and other rights to purchase capital stock of TLF owned by Pledgors, and, represents 30.44% (3,000,000 shares) of the issued and outstanding capital stock and warrants, options and other rights to purchase capital stock of TLF, (ii) Pledgors are the legal and beneficial owner of the Collateral pledged by Pledgors to Pledgee pursuant to this Pledge Agreement,
(iii) such Collateral is validly issued, fully paid and non-assessable and is registered in the names of Pledgors, (iv) none of such Collateral is subject to any Lien of any kind whatsoever, except for the first Lien on such Collateral granted to Pledgee hereby, Permitted Liens, and Liens disclosed on Schedule I hereto, (v) no authorization, approval or other action by, or notice to or filing with, any governmental body is required for the pledge by Pledgors of such Collateral pursuant to the terms of this Pledge Agreement and (vi) until all of Borrowers' Obligations and Pledgors' Obligations have been paid and performed in full, no Pledgor: (A) will create or permit to exist any Lien upon or with respect to such Collateral, except for the first Lien thereon granted to Pledgee by this Pledge Agreement and Permitted Liens, and (B) will sell, transfer, convey, assign, or otherwise voluntarily divest such Pledgor's interest in such Collateral, or any part thereof, to any other Person. Each Pledgor further represents and warrants to Pledgee that the location of such Pledgor's primary place of residence or business, as applicable, is set forth on Exhibit B hereto.

4.   Stock Splits; Stock Dividends.

          4.1 Additional Securities. Each Pledgor agrees that in the event that such Pledgor, by virtue of the ownership by such Pledgor of its portion of the Collateral, now is, or hereafter becomes, entitled (with or without additional consideration) to other or additional capital stock as the result of any reorganization, merger, consolidation, stock split, stock dividend, conversion, exercise of warrant or preemptive right or otherwise, such Pledgor shall:

               4.1.1 Delivery. Cause the issuer of such additional capital stock to deliver to Pledgee all certificates and other documents, if any, evidencing the ownership by such Pledgor of such additional capital stock and hereby authorizes and empowers Pledgee to demand the same from such issuer, and agrees if such certificates and other documents are delivered to such Pledgor, to take possession thereof in trust for Pledgee;

               4.1.2 UCC Financing Statements and Assignments Separate from Certificate. Deliver to Pledgee (i) such UCC financing statements as Pledgee reasonably may request to perfect Pledgee's security interest in such additional capital stock and (ii) an assignment separate from certificate with respect to such capital stock, executed in blank by such Pledgor;

               4.1.3 Representations and Warranties. Deliver to Pledgee a certificate, executed by such Pledgor and dated the date of such pledge, as to the truth and correctness on such date of the representations and warranties set forth in Section 3 hereof; and

               4.1.4 Additional Documents. Deliver to Pledgee such other certificates, documents and other instruments as Pledgee reasonably may request in connection with the pledge of such additional capital stock by such Pledgor.

     4.2 Additional Collateral. Each Pledgor agrees that such additional capital stock shall constitute a portion of the Collateral and be subject to this Pledge Agreement in the same manner and to the same extent as the Securities pledged hereby to Pledgee on the date hereof.

     5. Voting Power; Distributions. Unless and until an Event of Default shall have occurred, and thereafter until the consent of any applicable governmental body is obtained, each Pledgor shall be entitled to exercise all voting powers in all company matters pertaining to the Collateral or otherwise, for any purpose not inconsistent with, or in violation of, any of the Loan Documents. Except to the extent otherwise provided in the Loan Agreement, unless and until all of Borrowers' Obligations and Pledgors' Obligations have been performed and paid in full, no Pledgor shall be entitled to receive any dividends or distributions with respect to any portion of the Collateral. If any such dividends or distributions are received by any Pledgor in violation of the terms of this Section 5, such distributions shall be (i) held in trust by such Pledgor on behalf of Pledgee, (ii) turned over to Pledgee by such Pledgor immediately upon receipt thereof and (iii) deemed to constitute a portion of the Collateral pledged by such Pledgor to Pledgee hereunder.

6.   Default and Remedies.

          6.1 Occurrence. The occurrence of an Event of Default under the Loan Agreement shall constitute an Event of Default hereunder.

          6.2 Remedies. If an Event of Default shall occur and be continuing, Pledgee, at its option, may:

          6.2.1 Registration. Cause the Collateral to be registered in its name or in the name of its nominee;

          6.2.2 Voting Power. Exercise all voting powers pertaining to the Collateral and otherwise act with respect thereto as though Pledgee were the owner thereof, subject to Section 5 hereof;

          6.2.3 Distributions. Receive all dividends and distributions of any kind whatsoever on all or any part of the Collateral;

          6.2.4 Collection; Conversion. Exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of any Pledgor pertaining or relating to the Collateral;

          6.2.5 Sale of Collateral. Subject to any applicable state or federal securities laws, sell, assign and deliver the whole, or from time to time, any part of the Collateral at any broker's board or at any private sale or at public auction, with or without demand for performance or advertisement of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby expressly are waived by each Pledgor) for cash, for credit or for other property, for immediate or future delivery, and for such price and on such terms as Pledgee in its sole discretion may determine; and

          6.2.6 Other Remedies. Exercise any other remedy specifically granted under this Pledge Agreement or now or hereafter existing in equity, or at law, by virtue of statute or otherwise.

     With  respect to the actions  described  in each of  subsections  6.2.2 and
     6.2.4 above, each Pledgor hereby irrevocably constitutes and appoints Pledgee its proxy and attorney-in-fact with full power of substitution and acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable until all of Borrowers' Obligations and Pledgors' Obligations are paid and performed in full.

     6.3 Agreement to Sell Collateral. For the purposes of this Section 6, an agreement to sell all or any part of the Collateral shall be treated as a sale thereof and Pledgee shall be free to carry out such sale pursuant to such agreement, and no Pledgor shall be entitled to the return of any of the same subject thereto, notwithstanding the fact that after Pledgee shall have entered into such an agreement, all Events of Default hereunder may have been remedied or all of Borrowers' Obligations and/or Pledgors' Obligations may have been paid and/or performed in full.

     6.4 Pledgee May Bid. At any sale made pursuant to Section 6.2 above, Pledgee may bid for and purchase, free from any right of equity or redemption on the part of any Pledgor (the same hereby being waived and released by each Pledgor), any part or all of the Collateral that is offered for sale, and Pledgee, upon compliance with the terms of sale, may hold, retain and dispose of such Collateral without further accountability therefor.

     6.5 Proceeds of Sale. The proceeds of any sale of the whole or any part of the Collateral and any other monies at the time held by Pledgee under the provisions of this Pledge Agreement shall be applied in accordance with the terms of Section 2.10 of the Loan Agreement.

     6.6 No Duty of Pledgee. Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of the Collateral, as hereinbefore authorized, and Pledgee shall not be responsible for any failure to do so or delay in so doing.

     6.7 Effect of Sale. Any sale of all or any portion of the Collateral pursuant to Section 6.2 above shall operate to divest all right, title and interest of any Pledgor to the Collateral which is the subject of any such sale.

     6.8 Securities Act. Each Pledgor acknowledges that Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933 ("Securities Act"), or that it may be able to do so only after delay which might adversely affect the value that might be realized upon the sale of the Collateral. Accordingly, each Pledgor agrees that Pledgee, without the necessity of attempting to cause any registration of the Collateral to be effected under the Securities Act, may sell the Collateral or any part thereof in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Collateral for their own account, for investment purposes only, and not with a view toward the distribution or resale thereof. Each
Pledgor agrees that any such private sale may be at prices or on terms less favorable to the owner of the Collateral sold than would be the case if such Collateral was sold at public sale, and that any such private sale shall not be deemed not to have been made in a commercially reasonable manner by virtue of such sale having been a private sale.

     6.9 Transfer of Control to Other Persons. Each Pledgor acknowledges and agrees that, upon the occurrence of an Event of Default, a transfer of control of the Collateral of TLF may be made to a receiver, trustee or similar official or to any purchaser of all or any part of the other Collateral hereunder, pursuant to any court order, public or private sale, judicial sale, foreclosure or the exercise of any other remedies available to Pledgee hereunder or under applicable law.

     6.10 Notice. Pledgee shall give not less than ten (10) Business Days' prior written notice to Pledgors of any sale pursuant to this Section 6. Each Pledgor hereby agrees that such notice is commercially reasonable.

7. Pledgee's Obligations, Custodial Agreement, Performance Rights, Pledge Does Not Make Pledgee a Shareholder. Pledgee shall not have any duty to protect, preserve  or  enforce  rights  against  the  Collateral  other  than a  duty  of reasonable custodial care of any such Collateral in its possession, it being understood that Pledgee shall (i) have no responsibility for (A) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Collateral, whether or not Pledgee has or is deemed to have knowledge of such matters, (B) taking any necessary steps to preserve rights against any parties with respect to the Collateral or (C) making any capital contributions or other payments on behalf of any Pledgor and (ii) not be deemed to be a shareholder of TLF unless Pledgee purchases or otherwise retains the applicable portion of the Collateral in connection with a foreclosure.

8. Termination of Pledge Agreement. Upon the payment and performance in full of all of Borrowers' Obligations and Pledgors' Obligations, Pledgee shall deliver to Pledgors the Collateral in its possession and this Pledge Agreement thereupon shall terminate.

9.   Miscellaneous.

          9.1 Exercise of Rights. Each Pledgor unconditionally agrees that if an Event of Default has occurred and is continuing, Pledgee may exercise its rights and remedies hereunder prior to, concurrently with, or subsequent to the exercise by Pledgee of its rights and remedies against any Pledgor or any other Person under any of the Loan Documents or otherwise. The obligations of each Pledgor under this Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

               9.1.1 Amendments. Any amendment or modification of or supplement to any of the Loan Documents;

               9.1.2 Exercise or Non-Exercise of Rights. Any exercise or non-exercise of any right or remedy under any of the Loan Documents, or the granting of any postponements or extensions for time of payment or other indulgences to any Pledgor or any other Person, or the settlement or adjustment of any claim or the release or discharge or substitution of any Person primarily or secondarily liable with respect to any of the Loan Documents;

               9.1.3 Bankruptcy. The institution of any bankruptcy, insolvency, reorganization, debt arrangement, readjustment, composition, receivership or liquidation proceedings by or against any Pledgor, TLF or any other Person; or

               9.1.4 Other Defenses. Any other circumstance which otherwise might constitute a defense to, or a discharge of, any Pledgor with respect to Borrowers' Obligations and/or Pledgors' Obligations.

          9.2 Rights Cumulative. Each and every right, remedy and power granted to Pledgee hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein or now or hereafter existing in equity, at law, by virtue of statute or otherwise and may be exercised by Pledgee, from time to time, concurrently or independently and as often and in such order as Pledgee may deem expedient. Any failure or delay on the part of Pledgee in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the right of Pledgee thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of rights of Pledgee hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

          9.3 Modification. Any modification or waiver of any provision of this Pledge Agreement, or any consent to any departure by any Pledgor therefrom, shall not be effective in any event unless the same is in writing and signed by Pledgee and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any Pledgor in any event not specifically required of Pledgee hereunder shall not entitle such Pledgor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

          9.4 Further Assurances. Each Pledgor agrees that at any time, and from time to time, after the execution and delivery of this Pledge Agreement, such Pledgor, upon the request of Pledgee, promptly will execute and deliver such further documents and do such further acts and things as Pledgee reasonably may request in order to effect fully the purposes of this Pledge Agreement and to subject to the security interest created hereby any Collateral intended by the provisions hereof to be covered hereby. Each Pledgor and Pledgee acknowledge their intent that, upon the occurrence of an Event of Default, Pledgee shall receive, to the fullest extent permitted by law and governmental policy, all rights necessary or desirable to obtain, use or sell the Collateral, and to exercise all remedies available to Pledgee under the Loan Documents, the Uniform Commercial Code or other applicable law. Each Pledgor and Pledgee further acknowledge and agree that, in the event of changes in law or governmental policy occurring subsequent to the date hereof that affect in any manner Pledgee's rights of access to, or use or sale of, the Collateral, or the procedures necessary to enable Pledgee to obtain such rights of access, use or sale, Pledgee and each Pledgor shall amend this Pledge Agreement and any other Loan Documents to which such Pledgor is a party, in such manner as Pledgee reasonably shall request, in order to provide Pledgee such rights to the greatest extent possible consistent with then applicable law and governmental policy.

          9.5 Preservation of Collateral. Each Pledgor agrees that it will warrant, preserve, maintain and defend, at the expense of such Pledgor, the right, title and interest of Pledgee in and to the Collateral and all right, title and interest represented thereby against all claims, charges and demands of all Persons whomsoever which are based on a breach of Borrowers' Obligations and/or Pledgors' Obligations hereunder.

          9.6 Notices. All notices and communications under this Pledge Agreement shall be delivered in the manner set forth in Section 9.12 of the Loan Agreement, with all notices to Pledgors to be sent to the address set forth in the Loan Agreement for Borrowers.

          9.7 GOVERNING LAW. THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ARIZONA. FOR THE PURPOSES OF THIS SECTION 9.7, THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ARIZONA.

          9.8 Severability. In the event that any provision of this Pledge Agreement is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or any governmental body, this Pledge Agreement shall be construed as not containing such provision and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

          9.9 Successors and Assigns. This Pledge Agreement shall inure to the benefit of the successors and assigns of Pledgee and shall be binding upon the successors and assigns of each Pledgor.

          9.10 Counterparts. This Pledge Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which when taken together shall be deemed to be one and the same instrument.

          9.11 Notation on Books. Concurrently with the execution and delivery hereof, each Pledgor shall cause TLF to register in its corporate books the security interests in and the pledge of the Collateral effected hereby.

         10. JURISDICTION AND VENUE. EACH PLEDGOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY ANY PLEDGOR IN ANY CAPACITY AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS PLEDGE AGREEMENT SHALL BE LITIGATED IN THE SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY DIVISION, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, OR, IF PLEDGEE INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH PLEDGEE SHALL INITIATE OR TO WHICH PLEDGEE SHALL REMOVE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. EACH PLEDGOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN OR REMOVED BY PLEDGEE TO ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGORS AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT TO BORROWER PURSUANT TO SECTION 9.12 OF THE LOAN AGREEMENT. EACH PLEDGOR WAIVES ANY CLAIM THAT MARICOPA COUNTY, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD ANY PLEDGOR, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, SUCH PLEDGOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY PLEDGEE AGAINST SUCH PLEDGOR AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR PLEDGORS SET FORTH IN THIS SECTION 10 SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY PLEDGEE, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY PLEDGEE, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND EACH PLEDGOR HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

     11. WAIVER OR RIGHT TO JURY TRIAL. PLEDGEE AND EACH PLEDGOR ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER ANY OF THE LOAN DOCUMENTS OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED THEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     12. Pledgee's Right to Specific Performance. Each Pledgor agrees that, in addition to all other remedies available at law or in equity, Pledgee shall be entitled to obtain decree(s) of specific performance entitling it to temporary restraining order(s), preliminary injunction(s), or permanent injunction(s) to enforce and require specific performance of this Pledge Agreement. Each Pledgor agrees that notice shall be adequate for the entry of a decree of specific performance with respect to any such matter (i) in the case of a temporary restraining order, upon twenty four (24) hours' prior notice of the hearing thereof and (ii) in the case of any other proceeding, upon five (5) days' prior notice of the hearing thereof, and hereby waives all requirements and demands that Pledgee give any greater notice of such hearings or post a bond or other surety arrangement in connection with the issuance of such decree.

                [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, each Pledgor and Pledgee have caused this Pledge Agreement to be executed as of the date first above written.




                                       /s/ Ronald C. Morgan
                                    -------------------------------
                                    Ronald C. Morgan, individually



                                      /s/ Robin L. Morgan
                                    -------------------------------
                                    Robin L. Morgan, individually












Pledge Agreement

                              FINOVA CAPITAL CORPORATION, a Delaware corporation

                              By:      /s/ John Sorber
                                       John Sorber
                                       Vice President














Pledge Agreement

                                    EXHIBIT A
                                    ---------
                            Description of Securities
                            -------------------------
                                                         Issued to
                           Description                   Pledgors and
Pledgors                   of Securities                 Outstanding
--------                   -------------                 ------------

Ronald C. Morgan           Capital stock of              3,000,000 shares
and Robin L. Morgan        The Leather Factory,          represented by
                           Inc., a Delaware              certificate no. LF 4270
                           corporation ("TLF")

                                    EXHIBIT B
                                    ---------
                  Location of each Pledgor's Primary Residence
                  --------------------------------------------


1.       Ronald C. Morgan
         7200 Lake Havasu Court
         Arlington, Texas 76016

2.       Robin L. Morgan
         7200 Lake Havasu Court
         Arlington, Texas 76016

                                   EXHIBIT 4.8

                            PATENT SECURITY AGREEMENT

     This PATENT SECURITY AGREEMENT, dated as of November 21 , 1997 (this "Agreement"), is among THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, and ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation (hereinafter referred to individually as a "Debtor" and collectively as "Debtors"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Secured Party").

                                    RECITALS:

     A. Debtors and Secured Party have entered into that certain Loan and Security Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make loans and other financial accommodations (collectively, the "Loan") to Debtors, subject to the terms and conditions set forth in the Loan Agreement.

     B. As a condition precedent to the making of the Loan under the Loan Agreement, each Debtor is required to execute and deliver this Agreement and to grant to Secured Party a continuing security interest in all of the "Patent Collateral" (as defined below) to secure Debtors' Obligations.

     C. Each Debtor has duly authorized the execution, delivery and performance of this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Secured Party to make the Loan to Debtors pursuant to the Loan Agreement, each Debtor agrees, for the benefit of Secured Party, as follows:

     SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Loan Agreement.

     SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of Debtors' Obligations, each Debtor does hereby grant to Secured Party a continuing security interest in all of the following property of such Debtor (collectively, the "Patent Collateral"), whether now or hereafter owned, acquired or existing:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 hereto;

          (b) all patent licenses, including each patent license referred to in Item B of Attachment 1 hereto;

          (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in the foregoing clauses (a) and b; and

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Attachment 1 hereto, and all rights corresponding thereto throughout the world.

     SECTION 3. Loan Agreement. This Agreement has been executed and delivered by each Debtor for the purpose of registering the security interest of Secured Party in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Secured Party under the Loan Agreement. The Loan Agreement (and all rights and remedies of Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. Release of Security Interest. Upon payment and performance in full of Debtors' Obligations, Secured Party shall, at Debtors' expense, execute and deliver to Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

     SECTION 5. Acknowledgment. Each Debtor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.

     SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                                     THE LEATHER FACTORY,  INC.,
                                                     a Delaware corporation, THE
                                                     LEATHER  FACTORY,  INC.,  a
                                                     Texas corporation, formerly
                                                     known as Midas Leathercraft
                                                     Tool   Company,   a   Texas
                                                     corporation,   THE  LEATHER
                                                     FACTORY,  INC.,  an Arizona
                                                     corporation,        HI-LINE
                                                     LEATHER   &   MANUFACTURING
                                                     COMPANY,    a    California
                                                     corporation   and  ROBERTS,
                                                     CUSHMAN & COMPANY,  INC., a
                                                     New York corporation


                                                     By: /s/ Fred N. Howell
                                                         -----------------------
                                                             Fred N. Howell
                                                         Chief Financial Officer


                                                     FINOVA CAPITAL CORPORATION,
                                                     a Delaware corporation


                                                     By: /s/ John Sorber
                                                         -----------------------
                                                             John Sorber
                                                             Vice President

STATE OF TEXAS         )
                       )       SS.
COUNTY OF TARRANT      )

     I, Barbara Marvin, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that Fred N. Howell personally known to me to be Chief Financial Officer of THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation and ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as Chief Financial Officer of said corporations, pursuant to authority, given by the Board of Directors of said corporations as such person's free and voluntary act, and as the free and voluntary act and deed of said corporations, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 19th day of November, 1997.




                                               /s/ Barbara Marvin
                                               ---------------------------
                                                Notary Public


My Commission Expires:

      10-16-2001
----------------------

Patent Security Agreement STATE OF PENNSYLVANIA )
                                                )       SS.
COUNTY OF MONTGOMERY                            )


     I, Lori A. Harris, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that John Sorber, personally known to me to be a Vice President of FINOVA CAPITAL CORPORATION, a Delaware corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as such officer of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this _24th day of November, 1997.


                                                   /s/ Lori A. Harris
                                                   -------------------------
                                                            Notary Public


My Commission Expires:

     Jan. 22, 2001
----------------------

                                   EXHIBIT 4.9

                          TRADEMARK SECURITY AGREEMENT

     This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of November 21, 1997, is among THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, and ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation (hereinafter referred to individually as a "Debtor" and collectively as "Debtors"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Secured Party").

                                    RECITALS:

     A. Debtors and Secured Party have entered into that certain Loan and Security Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make loans and other financial accommodations (collectively, the "Loan") to Debtors, subject to the terms and conditions set forth in the Loan Agreement.

     B. As a condition precedent to the making of the Loan under the Loan Agreement, each Debtor is required to execute and deliver this Agreement and to grant to Secured Party a continuing security interest in all of the "Trademark Collateral" (as defined below) to secure Debtors' Obligations.

     C. Each Debtor has duly authorized the execution, delivery and performance of this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and in order to induce Secured Party to make the Loan to Debtors pursuant to the Loan Agreement, each Debtor agrees, for the benefit of Secured Party, as follows:

     1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Loan Agreement.

     2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, to secure Debtors' Obligations, each Debtor does hereby grant to Secured Party a continuing security interest in all of the following property of such Debtor (collectively, the "Trademark Collateral"), whether now owned or existing and hereafter acquired or arising:

          (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, service marks, certification marks, collective marks, logos, other sources of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (each of the foregoing items in this clause (a) being called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 hereto;

          (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 hereto;

          (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b);

          (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in clauses (a) and (b); and

          (e) all proceeds of, and rights associated with, the foregoing, including any claim by such Debtor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration, or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 hereto, or for any injury to the goodwill associated with the use of any Trademark or for breach or enforcement of any Trademark license.

     3. Loan Agreement. This Agreement has been executed and delivered by each Debtor for the purpose of registering the security interest of Secured Party in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Secured Party under the Loan Agreement. The Loan Agreement (and all rights and remedies of Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     4. Release of Security Interest. Upon payment and performance in full of Debtors' Obligations, Secured Party shall, at Debtors' expense, execute and deliver to Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

     5. Acknowledgment. Each Debtor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     6. Loan Document, Etc. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.

     7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                [remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                                                     THE LEATHER FACTORY,  INC.,
                                                     a Delaware corporation, THE
                                                     LEATHER  FACTORY,  INC.,  a
                                                     Texas corporation, formerly
                                                     known as Midas Leathercraft
                                                     Tool   Company,   a   Texas
                                                     corporation,   THE  LEATHER
                                                     FACTORY,  INC.,  an Arizona
                                                     corporation,        HI-LINE
                                                     LEATHER  &   MANUFACTURING,
                                                     COMPANY,    a    California
                                                     corporation,  and  ROBERTS,
                                                     CUSHMAN & COMPANY,  INC., a
                                                     New York corporation



                                                     By:  /s/ Fred N. Howell
                                                         -----------------------
                                                         Fred N. Howell
                                                         Chief Financial Officer



                                                     FINOVA CAPITAL CORPORATION,
                                                     a Delaware corporation



                                                     By: /s/ John Sorber
                                                         -----------------------
                                                         John Sorber
                                                         Vice President

STATE OF TEXAS    )
                  )       SS.
COUNTY OF TARRANT )


     I, Barbara Marvin, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that Fred N. Howell personally known to me to be the Chief Financial Officer of THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING, COMPANY, a California corporation, and ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as Chief Financial Officer of said corporations, pursuant to authority, given by the Board of Directors of said corporations as such person's free and voluntary act, and as the free and voluntary act and deed of said corporations, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 19th day of November, 1997.




                                               /s/Barbara Marvin
                                         ------------------------------
                                                      Notary Public


My Commission Expires:

     10-16-2001
----------------------

STATE OF PENNSYLVANIA      )
                           )        SS.
COUNTY OF MONTGOMERY       )


     I, Lori A. Harris, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that John Sorber, personally known to me to be a Vice President of FINOVA CAPITAL CORPORATION, a Delaware corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as such officer of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

         GIVEN under my hand and notarial seal this 24th day of November, 1997.


                                                       /s/ Lori A. Harris
                                                  ------------------------------
                                                                Notary Public


My Commission Expires:

     Jan. 22, 2001
---------------------

                            THE LEATHER FACTORY, INC.
                          TRADEMARK SECURITY AGREEMENT
                                  ATTACHMENT 1


Item A.  Trademarks

                              Registered Trademarks
                              ---------------------
                            United States of America:
                               See attached list.

                                Other Countries:
                                      None

                         Pending Trademark Applications
                         ------------------------------
                            United States of America:
                               See attached list.

                                Other Countries:
                                      None


                      Trademark Applications in Preparation
                      -------------------------------------
                                      None


Item B.  Trademark Licenses



    Country or                                             Effective             Expiration    Commencement
    Territory           Trademark          Licensor        Licensee              Date          Date
    ---------           ---------          --------        ---------             ----------    ------------

     United             Playboy            Playboy         Roberts,              December       June 1, 1997
   States and           Rabbit            Enterprises,     Cushman and           31, 1998
      its                Head                Inc.          Co., Inc. dba
  possessions;          Design                             Royal Crown
  and Canada                                                 Custom
                                                            Leathers


                                  EXHIBIT 4.10

                          COPYRIGHT SECURITY AGREEMENT


     This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of November 21, 1997, is among THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation, and ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation (hereinafter referred to individually as a "Debtor" and collectively as "Debtors"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Secured Party").

                                    RECITALS:

     A. Debtors and Secured Party have entered into that certain Loan and Security Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make loans and other financial accommodations (collectively, the "Loan") to Debtors, subject to the terms and conditions set forth in the Loan Agreement.

     B. As a condition precedent to the making of the Loan under the Loan Agreement, each Debtor is required to execute and deliver this Agreement and to grant to Secured Party a continuing security interest in all of the "Copyright Collateral" (as defined below) to secure Debtors' Obligations.

     C. Each Debtor has duly authorized the execution, delivery and performance of this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and in order to induce Secured Party to make the Loan to Debtors pursuant to the Loan Agreement, each Debtor agrees, for the benefit of Secured Party, as follows:

     1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Loan Agreement.

     2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, to secure all of Debtors' Obligations, each Debtor does hereby grant to Secured Party a continuing security interest in all of the following property of such Debtor (the "Copyright Collateral"), whether now or hereafter owned, acquired or existing, being all copyrights of such Debtor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world, including, without limitation, all of such Debtor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights referred to in Item A of Attachment 1 hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Attachment 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

     3. Loan Agreement. This Agreement has been executed and delivered by each Debtor for the purpose of registering the security interest of Secured Party in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Secured Party under the Loan Agreement. The Loan Agreement (and all rights and remedies of Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     4. Release of Security Interest. Upon payment and performance in full of Debtors' Obligations, Secured Party shall, at Debtors' expense, execute and deliver to Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

     5. Acknowledgment. Each Debtor does hereby further acknowledge and affirm that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     6. Loan Document, Etc. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.

     7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                                     THE LEATHER FACTORY,  INC.,
                                                     a Delaware corporation, THE
                                                     LEATHER  FACTORY,  INC.,  a
                                                     Texas corporation, formerly
                                                     known as Midas Leathercraft
                                                     Tool   Company,   a   Texas
                                                     corporation,   THE  LEATHER
                                                     FACTORY,  INC.,  an Arizona
                                                     corporation,        HI-LINE
                                                     LEATHER   &   MANUFACTURING
                                                     COMPANY,    a    California
                                                     corporation   and  ROBERTS,
                                                     CUSHMAN & COMPANY,  INC., a
                                                     New York corporation



                                                     By: /s/ Fred N. Howell
                                                         -----------------------
                                                         Fred N. Howell
                                                         Chief Financial Officer

                                                     FINOVA CAPITAL CORPORATION,
                                                     a Delaware corporation


                                                     By: /s/ John Sorber
                                                         -----------------------
                                                         John Sorber
                                                         Vice President

STATE OF TEXAS    )
                  )       SS.
COUNTY OF TARRANT )


     I, Barbara Marvin, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that Fred N. Howell personally known to me to be Chief Financial Officer of THE LEATHER FACTORY, INC., a Delaware corporation, THE LEATHER FACTORY, INC., a Texas corporation, formerly known as Midas Leathercraft Tool Company, a Texas corporation, THE LEATHER FACTORY, INC., an Arizona corporation, HI-LINE LEATHER & MANUFACTURING COMPANY, a California corporation and ROBERTS, CUSHMAN & COMPANY, INC., a New York corporation and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as Chief Financial Officer of said corporations, pursuant to authority, given by the Board of Directors of said corporations as such person's free and voluntary act, and as the free and voluntary act and deed of said corporations, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 19th day of November, 1997.




                                            /s/ Barbara Marvin
                                     --------------------------------
                                                Notary Public


My Commission Expires:

       10-16-2001
----------------------

STATE OF PENNSYLVANIA   )
                        )        SS.
COUNTY OF MONTGOMERY    )


     I, Lori A. Harris, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that John Sorber, personally known to me to be a Vice President of FINOVA CAPITAL CORPORATION, a Delaware corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as such officer of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 24th day of November, 1997.


                                                /s/ Lori A. Harris
                                          ------------------------------
                                               Notary Public


My Commission Expires:

     Jan. 22, 2001
----------------------

                            THE LEATHER FACTORY, INC.
                          COPYRIGHT SECURITY AGREEMENT
                                  ATTACHMENT 1


Item A.  Copyrights

                              Registered Copyrights
                              ---------------------
                            United States of America:
                               See attached list.

                                Other Countries:
                                      None

                         Pending Copyright Applications
                         ------------------------------
                            United States of America:
                               See attached list.

                                Other Countries:
                                      None


                      Copyright Applications in Preparation
                      -------------------------------------
                                      None


Item B.  Copyright  Licenses

                            United States of America:
                               See attached list.

                                Other Countries:
                                      None

                                  EXHIBIT 4.11

All indebtedness evidenced hereby and referenced herein is subordinated in right of payment to the prior payment in full of all indebtedness owed to Finova Capital Corporation as set forth in that certain Subordination Agreement among Finova Capital Corporation, the payee of this Note and the other parties named therein.



                                 PROMISSORY NOTE
                           Secured by Corporate Stock


$1,000,000                       dated effective as of November 14, 1997

"Borrower" promises to pay to the order of The Schlinger Foundation "Holder," at its office at 1944 Edison Street, Santa Ynez, California 93460, or at such other place as the holder may designate in writing, in lawful money of the United States of America, the principal sum of One Million and No/100 Dollars ($1,000,000), with interest at thirteen percent (13%) thereon until two years from the date of this Note.

Interest  only payments  shall be payable  monthly  beginning on the  fourteenth
(14th) day of December, 1997 and every fourteenth day of each month thereafter until November 14th, 1999 when the entire principal and accrued interest is all due and payable.

PAYMENTS SHALL BE MADE BY ELECTRONIC DEPOSIT TO THE UNION BANK OF CALIFORNIA, WALNUT CREEK REGIONAL OFFICE, 100 PRINGLE AVENUE, SUITE 150, WALNUT CREEK, CALIFORNIA 94596, WITH INSTRUCTIONS TO DEPOSIT TO ACCOUNT NO.
014-015018-41, OR AT DIFFERENT PLACE IF REQUIRED BY HOLDER.

THIS NOTE CAN BE PREPAID WITHOUT PENALTY.

This Note is secured by the 2,666,667 shares of stock of The Leather Factory, Inc., a Delaware corporation. Said stock is pledged by J. Wray Thompson, Sr., Ron Morgan and Robin Morgan. This Note is subordinate to any indebtedness owed by Borrower to Finova Capital Corporation and Holder has executed a subordinate agreement to that effect.

At any time before the maturity date of this Note, Holder, at its option may satisfy fifty percent (50%) or Five Hundred Thousand Dollars ($500,000) of the principal amount of this Note by converting into common stock of borrower at the current market price. Current Market Price will be defined as the average daily closing price for thirty (30) trading days prior to closing. Upon receipt of notice that Holder has exercised its option to convert to Borrower's stock, Borrower shall promptly issue said shares and transfer them into the Holder's name.

Principal, interest and all other sums owed Holder shall be evidenced by entries in records maintained by Holder for such purpose. Each payment on and any other credits with respect to principal, interest and all other sums outstanding shall be evidenced by entries in such records. Holder's records shall be conclusive evidence thereof.

Notwithstanding the rights given to Borrower pursuant to provisions in the laws of the state specified in the governing law clause of this document (and any amendments or successors thereto), to designate how payments will be applied, Borrower hereby waives such rights and Holder shall have the right in its sole discretion to determine the order and method of the application of payments to this Note.

If the proceeds of the loan evidenced by this Note are, at Borrower's request, to be wire transferred to Borrower or any other individual or entity, including without limitation Holder where the context so permits and in Holder's sole discretion. Such transfer shall be subject to all applicable laws and regulations, and the policy of the Board of Governors of the Federal Reserve System on Reduction of Payments System Risk in effect from time to time ("Applicable Law and Policy"). Borrower acknowledges that as a result of Applicable Law and Policy, the transmission of the proceeds of any advance under this Note which Borrower has requested to be wire-transferred may be significantly delayed.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, until paid in full, whether before or after judgment.

In no event shall Borrower be obligated to pay interest at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

The occurrence of any of the following shall at Holder's option make all sums of interest, principal and any other amounts owing under this Note immediately due and payable without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor or any other notices or demands; and give Holder the right to exercise any other right or remedy provided by contract or applicable law:

          (a) Borrower shall fail to make any payment of principal or interest when due under this Note or to pay any fees or other charges when due, or Borrower or any other Person shall fail to provide Holder with, or to perform any obligation under, this Note or any contract, instrument, addenda or document executed in connection with this Note, including without limitation any guaranty, pledge agreement, or security agreement (including this Note, each a "Loan Document"). Provided, however, nothing herein shall effect the notice provisions of the "security agreement." Notice shall be given in accordance with the agreement securing this Note.

          (b) Any representation or warranty made, or financial statement, certificate or other document provided, by Borrower or any guarantor ("Guarantor") of the obligations evidenced by this Note ("Obligations") shall prove to have been false or misleading.

          (c) Borrower or any Guarantor shall fail to pay its debts generally as they become due or shall file any petition or action for relief under any bankruptcy, insolvency, reorganization, moratorium, creditor composition law, or any other law for the relief of or relating to debtors; an involuntary petition shall be filed under any bankruptcy law against Borrower or any Guarantor, or a custodian, receiver, trustee, assignee for the benefit of creditors, or other similar official, shall be appointed to take possession, custody or control of the properties of Borrower or any Guarantor; or the death, incapacity, dissolution or termination of the business of Borrower or any Guarantor.

          (d) Borrower or any Guarantor shall fail to perform under any other agreement involving the borrowing of money, the purchase of property, the advance of credit or any other monetary liability of any kind to any Person which shall have a material adverse effect upon the business operations of the Borrower; or any guaranty of the Obligations shall be revoked or terminated.

          (e) Any governmental or regulatory authority shall take any action, any defined benefit pension plan maintained by Borrower shall have any unfunded liabilities, or any other event shall occur, any of which, in the judgment of Holder, might have a material adverse effect on the financial condition or business of Borrower or any Guarantor.

          (f) Any sale, transfer or other disposition of all or a substantial or material part of the assets of Borrower other than the pending merger of Borrower and The Leather Factory, Inc.

          (g) Failure to perform Borrower's obligations under the terms of any promissory note, contract or other obligation that is held by Holder as collateral for the Obligations; or Holder shall not have a perfected security interest in, or shall not maintain full collatoralization of the Note with respect to the value of, any collateral being held for the Obligations.

          (h) Any judgment(s) shall be entered against Borrower or any Guarantor, or any involuntary lien(s) of any kind or character shall attach to any assets or property of Borrower or any Guarantor, any of which, in the judgment of Holder, might have a material adverse effect on the collateral securing this agreement or the financial condition or business of Borrower or any Guarantor.

          (i) Borrower shall fail to perform any of its duties or obligations under any Loan Document not specifically referenced hereinabove.

No failure or delay on the part of Holder in exercising any power, right or privilege under any Loan Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right or privilege shall preclude any further exercise thereof or the exercise of any other power, right or privilege.

Holder has the right at its sole option to continue to accept interest and/or principal payments due under the Loan Documents after default, and such acceptance shall not constitute a waiver of said default or an extension of the maturity date unless Holder agrees otherwise in writing.

Dispute Resolution

          (Sections (a) and (b) below are to be construed in accordance with California law)

          (a) Mandatory Mediation/Arbitration. Any controversy or claim between or among the parties, their agents, employees and affiliates, including but not limited to those arising out of or relating to this Note or any related agreements or instruments ("Subject Documents"), including without limitation any claim based on or arising from an alleged tort, shall, at the option of any party, and at that party's expense, be submitted to mediation, using either the American Arbitration Association ("AAA") or Judicial Arbitration and Mediation Services, Inc. ("JAMS") in Santa Barbara County, California. If mediation is not used, or if it is used and it fails to resolve the dispute within 30 days from the date AAA or JAMS is engaged, then the dispute shall be determined by arbitration in accordance with the rules of either JAMS or AAA (at the option of the party initiating the arbitration) and Title 9 of the U.S. Code, notwithstanding any other choice of law provision in the Subject Documents. All statutes of limitations or any waivers contained herein which would otherwise be applicable shall apply to any arbitration proceeding under this subparagraph (a). The parties agree that related arbitration proceedings may be consolidated. The arbitrator shall prepare written reasons for the award. Judgment upon the award rendered may be entered in any court having jurisdiction.

          (b) Jury Waiver/Judicial Reference. If the controversy or claim is not submitted to arbitration as provided and limited in subparagraph (a), but becomes the subject of a judicial action, each party hereby waives its respective right to trial by jury of the controversy or claim. In addition, any party may elect to have all decisions of fact and law determined by a referee appointed by the court in accordance with applicable state reference procedures. The party requesting the reference procedure shall ask AAA or JAMS to provide a panel of retired judges and the court shall select the referee from the designated panel. The referee shall prepare written findings of fact and conclusions of law. Judgment upon the award rendered shall be entered in the Santa Barbara County Superior Court.

          (c) Provisional Remedies, Self Help, and Foreclosure. To the extent allowed under applicable law no provision of, or the exercise of any rights under, subparagraph (a), shall limit the right of any party to exercise self help remedies such as setoff, to foreclose against any real or personal property collateral, or to obtain provisional or ancillary remedies such as injunctive relief or the appointment of a receiver from the Santa Barbara County Superior Court having jurisdiction before, during or after the pendency of any mediation or arbitration. The institution and maintenance of an action for judicial relief or pursuit of provisional or ancillary remedies or exercise of self help remedies shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to mediation or arbitration.

To the extent any provision of the dispute resolution clause is unenforceable in the jurisdiction under which it is asserted the applicable law shall control.

Borrower shall pay and protect, defend and indemnify Holder and Holder's employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Holder, collectively "Agents") against, and hold Holder and each such Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including, without limitation, attorneys' fees and costs) and other amounts incurred by Holder and each such Agent, arising from (i) the matters contemplated by this Note or any Loan Document or (ii) any contention that Borrower has failed to comply with any law, rule, regulation, order or directive applicable to Borrower's sales, leases or performance of services to Borrower's customers, including without limitation those sales, leases and services requiring consumer or other disclosures; provided, however, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Holder's or any Agent's gross negligence or wilful conduct. This indemnification shall survive the payment and satisfaction of all of Borrower's obligations and liabilities to Holder.

Borrower shall reimburse Holder for all costs and expenses, including without limitation reasonable attorneys' fees and disbursements expended or incurred by Holder in connection with (a) the negotiation, preparation, amendment, interpretation and enforcement of the Loan Documents, including without limitation during any workout, attempted workout, and/or in connection with the rendering of legal advice as to Holder's rights, remedies and obligations under the Loan Documents, (b) collecting any sum which becomes due Holder under any Loan Document, (c) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or (d) the protection, preservation or enforcement of any rights of Holder. For the purposes of this section, attorneys' fees shall include, without limitation, fees incurred in connection with the following: (1) contempt proceedings; (2) discovery; (3) any motion, proceeding or other activity of any kind in connection with a bankruptcy proceeding or case arising out of or relating to any petition under Title 11 of the United States Code, as the same shall be in effect from time to time, or any similar law; (4) garnishment, levy, and debtor and third party examinations; and (5) postjudgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment.

Each Borrower is jointly and severally liable for the obligations evidenced by this Note, and all references to "Borrower" shall be to "each" or "any" Borrower as the context requires.

This Note shall be governed by, and construed in accordance with, the laws of the State of California at Holder's option as authorized by applicable law.

All terms and conditions of the security agreement and/or other written agreements between the parties are incorporated by this reference.



BORROWER

THE LEATHER FACTORY, INC., a Texas Corporation



By  /s/ J. Wray Thompson
---------------------------------------
J. WRAY THOMPSON, SR., President


By   /s/ Fred N. Howell
---------------------------------------
FRED N. HOWELL, Chief Financial Officer

                                  EXHIBIT 4.12

                          PLEDGE AND SECURITY AGREEMENT

     This pledge and Security Agreement is made and entered into on this _____ day of November, 1997 by and between THE SCHLINGER FOUNDATION, hereinafter referred to as Secured Party, and J. WRAY THOMPSON, SR., hereinafter referred to as Pledgor, as follows:

     For value received, the Pledgor hereby grants to the Secured Party a secured interest in the following described property hereinafter referred to as the Collateral, to-wit:

                  Stock Certificate No.        dated         representing
                  1,333,333 shares of The Leather Factory, Inc.

                  Stock Certificate No.        dated         representing
                  1,333,333 shares of The Leather Factory, Inc.

     This Pledge and Security Agreement shall partially secure the obligation of The Leather Factory, Inc. ("TLF") to Secured Party, in the principal sum of One Million Dollars ($1,000,000.00) dated November, 1997, payable according to its terms (the "Obligation").

     The Pledgor warrants and covenants that the Pledgor's place of business is 3847 East Loop 820 South, Fort Worth, Tarrant County, Texas 76119. The Collateral will be kept at 1944 Edison Street, Santa Ynez, California 93460.

                     PLEDGOR WARRANTS, COVENANTS AND AGREES

     1. TITLE. Except for the security interest hereby granted, the Pledgor has full title to the Collateral, free from any lien, security interest, encumbrance, or claim, and the Pledgor will, at the Pledgor's cost and expense, defend any action which may affect the Secured Party's security interest in, or the Pledgor's title to, the Collateral.

     2. FINANCING STATEMENT. No Financing Statement covering the Collateral or any part thereof or any proceeds thereof is on file in any public office and, at the Secured Party's request, the Pledgor will join in executing all necessary Financing Statements in form satisfactory to the Secured Party and will pay the cost of filing the same and will further execute all other necessary instruments deemed necessary by the Secured Party.

     3. SALE, LEASE OR DISPOSITION OF COLLATERAL. The Pledgor will not, without the written consent of the Secured Party, sell, contract to sell lease, encumber, or dispose of the Collateral or any interest therein until this Pledge and Security Agreement and all debts secured thereby have been fully satisfied. Such consent cannot be unreasonably withheld.

     4. PARTIAL RELEASE OF COLLATERAL. In the event Secured Party shall exercise the option granted in the obligation to convert up to $500,000.00 of the obligation to shares of stock in TLF, then Secured Party agrees to release a portion of the pledged collateral pro rata, up to fifty percent (50%) of the total collateral for any shares so converted. Should Secured Party elect to receive less than fifty percent (50%) of the obligation in converted stock, Secured Party will agree to release one of the stock certificates in trust for the purpose of allowing the same to be re-issued by TLFs transfer agent.

     5. PROTECTION OF COLLATERAL. The Secured Party, at Security Party's sole cost and expense, will keep the Collateral safe and will not destroy the Collateral or any part thereof. The Pledgor will not use the Collateral in violation of any Statute or ordinance.

     6. LOCATION AND IDENTIFICATION. The Secured Party will keep the Collateral separate and identifiable and at the address shown above or a bank lock box and will not remove the Collateral from said address without the Pledgor's written consent.


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     7. SECURITY  INTEREST IN PROCEEDS AND ACCESSION.  The Pledgor hereby grants to the  Secured  Party a security  interest in and to all  proceeds,  increases,
substitutions,   replacements,  dividends,  additions,  and  accessions  to  the
Collateral. This provision shall not be construed to mean that the Pledgor or Security Party are authorized to sell or dispose of the Collateral without the consent of the other.

     8. REIMBURSEMENT OF EXPENSES. At the option of the Secured Party, the Secured Party may discharge taxes, liens, interest, or perform or cause to be performed for and on behalf of the Pledgor, any actions and conditions, obligations, or covenants which the Pledgor has failed or refused to perform, and may pay for the preservation of the Collateral, and all sums so expended, including, but not limited to, attorney's fees, Court costs, agent's fees, or commissions, or any other costs or expenses, shall bear interest from the date of payment at the rate of ten percent (10%) per annum and shall be payable at the place designated in the above-described note and shall be secured by this Pledge and Security Agreement.

     9. CHANGE OF PLACE OF BUSINESS. The Secured Party and Pledgor will promptly notify the other of any change of the other's chief place of business, or place where records concerning the Collateral are kept.

     10. ATTORNEY IN FACT. The Pledgor hereby appoints the Secured Party as the Pledgor's attorney in fact to do any and every act which the Pledgor is obligated under this Pledge and Security Agreement to do, and to exercise all rights of the Pledgor in the collateral and to make collections and to execute any and all papers and instruments and to do all other things necessary to preserve and protect the Collateral and to make collections and to protect the Secured Party's security interest in said collateral.

     11. TIME OF PERFORMANCE AND WAIVER. In performing any act under this Pledge and Security Agreement and note secured thereby, time shall be of the essence. The Secured Party's acceptance of partial or delinquent payments, or the failure of the Secured Party to exercise any right or remedy shall not be a waiver of any obligation of the Pledgor or right of Secured party or constitute a waiver of any other similar default subsequently occurring.

     12. DEFAULT. The Pledgor shall be in default under this Pledge and Security Agreement on the happening of any of the following events or conditions:

          (a) Default in the payment or performance of any note obligation, covenant, or liability contained or referred to therein;

          (b) Any warranty, representation, or statement made or furnished to the Secured Party by or on behalf of the Pledgor proves to have been false in any material respect when made or furnished;

          (c) Any event which results in the acceleration of the maturity of the indebtedness of the Pledgor to others under any indenture, agreement, or undertaking,

          (d) The making of any levy, seizure or attachment thereof or thereon;

          (e) Any time the Secured Party believes that the prospect of payment of any indebtedness secured hereby or the performance of this Pledge and Security Agreement is impaired;

          (f) Dissolution, termination of existence, insolvency, business failure, appointment of a receiver for any part of the Collateral assignment for the benefit of creditors or the commencement of any proceeding under any bankruptcy or insolvency law by or against the Pledgor or any guarantor or surety for the Pledgor.

     13. REMEDIES. On the occurrence of any such event of default, and at any time thereafter, the Secured Party may declare all obligations secured immediately due and payable and may proceed to enforce payment of the same and exercise any and all of the rights and remedies provided by the Texas Business and Commerce Code as well as other rights and remedies either at law or in equity possessed by the Secured Party.

     14. MISCELLANEOUS PROVISIONS.

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

          (a) Texas Law to Apply: This Agreement shall be construed under and in accordance with the Uniform Commercial Code and other applicable laws of the State of Texas and all obligations of the parties created hereunder are performable in Tarrant County, Texas.

          (b) Parties Bound: This Agreement shall be binding on and insure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns where permitted by the Agreement.

          (c) Legal Construction: In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision thereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          (d Prior Agreements Superseded: This Agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respect the within subject matter.

          (e) Definitions: All terms used herein which are defined in the Business and Commerce Code of Texas shall have the same meaning herein as in said Code.


DATED this 14 day of November, 1997.


SECURED PARTY:                                             PLEDGOR:

THE SCHLINGER FOUNDATION

By:    /s/ Paul O. Halme
       -----------------                                   /s/ J. Wray Thompson
                                                           --------------------
Its:  Attorney In Fact                                     J. Wray Thompson, Sr.
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